                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2001
                           ---------------------------

                                 Citigroup Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
          ---------------         -----------      -------------------
          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)



                    399 Park Avenue, New York, New York 10043
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

On January 16, 2001 Citigroup Inc. reported core income for the fourth quarter of $3.33 billion, or $0.65 per share, diluted, increasing 12%, after an aggregate charge of $146 million (or $0.03/share) relating to a transportation loss provision for the Associates' truck loan and leasing portfolio and adjustments to reflect the timing differences of conforming Associates' accounting policies to those of Citigroup. Core income for the full year was a record $14.14 billion, or $2.74 per share, diluted, for the year ended December 31, 2000, a 25% increase over the prior year. These results are after an aggregate charge of $298 million (or $0.06/share) relating to the aforementioned items. Net income of $13.52 billion for the year ended December 31, 2000, was also reduced by $621 million in restructuring and merger-related items primarily related to the acquisition of the Associates.



     o Each of Citigroup's business segments continued strong performance in the quarter, with growth of 25% in the Global Consumer Group, 10% in the Global Corporate and Investment Bank, and 8% for Global Investment Management and Private Banking;

     o    Total revenue increased 14%;

     o    Return on common equity was 24% for the full year;

     o Total equity (including trust preferred securities) increased to $71.2 billion at December 31, 2000;

     o The Global Corporate and Investment Bank was named "Bank of the Year" by INTERNATIONAL FINANCIAL REVIEW, for the second consecutive year;

     o Citibank OnLine, the company's recently launched Internet banking product, was ranked number one by Gomez and Forrester Research.


"This has been a year of enormous accomplishment for Citigroup and we are delighted with the strength of our performance company-wide," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup. "We are among the top earning companies in the world, with all of our major business segments contributing to our success, and we continue to increase our base of recurring and predictable earnings. We are taking steps to assure that our footprint in rapidly growing markets is significant enough to take full advantage of the developing potential in these areas, and tailoring our investment, insurance and consumer finance products to the needs of the emerging middle class around the world.


"The acquisitions of Schroders and Associates are contributing to our core earnings even as they build our business capabilities in strategically important markets. In addition, we have made significant progress on our Internet strategy, with the launch of several new and well-accepted products into the consumer and corporate markets, including the number-one ranked Internet banking product."

                                 GLOBAL CONSUMER
        4TH QUARTER CORE INCOME: $1.47 BILLION, UP 25% FROM $1.17 BILLION
                     2000 CORE INCOME: $5.29 BILLION, UP 22%


Citigroup's Global Consumer businesses contributed $1.47 billion in core income in the fourth quarter, rising 25% on the strength of North America Cards' and Travelers Life and Annuity's performance, controlled expense growth, and generally stable credit trends across most businesses. Citigroup's global cards business, spanning 46 countries with 100 million accounts, increased receivables to $117.7 billion, generating core income of $650 million. During the year, Citigroup also launched a number of significant Internet-based products designed to meet a full spectrum of consumer financial needs, including MyCiti.com, the first account aggregation site to be offered by a major financial services firm, as well as c2it, one of the first person-to-person payments capabilities over the internet. More than 8.2 million on-line accounts now access Citigroup's products and services over the internet. Cross-marketing programs throughout the Global Consumer business continue to increase their contribution to results, as both SSB mortgage referrals and the sale of Travelers individual annuities were strong in the quarter, and sales of Citifinancial home equity loans surged 43%.

o Core income from BANKING/LENDING rose 27% to $761 million, led by NORTH AMERICA CARDS, where managed receivables increased 5% or $4 billion from the third quarter and 17% from one year ago. The net interest margin improved by 19 basis points in the quarter, accelerating revenue growth to 6% and driving core income growth of 26% to $408 million from the prior year period. CITIBANKING NORTH AMERICA benefited from 8% deposit growth and expense controls which offset spread compression and lower investment product fees, driving a 27% increase in core income. MORTGAGE BANKING core income growth of 38% reflected volume growth in both mortgages and student loans, offset by lower spreads. CITIFINANCIAL continued to generate strong production rates, with receivables totaling more than $18 billion, up 18%, leading to core income growth of 22% in the quarter.

o INSURANCE core income increased 22% to $419 million. PRIMERICA'S core income rose 8%. Production was strong, reflecting a 28% increase in loans, 15% growth in mutual fund sales, and 16% in face amount of insurance issued, accompanied by strong recruitment and licensing. Revenue growth was partly offset by investment in international expansion. TRAVELERS LIFE AND ANNUITY core income grew by 55%, driven by strong business volumes, higher net investment income and the absence of certain expenses occurring in the prior year quarter. Strong individual annuity sales continued in both proprietary and non-proprietary channels, yielding the highest net sales in five quarters. TRAVELERS PROPERTY CASUALTY'S PERSONAL LINES income decline of 9% reflected a continuation of higher loss costs as well as lower favorable prior year reserve development partly offset by the incremental earnings from the minority interest buyback earlier in 2000. Net written premium growth, excluding SECURE, was 8% in the quarter.

o INTERNATIONAL core income increased 23%. In the developed markets of WESTERN EUROPE AND JAPAN, income rose 43% to $129 million, led by substantial volume growth in Japan and the contribution of the Diners Club acquisition, completed earlier in 2000, as well as growth in loans and investment products across Europe. EMERGING MARKETS Consumer core income of $218 million grew 14%. Excluding Japan, Asia core income increased 36%, reflecting volume growth in cards and deposits and improvements in credit costs. CEEMEA core income increased 40%, due to increased volumes throughout the region. Latin America core income fell 16%, reflecting revenue weakness in certain Latin American markets, and lower earnings in Mexico. Results in Mexico were impacted by the loss of a subsidy related to the Confia acquisition which was partially restored as a result of the recent agreement with the Mexican Government. The agreement resulted in the recognition of $27 million of after-tax gains in the quarter, in addition to ongoing interest income.

                      GLOBAL CORPORATE AND INVESTMENT BANK
        4TH QUARTER CORE INCOME: $1.41 BILLION, UP 10% FROM $1.28 BILLION
                     2000 CORE INCOME: $6.37 BILLION, UP 28%

The Global Corporate and Investment Bank's core income rose 10% in the quarter, with 14% revenue growth, boosted by strong performance in the emerging markets. In addition to naming Citigroup as the "Bank of the Year" for the second year in a row, with particular emphasis on Salomon Smith Barney's successful build-out in Europe and Japan, INTERNATIONAL FINANCING REVIEW also named Citibank/SSB "Global Loan House of the Year", and Citigroup "Latin American Bank of the Year." Citigroup was also named "Bank of the Year" by FINANCE ASIA magazine. Citibank's product capabilities in the emerging markets were recognized by GLOBAL CUSTODIAN magazine, which named Citibank the top-rated custody bank in 19 emerging markets. In addition, Citibank was awarded "Best Bank" by CORPORATE FINANCE for project finance, cash management and foreign exchange, and named "Best Emerging Markets Bank in the World" by GLOBAL FINANCE. Citibank/SSB's global derivatives and securitization businesses also received top accolades from GLOBAL FINANCE. Salomon Smith Barney was further recognized for its lead advisory role in the "Deal of the Year," the merger of AOL and Time Warner, by INVESTMENT DEALERS' DIGEST. Salomon Smith Barney continues to demonstrate leadership in capital markets, ranking #1 in global underwriting, and has made substantial strides in global mergers and acquisitions, moving to #4 from #7 one year ago.

o Reflecting the successful integration of these businesses, SALOMON SMITH BARNEY and THE GLOBAL RELATIONSHIP BANK are now reported on a combined basis. For the full year, core income rose 23% with a net revenue increase of 20%. In the fourth quarter, an industry-wide slowdown in several areas of investment banking and securities brokerage activities drove a 13% decline in core income from the 1999 period, to $716 million. Results were also affected by higher expenses due to the Schroders and Copelco acquisitions in 2000, and a substantial increase in compensation costs in response to competitor practices and investment spending. Fees and commissions rose 3% in the quarter, primarily reflecting an increase in institutional securities commissions. Asset management and administration fees retained in this segment increased 29% largely in the Private Client wrap fee business where the firm continues its #1 position. Principal transactions revenue rose 2% reflecting higher equities and foreign exchange trading income offset by a decline in fixed income trading. Investment banking revenue increased 8%, as record merger and acquisition fees as well as increased fees from loans and structured products were partly offset by a significant decline in high-margin equity underwriting.

   Private client results reflected substantial growth for 2000, as the firm added a record 800 Financial Consultants and gross production per FC exceeded $500,000 for the year. For the full year, Private Client core income rose 17%, passing the $1 billion mark. However, for the quarter, core income declined to $199 million, as the business invested substantially in additional branches as well as in technology upgrades across the branch system. The number of accounts using Salomon Smith Barney's on-line ACCESS service reached 1.5 million, almost tripling the household penetration from a year ago.

o EMERGING MARKETS CORPORATE BANKING reported record core income of $448 million, a 72% increase over the 1999 quarter, driven by strong business conditions in all regions, tight expense control management as well as credit improvements. Revenue growth of 24% reflected growth in transaction services and trading results, as well as the contribution of Bank Handlowy, acquired earlier in 2000. Expense growth was held to 9% (a 2% improvement over the 1999 quarter excluding the impact of the Handlowy acquisition). The provision for loan losses continued to improve, down $90 million, primarily in the Asia region.

o TRAVELERS PROPERTY CASUALTY COMMERCIAL LINES core income increased 25% driven by continued pricing improvements across all market segments, as well as the minority interest buyback earlier in 2000, partly offset by increased loss cost trends and lower net investment income. Net written premiums increased 22%, including the impact of Reliance Surety and the purchase of renewal rights for Reliance's middle market business and Frontier specialty business.

                GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
         4TH QUARTER CORE INCOME: $163 MILLION, UP 8% FROM $151 MILLION
                     2000 CORE INCOME: $685 MILLION, UP 15%

During the quarter, Citigroup's Global Investment Management and Private Banking Group continued to invest in developing its global research platform, improving investment performance and expanding its activities in the retirement services market, while increasing sales through proprietary distribution channels throughout the company. Revenues for the quarter rose 16%, with double-digit growth experienced in the Private Bank and across Asset Management and Retirement Services, led by the increased ownership stakes in Garante and Siembra.

o ASSET MANAGEMENT core income (including Retirement Services) was $78 million, unchanged from the prior year period, as revenue growth of 19% was offset by continued investment spending to build the business' global sales and marketing capacity as well as its research, quantitative and technology platforms. Assets under management increased 6% to $401 billion, as net flows were offset by declines in market values.

   Sales of the group's long-term mutual funds and managed account products through the Salomon Smith Barney retail channel rose 71% to $6.5 billion, representing 56% of this channel in the quarter. The group's share of the Primerica channel was 54%, with $429 million in SSB Citi Asset Management U.S. mutual and money funds sold. Sales through Citibank's global retail banking network reached $3.0 billion in the quarter. Share of the U.S. branch channel reached 74%, following the successful launch of the Smith Barney mutual funds in the third quarter. Institutional client assets rose to $154 billion, including $5.5 billion in assets raised from Global Corporate and Investment Bank customers in the fourth quarter.

o Core income for the PRIVATE BANK rose 16% to $85 million. Revenues increased 11% with stronger asset management fees as well as higher interest income, partly offset by continued investment in sales infrastructure. Client business volumes rose 9%, reaching $153 billion.



                            ASSOCIATES FIRST CAPITAL
                     4TH QUARTER CORE INCOME: $289 MILLION,
     INCLUDING $135 MILLION IN TRANSPORTATION LOSS PROVISION AND $11 MILLION
                            IN CONFORMING ADJUSTMENTS
                    2000 CORE INCOME: $1.38 BILLION, DOWN 1%
     INCLUDING TRANSPORTATION LOSS PROVISION AND $163 MILLION IN CONFORMING
                                   ADJUSTMENTS

Associates First Capital core income for the fourth quarter was $289 million, versus $394 million in the prior year period, reflecting an aggregate charge of $146 million relating to a transportation loss provision for the truck loan and leasing portfolio and adjustments reflecting the timing differences of conforming Associates' accounting policies to those of Citigroup. Full year core income of $1.38 billion also included $298 million for these items. Net income for Citigroup also reflects $459 million in restructuring and merger-related items in the fourth quarter as a result of the Associates acquisition. Revenue growth was 22%, driven by higher net interest income as a result of 17% receivables growth. Expenses in the quarter rose 19%.

               CORPORATE/OTHER, E-CITI, AND INVESTMENT ACTIVITIES

The loss from CORPORATE/OTHER decreased in the quarter primarily reflecting lower Y2K costs at the corporate level partially offset by higher funding costs. Losses in E-CITI, the remainder of internet-related development activities not allocated to the individual businesses, improved from the prior year quarter. Income from INVESTMENT ACTIVITIES was $203 million, down from the prior year and the prior quarter, reflecting realized and unrealized gains in a number of private equity investments offset by lower market values in the company's public equity securities.

                                      # # #


FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; and the earnings impact of recent acquisitions.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.


                                                                                                                  [LOGO CITIGROUP]

----------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME                                        FOURTH QUARTER          %            YEAR ENDED             %
(IN MILLIONS OF DOLLARS)                                      -------------------                 -------------------
                                                               2000        1999       Change       2000        1999       Change
----------------------------------------------------------------------------------------------------------------------------------
GLOBAL CONSUMER
    Citibanking North America........................... $        146    $    115         27    $      566   $     398          42
    Mortgage Banking....................................           76          55         38           272         225          21
    North America Cards.................................          408         324         26         1,381       1,182          17
    CitiFinancial.......................................          131         107         22           481         388          24
                                                         -------------------------              ----------------------
Banking / Lending.......................................          761         601         27         2,700       2,193          23
                                                         -------------------------              ----------------------
    Travelers Life and Annuity..........................          209         135         55           777         623          25
    Primerica Financial Services........................          124         115          8           492         452           9
    Personal Lines......................................           86          94         (9)          311         279          11
                                                         -------------------------              ----------------------
Insurance...............................................          419         344         22         1,580       1,354          17
                                                         -------------------------              ----------------------
    Western Europe......................................           94          72         31           345         275          25
    Japan...............................................           35          18         94           139          87          60
    Emerging Markets Consumer Banking...................          218         191         14           830         624          33
                                                         -------------------------              ----------------------
Total International.....................................          347         281         23         1,314         986          33
                                                         -------------------------              ----------------------
e-Consumer..............................................          (45)        (33)       (36)         (202)       (111)        (82)
Other Consumer..........................................          (16)        (22)        27           (98)        (75)        (31)
                                                         -------------------------              ----------------------
TOTAL GLOBAL CONSUMER...................................        1,466       1,171         25         5,294       4,347          22
                                                         -------------------------              ----------------------

GLOBAL CORPORATE AND INVESTMENT BANK
Salomon Smith Barney and The Global Relationship Bank             716         824        (13)        3,688       2,989          23
Emerging Markets Corporate Banking......................          448         260         72         1,610       1,162          39
Commercial Lines Insurance..............................          250         200         25         1,072         845          27
                                                         -------------------------              ----------------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK..............        1,414       1,284         10         6,370       4,996          28
                                                         -------------------------              ----------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
SSB Citi Asset Management Group.........................           78          78          -           361         328          10
Global Private Bank.....................................           85          73         16           324         269          20
                                                         -------------------------              ----------------------
TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING..          163         151          8           685         597          15
                                                         -------------------------              ----------------------

ASSOCIATES BEFORE TRANSPORTATION LOSS PROVISION (A).....          424         394          8         1,516       1,402           8
Transportation Loss Provision...........................         (135)          -         NM          (135)          -          NM
                                                         -------------------------              ----------------------
TOTAL ASSOCIATES........................................          289         394        (27)        1,381       1,402          (1)

INVESTMENT ACTIVITIES...................................          203         213         (5)        1,363         658         107

Corporate / Other.......................................         (195)       (201)         3          (888)       (605)        (47)
E-Citi..................................................           (9)        (14)        36           (65)        (50)        (30)
                                                         -------------------------              ----------------------
TOTAL CORPORATE / OTHER.................................         (204)       (215)         5          (953)       (655)        (45)
                                                         -------------------------              ----------------------
CORE INCOME (B).........................................        3,331       2,998         11        14,140      11,345          25
                                                         -------------------------              ----------------------

Restructuring and Merger Related Items -- After Tax (C).         (491)         17         NM          (621)         25          NM
Cumulative Effect of Accounting Changes (D).............            -           -         NM             -        (127)         NM
                                                         -------------------------              ----------------------
NET INCOME..............................................      $ 2,840     $ 3,015         (6)     $ 13,519    $ 11,243          20

==================================================================================================================================

DILUTED EARNINGS PER SHARE:
CORE INCOME (E).........................................       $ 0.65      $ 0.58         12        $ 2.74      $ 2.19          25
NET INCOME..............................................         0.55        0.58         (5)         2.62        2.17          21


==================================================================================================================================

(A) The transportation loss provision of $135 million (after-tax) and conforming accounting adjustments of $11 million (after-tax) in the 2000 fourth quarter and $163 million in the full year reduced core income earnings per share by $0.03 and $0.06, respectively. Conforming accounting adjustments of $14 million in the 1999 fourth quarter had no impact on core earnings per share and adjustments of $110 million in the 1999 full year reduced core income earnings per share by $0.02.
(B) Core Income Before Transportation Loss Provision is $3.466 billion and $2.998 billion in the 2000 and 1999 fourth quarters, respectively, and $14.275 billion and $11.345 billion in the 2000 and 1999 full years, respectively.
(C) Restructuring and merger-related items in the 2000 fourth quarter related to the acquisition of Associates First Capital Corporation include a restructuring charge of $340 million for business improvement and integration initiatives and $119 million for merger-related expenses.
(D) Refers to adoption of Statement of Position "SOP" 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

----------------------------------------------------------------------------------------------------------------------------------
CORE INCOME SUPPLEMENTAL DISCLOSURE                             FOURTH QUARTER          %            YEAR ENDED             %
(IN MILLIONS OF DOLLARS)                                      -------------------                -------------------
                                                               2000        1999       Change       2000        1999       Change
----------------------------------------------------------------------------------------------------------------------------------
GLOBAL CORPORATE AND INVESTMENT BANK
    Global Corporate Finance............................ $        829     $   750         11      $  3,617    $  3,019          20
    Transaction Services................................          130          58        124           512         195         163
    Private Client......................................          199         264        (25)        1,070         918          17
    Commercial Lines Insurance..........................          250         200         25         1,072         845          27
    Other...............................................            6          12        (50)           99          19          NM
                                                         -------------------------              ----------------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK.............. $      1,414     $ 1,284         10      $  6,370    $  4,996          28
==================================================================================================================================

EMERGING MARKETS CONSUMER AND CORPORATE BANKING
Asia.................................................... $        270     $   183         48       $ 1,164    $    821          42
Latin America...........................................          245         217         13           956         866          10
Central and Eastern Europe, Middle East and Africa......          137          81         69           491         305          61
Other...................................................           41           7         NM            63          (3)         NM
                                                         -------------------------              ----------------------
TOTAL EMERGING MARKETS.................................. $        693     $   488         42       $ 2,674    $  1,989          34
==================================================================================================================================

GLOBAL WEALTH MANAGEMENT
Private Client.......................................... $        199     $   264        (25)     $  1,070    $    918          17
SSB Citi Asset Management Group.........................           78          78          -           361         328          10
Global Private Bank.....................................           85          73         16           324         269          20
Global Consumer Investment, Life Insurance
    and Annuity Products................................          353         269         31         1,414       1,122          26
                                                         -------------------------              ----------------------
Total Global Wealth Management.......................... $        715     $   684          5       $ 3,169    $  2,637          20
==================================================================================================================================

GLOBAL CARDS
North America........................................... $        408     $   324         26       $ 1,381    $  1,182          17
International...........................................          115          91         26           433         238          82
Associates..............................................          127          83         53           380         268          42
                                                         -------------------------              ----------------------
TOTAL GLOBAL CARDS...................................... $        650     $   498         31       $ 2,194    $  1,688          30
==================================================================================================================================

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

============================================================================================================================
                                                                                                             PAGE NUMBER
                                                                                                           ----------------
   CITIGROUP CONSOLIDATED
       Financial Summary                                                                                          1
       Segment Net Revenues                                                                                       2
       Segment Core Income                                                                                        3

   SEGMENT DETAIL
       GLOBAL CONSUMER:
         BANKING / LENDING
         Citibanking North America                                                                                4
         Mortgage Banking                                                                                         5
         North America Cards                                                                                      6
         CitiFinancial                                                                                            7
         INSURANCE
         Travelers Life and Annuity                                                                               8
         Primerica Financial Services                                                                             9
         Travelers Property Casualty - Personal Lines                                                            10
         INTERNATIONAL
         Western Europe                                                                                          11
         Central & Eastern Europe, Middle East & Africa                                                          12
         Japan                                                                                                   13
         Asia                                                                                                    14
         Latin America                                                                                           15
         OTHER CONSUMER                                                                                          16
       GLOBAL CORPORATE AND INVESTMENT BANK:
         Salomon Smith Barney & The Global Relationship Bank                                                     17
         Salomon Smith Barney                                                                                    18
         Emerging Markets Corporate Banking                                                                      19
         Travelers Property Casualty - Commercial Lines                                                          20
       GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
         SSB Citi Asset Management Group and Global Retirement Services                                          21
         Global Private Bank                                                                                     22
       ASSOCIATES                                                                                                23
       INVESTMENT ACTIVITIES                                                                                     24

     CITIGROUP SUPPLEMENTAL DETAIL
       Consolidated Statement of Income                                                                          25
       Earnings Analysis - Managed Basis                                                                         26
       Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                                           27
       Details of Credit Loss Experience                                                                         28
       Cash Basis and Renegotiated Loans, Other Real Estate Owned and Assets Pending Disposition                 29
       Insurance Investment Portfolio                                                                            30
       Global Cards Supplemental Data                                                                            31
       Global Corporate and Investment Bank - Supplemental Product and Regional Results                          32
       Emerging Markets  - Consumer and Corporate Banking                                                        33
       Global Wealth Management                                                                                  34

   CITICORP SUPPLEMENTAL DATA                                                                                    35

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)


CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 100 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS IN OVER 100 COUNTRIES WITH A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.

===================================================================================================================================
                                                                               1Q             2Q             3Q           4Q
                                                                              1999           1999           1999         1999
                                                                          -------------- -------------- -------------- -----------
    CORE INCOME                                                               $   2,723      $   2,820      $   2,804     $  2,998
    Restructuring and Merger-Related Items                                           52            (29)           (15)          17
    Cumulative Effect of Accounting Changes                                        (127)             -              -            -
                                                                          -------------- -------------- -------------- -----------
    NET INCOME                                                                $   2,648      $   2,791      $   2,789     $  3,015
                                                                          ============== ============== ============== ===========

    BASIC EARNINGS PER SHARE:
    CORE INCOME                                                                $   0.54       $   0.56       $   0.56     $   0.60
                                                                          ============== ============== ============== ===========
    NET INCOME                                                                 $   0.52       $   0.55       $   0.55     $   0.60
                                                                          ============== ============== ============== ===========

    WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO BASIC EPS                                                  4,987.1        4,977.7        4,976.6      4,975.5
                                                                          ============== ============== ============== ===========

    PREFERRED DIVIDENDS - BASIC                                                $     40       $     38       $     38     $     33
                                                                          ============== ============== ============== ===========

    DILUTED EARNINGS PER SHARE:
    CORE INCOME                                                                $   0.52       $   0.54       $   0.54     $   0.58
                                                                          ============== ============== ============== ===========
    NET INCOME                                                                 $   0.51       $   0.54       $   0.54     $   0.58
                                                                          ============== ============== ============== ===========

    CORE DILUTED EARNINGS PER SHARE EXCLUDING
          GOODWILL AMORTIZATION                                                $   0.53       $   0.55       $   0.55     $   0.59
                                                                          ============== ============== ============== ===========

    ADJUSTED WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO DILUTED EPS                                                5,123.3        5,137.7        5,123.5      5,126.6
                                                                          ============== ============== ============== ===========

    PREFERRED DIVIDENDS - DILUTED                                              $     37       $     35           $ 34     $     33
                                                                          ============== ============== ============== ===========

    COMMON SHARES OUTSTANDING, AT PERIOD END                                    5,041.0        5,036.4        5,023.1      5,024.1
                                                                          ============== ============== ============== ===========

    TIER 1 CAPITAL RATIO                                                           8.02%          8.45%          8.68%        8.87%*
                                                                          ============== ============== ============== ===========
    TOTAL CAPITAL RATIO                                                           10.49%         10.92%         11.14%       11.33%*
                                                                          ============== ============== ============== ===========
    LEVERAGE RATIO                                                                 5.98%          6.16%          6.39%        6.62%*
                                                                          ============== ============== ============== ===========

    TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                  $  773.9       $   775.7      $   772.4    $  799.3*
                                                                          ============== ============== ============== ===========
    STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                          $   52.4       $    53.7      $    55.4    $   58.3*
                                                                          ============== ============== ============== ===========
    STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)     $   57.3       $    58.6      $    60.3    $   63.2*
                                                                          ============== ============== ============== ===========

    BOOK VALUE PER SHARE, AT PERIOD END                                        $   9.97       $   10.24      $   10.62    $  11.22
                                                                          ============== ============== ============== ===========

    RETURN ON COMMON EQUITY (NET INCOME)                                           21.5%          21.7%          20.9%        21.8%*
                                                                          ============== ============== ============== ===========
    RETURN ON COMMON EQUITY (CORE INCOME)                                          22.1%          21.9%          21.0%        21.6%*
                                                                          ============== ============== ============== ===========

===================================================================================================================================
                                                                                1Q            2Q             3Q           4Q
                                                                               2000          2000           2000         2000
                                                                          -------------- -------------- -------------- -----------
    CORE INCOME                                                                 $  3,939       $  3,341       $  3,529    $  3,331
    Restructuring and Merger-Related Items                                           (83)            (2)           (45)       (491)
    Cumulative Effect of Accounting Changes                                            -              -              -           -
                                                                          -------------- -------------- -------------- -----------
    NET INCOME                                                                  $  3,856       $  3,339       $  3,484    $  2,840
                                                                          ============== ============== ============== ===========

    BASIC EARNINGS PER SHARE:
    CORE INCOME                                                                 $   0.79       $   0.67        $  0.70    $   0.66
                                                                          ============== ============== ============== ===========
    NET INCOME                                                                  $   0.77       $   0.67        $  0.69    $   0.57
                                                                          ============== ============== ============== ===========

    WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO BASIC EPS                                                   4,975.5        4,977.1        4,978.7     4,976.5
                                                                          ============== ============== ============== ===========

    PREFERRED DIVIDENDS - BASIC                                                     $ 30       $     29           $ 29    $     28
                                                                          ============== ============== ============== ===========

    DILUTED EARNINGS PER SHARE:
    CORE INCOME                                                                 $   0.76       $   0.65        $  0.68    $   0.65
                                                                          ============== ============== ============== ===========
    NET INCOME                                                                  $   0.75       $   0.65        $  0.67    $   0.55
                                                                          ============== ============== ============== ===========

    CORE DILUTED EARNINGS PER SHARE EXCLUDING
          GOODWILL AMORTIZATION                                                 $   0.78       $   0.67        $  0.70    $   0.67
                                                                          ============== ============== ============== ===========

    ADJUSTED WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO DILUTED EPS                                                 5,115.4        5,121.6        5,134.8     5,116.8
                                                                          ============== ============== ============== ===========

    PREFERRED DIVIDENDS - DILUTED                                               $     30       $     29           $ 29    $     28
                                                                          ============== ============== ============== ===========

    COMMON SHARES OUTSTANDING, AT PERIOD END                                     5,028.4        5,027.2        5,026.2     5,022.2
                                                                          ============== ============== ============== ===========

    TIER 1 CAPITAL RATIO                                                            9.00%          8.03%          7.76%        8.4%*
                                                                          ============== ============== ============== ===========
    TOTAL CAPITAL RATIO                                                            11.47%         10.34%          9.96%       11.3%*
                                                                          ============== ============== ============== ===========
    LEVERAGE RATIO                                                                  6.60%          5.99%          5.91%        6.0%*
                                                                          ============== ============== ============== ===========

    TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                   $  823.4       $  879.6       $  897.7    $    901*
                                                                          ============== ============== ============== ===========
    STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                           $   59.9       $   61.4       $   63.7    $   66.3*
                                                                          ============== ============== ============== ===========
    STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)      $   64.9       $   66.3       $   68.7    $   71.2*
                                                                          ============== ============== ============== ===========

    BOOK VALUE PER SHARE, AT PERIOD END                                         $  11.57       $  11.86       $  12.33    $  12.85
                                                                          ============== ============== ============== ===========

    RETURN ON COMMON EQUITY (NET INCOME)                                            26.7%          22.9%          22.7%       17.9%*
                                                                          ============== ============== ============== ===========
    RETURN ON COMMON EQUITY (CORE INCOME)                                           27.3%          22.9%          22.9%       21.0%*
                                                                          ============== ============== ============== ===========

==================================================================================================================================
                                                                              4Q 2000 VS.             YTD           YTD
                                                                            4Q 1999 INCREASE/         4Q            4Q
                                                                               (DECREASE)            1999          2000
                                                                          --------------------     -----------  ------------
    CORE INCOME                                                                    11%                $ 11,345      $ 14,140
    Restructuring and Merger-Related Items                                                                  25          (621)
    Cumulative Effect of Accounting Changes                                                               (127)            -
                                                                                                   -----------  ------------
    NET INCOME                                                                     (6%)               $ 11,243      $ 13,519
                                                                                                   ===========  ============

    BASIC EARNINGS PER SHARE:
    CORE INCOME                                                                    10%                $   2.25      $   2.82
                                                                                                   ===========  ============
    NET INCOME                                                                     (5%)               $   2.23      $   2.69
                                                                                                   ===========  ============

    WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO BASIC EPS                                                                         4,979.2       4,977.0
                                                                                                   ===========  ============

    PREFERRED DIVIDENDS - BASIC                                                                       $    149      $    116
                                                                                                   ===========  ============

    DILUTED EARNINGS PER SHARE:
    CORE INCOME                                                                    12%                $   2.19      $   2.74
                                                                                                   ===========  ============
    NET INCOME                                                                     (5%)               $   2.17      $   2.62
                                                                                                   ===========  ============

    CORE DILUTED EARNINGS PER SHARE EXCLUDING
          GOODWILL AMORTIZATION                                                    14%                $   2.23      $   2.82
                                                                                                   ===========  ============

    ADJUSTED WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO DILUTED EPS                                                                       5,127.8       5,122.2
                                                                                                   ===========  ============

    PREFERRED DIVIDENDS - DILUTED                                                                     $    139      $    116
                                                                                                   ============  ============

    COMMON SHARES OUTSTANDING, AT PERIOD END                                                           5,024.1       5,022.2
                                                                                                   ============  ============

    TIER 1 CAPITAL RATIO                                                                                  8.87%          8.4% *
                                                                                                   ============  ============
    TOTAL CAPITAL RATIO                                                                                  11.33%         11.3% *
                                                                                                   ============  ============
    LEVERAGE RATIO                                                                                        6.62%          6.0% *
                                                                                                   ============  ============

    TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                                         $  799.3      $    901*
                                                                                                   ============  ============
    STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                                                 $   58.3      $   66.3*
                                                                                                   ============  ============
    STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)                            $   63.2      $   71.2*
                                                                                                   ============  ============

    BOOK VALUE PER SHARE, AT PERIOD END                                                               $  11.22      $  12.85
                                                                                                   ============  ============

    RETURN ON COMMON EQUITY (NET INCOME)                                                                  21.5%         22.4%*
                                                                                                   ============  ============
    RETURN ON COMMON EQUITY (CORE INCOME)                                                                 21.7%         23.5%*
                                                                                                   ============  ============

==========================================================================================================================

                                                                                                 -------------------------
                                                                                                     YTD 4Q 2000 VS.
                                                                                                  YTD 4Q 1999 INCREASE/
                                                                                                        (DECREASE)
                                                                                                 -------------------------
    CORE INCOME                                                                                            25%
    Restructuring and Merger-Related Items
    Cumulative Effect of Accounting Changes
    Net Income                                                                                             20%

    BASIC EARNINGS PER SHARE:
    CORE INCOME                                                                                            25%
    NET INCOME                                                                                             21%

    WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO BASIC EPS

    PREFERRED DIVIDENDS - BASIC

    DILUTED EARNINGS PER SHARE:
    CORE INCOME                                                                                            25%
    NET INCOME                                                                                             21%

    CORE DILUTED EARNINGS PER SHARE EXCLUDING
          GOODWILL AMORTIZATION                                                                            26%

    ADJUSTED WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO DILUTED EPS

    PREFERRED DIVIDENDS - DILUTED

    COMMON SHARES OUTSTANDING, AT PERIOD END

    TIER 1 CAPITAL RATIO
    TOTAL CAPITAL RATIO
    LEVERAGE RATIO

    TOTAL ASSETS, AT PERIOD END (IN BILLIOnS)
    STOCKHOLDERS' EQUITY, AT PERIOD END (In BILLIONS)
    STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)

    BOOK VALUE PER SHARE, AT PERIOD END

    RETURN ON COMMON EQUITY (NET INCOME)
    RETURN ON COMMON EQUITY (CORE INCOME)


    * Preliminary

    CITIGROUP -- SEGMENT NET REVENUES
    (In millions of dollars)


                                                                     1Q             2Q             3Q             4Q
                                                                    1999           1999           1999           1999
                                                                -------------- -------------- -------------- --------------
    GLOBAL CONSUMER:
    BANKING / LENDING
      Citibanking North America                                 $          506  $         516  $         526 $          556
      Mortgage Banking                                                     169            183            199            196
      North America Cards                                                1,961          1,981          1,971          2,042
      CitiFinancial                                                        360            395            420            440
                                                                -------------- -------------- -------------- --------------
         Total Banking / Lending                                         2,996          3,075          3,116          3,234
    INSURANCE
      Travelers Life and Annuity                                           771            867            869            887
      Primerica Financial Services                                         432            443            444            456
      Personal Lines                                                       983          1,005          1,018          1,037
                                                                -------------- -------------- -------------- --------------
         Total Insurance                                                 2,186          2,315          2,331          2,380
    INTERNATIONAL
      Western Europe                                                       493            489            499            510
      Japan                                                                 84             92            108            108
      Asia                                                                 433            450            471            498
      Latin America                                                        464            496            499            511
      Central & Eastern Europe, Middle East and Africa                      68             74            108             87
                                                                -------------- -------------- -------------- --------------

      Total Emerging Markets Consumer Banking                              965          1,020          1,078          1,096
                                                                -------------- -------------- -------------- --------------
         Total International                                             1,542          1,601          1,685          1,714
    e-CONSUMER                                                              24             23             27             34
    OTHER                                                                   49             39             30              8

                                                                -------------- -------------- -------------- --------------
      TOTAL GLOBAL CONSUMER                                              6,797          7,053          7,189          7,370
                                                                -------------- -------------- -------------- --------------
    GLOBAL CORPORATE AND INVESTMENT BANK:
    Salomon Smith Barney and The Global Relationship Bank                4,461          4,312          3,811          4,309
    Emerging Markets Corporate Banking                                   1,142          1,093          1,057          1,055
    Commercial Lines                                                     1,534          1,558          1,578          1,595
                                                                -------------- -------------- -------------- --------------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                         7,137          6,963          6,446          6,959
                                                                -------------- -------------- -------------- --------------
    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
    SSB Citi Asset Management Group and Global Retirement Services         356            358            371            409
    Global Private Bank                                                    274            301            305            332
                                                                -------------- -------------- -------------- --------------
      TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                 630            659            676            741
                                                                -------------- -------------- -------------- --------------

    ASSOCIATES                                                           2,138          2,199          2,187          2,403

    INVESTMENT ACTIVITIES                                                  153            270            311            356
    CORPORATE / OTHER                                                      (60)             7            (43)          (100)
    E-CITI                                                                   -             (3)            (7)            (2)
                                                                -------------- -------------- -------------- --------------
    TOTAL CORPORATE / OTHER                                                (60)             4            (50)          (102)

    ========================================================================================================================
    TOTAL ADJUSTED NET REVENUES                                 $       16,795   $     17,148   $     16,759   $     17,727
    ========================================================================================================================

    SUPPLEMENTAL INFORMATION:
    EMERGING MARKETS - CONSUMER AND CORPORATE BANKING           $        2,375   $      2,469   $      2,487   $      2,490
    GLOBAL WEALTH MANAGEMENT                                    $        3,335   $      3,541   $      3,564   $      3,829
    GLOBAL CARDS                                                $        2,952   $      2,985   $      3,022   $      3,162




                                                                       1Q            2Q            3Q            4Q
                                                                      2000          2000          2000          2000
                                                                  -------------  ------------  ------------  ------------
    GLOBAL CONSUMER:
    BANKING / LENDING
      Citibanking North America                                    $         575  $       569  $        572  $        561
      Mortgage Banking                                                       204          206           203           216
      North America Cards                                                  1,996        1,969         2,059         2,173
      CitiFinancial                                                          460          473           490           524
                                                                   -------------  ------------  ------------  ------------
         Total Banking / Lending                                           3,235        3,217         3,324         3,474
    INSURANCE
      Travelers Life and Annuity                                           1,010          983           899           999
      Primerica Financial Services                                           472          479           474           490
      Personal Lines                                                       1,027        1,041         1,048         1,071
                                                                   -------------  ------------  ------------  ------------
         Total Insurance                                                   2,509        2,503         2,421         2,560
    INTERNATIONAL
      Western Europe                                                         497          474           466           462
      Japan                                                                  142          169           170           171
      Asia                                                                   541          522           525           521
      Latin America                                                          513          466           436           526
      Central & Eastern Europe, Middle East and Africa                        96          102           106           114
                                                                   -------------  ------------  ------------  ------------
      Total Emerging Markets Consumer Banking                              1,150        1,090         1,067         1,161
                                                                   -------------  ------------  ------------  ------------
         Total International                                               1,789        1,733         1,703         1,794
    e-CONSUMER                                                                31           28            77            36
    OTHER                                                                     11          (11)         (11)           --

                                                                   -------------  ------------  ------------  ------------
      TOTAL GLOBAL CONSUMER                                                7,575        7,470         7,514         7,864
                                                                   -------------  ------------  ------------  ------------
    GLOBAL CORPORATE AND INVESTMENT BANK:
    Salomon Smith Barney and The Global Relationship Bank                  5,394         4,958         5,087         4,877
    Emerging Markets Corporate Banking                                     1,239         1,272         1,263         1,304
    Commercial Lines                                                       1,568         1,626         1,747         1,759
                                                                   -------------   ------------  ------------  ------------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                           8,201         7,856         8,097         7,940
                                                                   -------------   ------------  ------------  ------------
    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
    SSB Citi Asset Management Group and Global Retirement Services           436           479           491           487
    Global Private Bank                                                      362           338           337           369
                                                                  --------------  ------------  ------------  ------------
      TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                   798           817           828           856
                                                                  --------------  ------------  ------------  ------------

    ASSOCIATES                                                             2,338         2,422         2,645         2,925

    INVESTMENT ACTIVITIES                                                  1,016           387           495           347
    CORPORATE / OTHER                                                        (99)         (155)         (163)         (273)
    e-CITI                                                                    10            (3)           (8)           (6)
                                                                  --------------  ------------  ------------  ------------
    TOTAL CORPORATE / OTHER                                                  (89)         (158)         (171)         (279)

    =======================================================================================================================
    TOTAL ADJUSTED NET REVENUES                                   $       19,839   $    18,794   $    19,408   $    19,653
    =======================================================================================================================

    SUPPLEMENTAL INFORMATION:
    EMERGING MARKETS - CONSUMER AND CORPORATE BANKING             $        2,839   $     2,817   $     2,772   $     2,894
    GLOBAL WEALTH MANAGEMENT                                      $        4,384   $     4,124   $     4,041   $     4,100
    GLOBAL CARDS                                                  $        3,187   $     3,229   $     3,407   $     3,589


                                                                    4Q 2000 VS.          YTD        YTD         YTD 4Q 2000 VS.
                                                                 4Q 1999 INCREASE/       4Q         4Q       YTD 4Q 1999 INCREASE/
                                                                    (DECREASE)          1999       2000           (DECREASE)
                                                                 -----------------   ---------  ----------  ---------------------
    GLOBAL CONSUMER:
    BANKING / LENDING
      Citibanking North America                                         1%            $  2,104   $  2,277            8%
      Mortgage Banking                                                  10%                747        829           11%
      North America Cards                                               6%               7,955      8,197            3%
      CitiFinancial                                                     19%              1,615      1,947           21%
                                                                                      ---------  ---------
         Total Banking / Lending                                        7%              12,421     13,250            7%
    INSURANCE
      Travelers Life and Annuity                                        13%              3,394      3,891           15%
      Primerica Financial Services                                      7%               1,775      1,915            8%
      Personal Lines                                                    3%               4,043      4,187            4%
                                                                                      ---------  ---------
         Total Insurance                                                8%               9,212      9,993            8%
    INTERNATIONAL
      Western Europe                                                   (9%)              1,991      1,899           (5%)
      Japan                                                             58%                392        652           66%
      Asia                                                              5%               1,852      2,109           14%
      Latin America                                                     3%               1,970      1,941           (1%)
      Central & Eastern Europe, Middle East and Africa                  31%                337        418           24%
                                                                                      --------------------
      Total Emerging Markets Consumer Banking                           6%               4,159      4,468            7%
                                                                                      ---------  ---------

         Total International                                            5%               6,542      7,019            7%
    e-CONSUMER                                                          6%                 108        172           59%
    OTHER                                                            (100%)                126        (11)          NM
                                                                                      ---------  ---------
      TOTAL GLOBAL CONSUMER                                             7%              28,409     30,423            7%
                                                                                      ---------  ---------
    GLOBAL CORPORATE AND INVESTMENT BANK:
    Salomon Smith Barney and The Global Relationship Bank              13%              16,893     20,316           20%
    Emerging Markets Corporate Banking                                 24%               4,347      5,078           17%
    Commercial Lines                                                   10%               6,265      6,700            7%
                                                                                      ---------  ---------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                       14%              27,505     32,094           17%
                                                                                      ---------  ---------
    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
    SSB Citi Asset Management Group and Global Retirement Services     19%               1,494       1,893          27%
    Global Private Bank                                                11%               1,212       1,406          16%
                                                                                      ---------  ----------
      TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING             16%               2,706       3,299          22%
                                                                                      ---------  ----------
    ASSOCIATES                                                         22%               8,927       10,330         16%
                                                                                      ---------  ----------
    INVESTMENT ACTIVITIES                                              (3%)              1,090        2,245        106%
    CORPORATE / OTHER                                                 (173%)              (196)        (690)      (252%)
    e-CITI                                                            (200%)               (12)          (7)        42%
                                                                                      ---------  ----------
    TOTAL CORPORATE / OTHER                                           (174%)              (208)        (697)      (235%)

    ===============================================================                   =====================
    TOTAL ADJUSTED NET REVENUES                                         11%            $ 68,429    $ 77,694         14%
    ===============================================================                   =====================

    SUPPLEMENTAL INFORMATION:
    EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                   16%           $   9,821    $ 11,322         15%
    GLOBAL WEALTH MANAGEMENT                                             7%           $  14,269    $ 16,649         17%
    GLOBAL CARDS                                                        14%           $  12,121    $ 13,412         11%
    NM Not meaningful.
    Reclassified to conform to the current period's presentation.

    CITIGROUP -- SEGMENT CORE INCOME
    (In millions of dollars)

                                                                    1Q            2Q             3Q             4Q
                                                                   1999          1999           1999           1999
                                                               ------------- -------------  -------------  -------------
    GLOBAL CONSUMER:
    BANKING / LENDING
      Citibanking North America                                $         72   $       104   $         72   $        115
      Mortgage Banking                                                   59            52             59             55
      North America Cards                                               277           280            301            324
      CitiFinancial                                                      70            77            134            107
                                                               ------------- -------------  -------------  -------------
         Total Banking / Lending                                        478           513            601            601
    INSURANCE
      Travelers Life and Annuity                                        147           173            168            135
      Primerica Financial Services                                      110           113            114            115
      Personal Lines                                                     83            79             23             94
                                                               ------------- -------------  -------------  -------------
         Total Insurance                                                340           365            305            344
                                                               ------------- -------------  -------------  -------------
    INTERNATIONAL
      Western Europe                                                     65            67             71             72
      Japan                                                              21            23             25             18
      Asia                                                               81            84             92             99
      Latin America                                                      47            41             52             82
      Central & Eastern Europe, Middle East and Africa                    3             6             27             10
                                                               ------------- ----------------------------  -------------

      Total Emerging Markets Consumer Banking                           131           131            171            191

                                                               ------------- -------------  -------------  -------------
         Total International                                            217           221            267            281
    e-CONSUMER                                                          (22)          (27)           (29)           (33)
    OTHER                                                               (16)          (25)           (12)           (22)


                                                               ------------- -------------  -------------  -------------
      TOTAL GLOBAL CONSUMER                                             997         1,047          1,132          1,171
                                                               ------------- -------------  -------------  -------------
    GLOBAL CORPORATE AND INVESTMENT BANK:
    Salomon Smith Barney and The Global Relationship Bank               833           758            574            824
    Emerging Markets Corporate Banking                                  314           284            304            260
    Commercial Lines                                                    189           201            255            200
                                                               ------------- -------------  -------------  -------------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                      1,336         1,243          1,133          1,284
                                                               ------------- -------------  -------------  -------------
    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
    SSB Citi Asset Management Group and Global Retirement Services       81            85             84             78
    Global Private Bank                                                  55            71             70             73
                                                               ------------- -------------  -------------  -------------
      TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING              136           156            154            151
                                                               ------------- -------------  -------------  -------------
    ASSOCIATES                                                          309           344            355            394
    INVESTMENT ACTIVITIES                                                89           162            194            213
    CORPORATE / OTHER                                                  (138)         (121)          (145)          (201)
    e-CITI                                                               (6)          (11)           (19)           (14)
                                                               ------------- -------------  -------------  -------------
    TOTAL CORPORATE / OTHER                                            (144)         (132)          (164)          (215)


    ----------------------------------------------------------------------------------------------------------------------
    TOTAL CORE INCOME                                          $      2,723  $      2,820   $      2,804   $      2,998
    ----------------------------------------------------------------------------------------------------------------------

    SUPPLEMENTAL INFORMATION:
    EMERGING MARKETS - CONSUMER AND CORPORATE BANKING          $        466  $        489   $        546   $        488
    GLOBAL WEALTH MANAGEMENT                                   $        607  $        683   $        663   $        684
    GLOBAL CARDS                                               $        379  $        380   $        431   $        498



                                                                      1Q            2Q            3Q           4Q
                                                                     2000          2000          2000         2000
                                                                 -------------  ------------  -----------  ------------
    GLOBAL CONSUMER:
    BANKING / LENDING
      Citibanking North America                                  $         138  $        139  $       143  $        146
      Mortgage Banking                                                      61            65           70            76
      North America Cards                                                  296           308          369           408
      CitiFinancial                                                        111           116          123           131
                                                                 -------------  ------------  -----------  ------------
         Total Banking / Lending                                           606           628          705           761
    INSURANCE
      Travelers Life and Annuity                                           187           202          179           209
      Primerica Financial Services                                         119           125          124           124
      Personal Lines                                                        75            82           68            86
                                                                 -------------  ------------  -----------  ------------
         Total Insurance                                                   381           409          371           419
    INTERNATIONAL
      Western Europe                                                        88            75           88            94
      Japan                                                                 29            39           36            35
      Asia                                                                 144           142          142           135
      Latin America                                                         66            41           32            69
      Central & Eastern Europe, Middle East and Africa                      14            16           15            14
                                                                 -------------  ------------  -----------  ------------
      Total Emerging Markets Consumer Banking                              224           199          189           218
                                                                 -------------  ------------  -----------  ------------
         Total International                                               341           313          313           347
    e-CONSUMER                                                             (68)          (46)         (43)          (45)
    OTHER                                                                  (29)          (28)         (25)          (16)


                                                                 -------------  ------------  -----------  ------------
      TOTAL GLOBAL CONSUMER                                              1,231         1,276        1,321         1,466
                                                                 -------------  ------------  -----------  ------------
    GLOBAL CORPORATE AND INVESTMENT BANK:
    Salomon Smith Barney and The Global Relationship Bank                1,197           902          873           716
    Emerging Markets Corporate Banking                                     392           370          400           448
    Commercial Lines                                                       240           267          315           250
                                                                 -------------  ------------  -----------  ------------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                         1,829         1,539        1,588         1,414
                                                                 -------------  ------------  -----------  ------------
    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
    SSB CITI ASSET MANAGEMENT GROUP AND GLOBAL RETIREMENT SERVICES          95            92           96            78
    GLOBAL PRIVATE BANK                                                     80            79           80            85
                                                                 -------------  ------------  -----------  ------------
      TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                 175           171          176           163
                                                                 -------------  ------------  -----------  ------------

    ASSOCIATES                                                             338           335          419           289
    INVESTMENT ACTIVITIES                                                  634           234          292           203
    CORPORATE / OTHER                                                     (253)         (196)        (244)         (195)
    e-CITI                                                                 (15)          (18)         (23)           (9)
                                                                 -------------  ------------  -----------  ------------
    TOTAL CORPORATE / OTHER                                               (268)         (214)        (267)         (204)

    ======================================================================================================================
    TOTAL CORE INCOME                                            $       3,939  $      3,341  $     3,529  $      3,331
    ======================================================================================================================

    SUPPLEMENTAL INFORMATION:
    EMERGING MARKETS - CONSUMER AND CORPORATE BANKING            $         703  $        634  $       644  $        693
    GLOBAL WEALTH MANAGEMENT                                     $         892  $        784  $       778  $        715
    GLOBAL CARDS                                                 $         447  $        504  $       593  $        650


                                                                 4Q 2000 VS.           YTD          YTD          YTD 4Q 2000 VS.
                                                              4Q 1999 INCREASE/        4Q           4Q        YTD 4Q 1999 INCREASE/
                                                                 (DECREASE)           1999         2000             (DECREASE)
                                                              ------------------  -----------  ------------  ----------------------
    GLOBAL CONSUMER:
    BANKING / LENDING
      Citibanking North America                                      27%           $        398  $        566            42%
      Mortgage Banking                                               38%                    225           272            21%
      North America Cards                                            26%                  1,182         1,381            17%
      CitiFinancial                                                  22%                    388           481            24%
                                                                                   ------------  ------------
         Total Banking / Lending                                     27%                  2,193         2,700            23%
    INSURANCE
      Travelers Life and Annuity                                     55%                    623           777            25%
      Primerica Financial Services                                    8%                    452           492             9%
      Personal Lines                                                 (9%)                   279           311            11%
                                                                                   ------------  ------------
         Total Insurance                                             22%                  1,354         1,580            17%
    INTERNATIONAL
      Western Europe                                                 31%                    275           345            25%
      Japan                                                          94%                     87           139            60%
      Asia                                                           36%                    356           563            58%
      Latin America                                                 (16%)                   222           208            (6%)
      Central & Eastern Europe, Middle East and Africa               40%                     46            59            28%
                                                                                   ------------  ------------
      Total Emerging Markets Consumer Banking                        14%                    624           830            33%
                                                                                   ------------  ------------

         Total International                                         23%                    986         1,314            33%
    e-CONSUMER                                                      (36%)                  (111)         (202)          (82%)
    OTHER                                                            27%                    (75)          (98)          (31%)
                                                                                   ------------  ------------
      TOTAL GLOBAL CONSUMER                                          25%                  4,347         5,294            22%
                                                                                   ------------  ------------
    GLOBAL CORPORATE AND INVESTMENT BANK:
    Salomon Smith Barney and The Global Relationship Bank           (13%)                 2,989         3,688            23%
    Emerging Markets Corporate Banking                               72%                  1,162         1,610            39%
    Commercial Lines                                                 25%                    845         1,072            27%
                                                                                   ------------  ------------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                     10%                  4,996         6,370            28%
                                                                                   ------------  ------------
    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
    SSB Citi Asset Management Group and Global Retirement Services     -                    328           361            10%
    Global Private Bank                                              16%                    269           324            20%
                                                                                   ------------  ------------
      TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING            8%                    597           685            15%
                                                                                   ------------  ------------
    ASSOCIATES                                                      (27%)                 1,402         1,381            (1%)
    INVESTMENT ACTIVITIES                                            (5%)                   658         1,363           107%
    CORPORATE / OTHER                                                 3%                   (605)         (888)          (47%)
    e-CITI                                                           36%                    (50)          (65)          (30%)
                                                                                   ------------  ------------
    TOTAL CORPORATE / OTHER                                           5%                   (655)         (953)          (45%)

    ================================================================               ==========================
    TOTAL CORE INCOME                                                11%           $     11,345  $     14,140            25%
    ================================================================               ==========================

    SUPPLEMENTAL INFORMATION:
    EMERGING MARKETS - CONSUMER AND CORPORATE BANKING                42%           $      1,989  $      2,674            34%
    GLOBAL WEALTH MANAGEMENT                                          5%           $      2,637  $      3,169            20%
    GLOBAL CARDS                                                     31%           $      1,688  $      2,194            30%

Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - BANKING/LENDING
    CITIBANKING NORTH AMERICA
    (In millions of dollars)

                                                                        1Q          2Q          3Q          4Q
                                                                       1999        1999        1999        1999
                                                                     ------      ------      ------      ------
Total Revenues, Net of Interest Expense                              $  506      $  516      $  526      $  556
Adjusted Operating Expenses                                             358         323         330         343
Provision for Loan Losses                                                23          15          11          15
                                                                     ------      ------      ------      ------
Core Income Before Taxes                                                125         178         185         198
Income Taxes                                                             53          74          78          83
                                                                     ------      ------      ------      ------
Core Income                                                          $   72      $  104      $  107      $  115
                                                                     ======      ======      ======      ======

Average Assets (in billions of dollars)                              $   10      $    9      $    9      $    9
                                                                     ======      ======      ======      ======
Return on Assets                                                       2.92%       4.63%       4.72%        5.07%
                                                                     ======      ======      ======      ======

Average Loans (in billions of dollars)                               $  7.5      $  7.5      $  7.3      $  7.1
Average Customer Deposits (in billions of dollars)                   $ 41.6      $ 42.2      $ 42.2      $ 42.4
EOP Accounts (in millions)                                              5.9         6.0         6.2         6.3

Non-Interest Revenue as % of Total Revenues                            26.5%       26.7%       25.3%       26.0%

Net Credit Loss Ratio (1)                                              1.31%       1.23%       1.06%       1.27%

Loans 90+Days Past Due:
  In millions of dollars                                             $  103      $   92      $   64      $   55
  %                                                                    1.38%       1.24%       0.90%       0.78%

Proprietary Mutual Funds / UIT                                       $  186      $  180      $  126      $  232
Proprietary Money Market Funds                                          441         394         470         584
                                                                     ------      ------      ------      ------
Total Proprietary Funds                                                 627         574         596         816
Third Party Funds                                                       659         715         540         608
                                                                     ------      ------      ------      ------

Mutual Fund / UIT Sales at NAV (in millions of dollars)              $1,286      $1,289      $1,136      $1,424
                                                                     ======      ======      ======      ======
Variable Annuity Premiums & Deposits (in millions of dollars)        $  127      $  210      $  169      $  233

Branches                                                                380         372         373         371
ATM-only locations                                                       69          53          54          52
Proprietary ATMs                                                      2,163       2,063       2,050       2,050



                                                                         1Q          2Q          3Q          4Q
                                                                        2000        2000        2000        2000
                                                                      ------      ------      ------      ------
Total Revenues, Net of Interest Expense                               $  575      $  569      $  572      $  561
Adjusted Operating Expenses                                              334         329         325         322
Provision for Loan Losses                                                  9           7           7           6
                                                                      ------      ------      ------      ------
Core Income Before Taxes                                                 232         233         240         233
Income Taxes                                                              94          94          97          87
                                                                      ------      ------      ------      ------
Core Income                                                           $  138      $  139      $  143      $  146
                                                                      ======      ======      ======      ======

Average Assets (in billions of dollars)                               $    9      $    9      $    9      $    9
                                                                      ======      ======      ======      ======
Return on Assets                                                        6.17%       6.21%       6.32%       6.45%
                                                                      ======      ======      ======      ======

Average Loans (in billions of dollars)                                $  7.0      $  7.0      $  7.0      $  7.0
Average Customer Deposits (in billions of dollars)                    $ 43.5      $ 44.3      $ 44.8      $ 46.0
EOP Accounts (in millions)                                               6.3         6.4         6.5         6.7

Non-Interest Revenue as % of Total Revenues                             27.4%       26.5%       26.5%       25.1%

Net Credit Loss Ratio (1)                                               1.00%       0.88%       0.86%       0.90%

Loans 90+Days Past Due:
  In millions of dollars                                              $   48      $   33      $   33      $   35
  %                                                                     0.68%       0.47%       0.46%       0.48%

Proprietary Mutual Funds / UIT                                        $  373      $  124      $  280      $  280
Proprietary Money Market Funds                                         1,015         679         748         690
                                                                      ------      ------      ------      ------
Total Proprietary Funds                                                1,388         803       1,028         970
Third Party Funds                                                        947         599         426         346
                                                                      ------      ------      ------      ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)               $2,335      $1,402      $1,454      $1,316
                                                                      ======      ======      ======      ======
Variable Annuity Premiums & Deposits (in millions of dollars)         $  302      $  379      $  385      $  381

Branches                                                                 371         367         367         367
ATM-only locations                                                        54          60          60          64
Proprietary ATMs                                                       2,050       2,047       2,047       2,036



                                                                       4Q 2000 VS.      YTD         YTD          YTD 4Q 2000 VS.
                                                                    4Q 1999 INCREASE/   4Q          4Q       YTD 4Q 1999 INCREASE/
                                                                       (DECREASE)      1999        2000            (DECREASE)
                                                                    ----------------  ------    -----------    ---------------
Total Revenues, Net of Interest Expense                                    1%          $2,104      $2,277            8%
Adjusted Operating Expenses                                               (6%)          1,354       1,310           (3%)
Provision for Loan Losses                                                (60%)             64          29          (55%)
                                                                                       ------      ------
Core Income Before Taxes                                                  18%             686         938           37%
Income Taxes                                                               5%             288         372           29%
                                                                                       ------      ------
Core Income                                                               27%          $  398      $  566           42%
                                                                                       ======      ======

Average Assets (in billions of dollars)                                 --             $    9      $    9          --
                                                                                       ======      ======
Return on Assets                                                                         4.42%       6.29%
                                                                                       ======      ======

Average Loans (in billions of dollars)                                    (1%)         $  7.4      $  7.0           (5%)
Average Customer Deposits (in billions of dollars)                         8%          $ 42.1      $ 44.7            6%
EOP Accounts (in millions)                                                 6%

Non-Interest Revenue as % of Total Revenues                                              26.1%       26.4%

Net Credit Loss Ratio (1)

Loans 90+Days Past Due:
  In millions of dollars                                                 (36%)
  %

Proprietary Mutual Funds / UIT                                            21%          $  724      $1,057           46%
Proprietary Money Market Funds                                            18%           1,889       3,132           66%
                                                                                       ------      ------
Total Proprietary Funds                                                   19%           2,613       4,189           60%
Third Party Funds                                                        (43%)          2,522       2,318           (8%)
Mutual Fund / UIT Sales at NAV (in millions of dollars)                   (8%)         $5,135      $6,507           27%
                                                                                       ======      ======
Variable Annuity Premiums & Deposits (in millions of dollars)              64%         $ 739       $1,447           96%

Branches                                                                  (1%)
ATM-only locations                                                        23%
Proprietary ATMs                                                          (1%)

(1) The 4Q00 net credit loss ratio includes a 10 basis point increase related to the adoption of revised FFIEC write-off policies.

     Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - BANKING/LENDING
    MORTGAGE BANKING (1)
    (In millions of dollars)


                                                                         1Q            2Q           3Q           4Q
                                                                        1999          1999         1999         1999
                                                                    --------        --------     --------     --------
Total Revenues, Net of Interest Expense                             $       169     $    183     $    199     $    196
Adjusted Operating Expenses                                                  61           84           93           91
Provision for Loan Losses                                                     3            5            2            7
                                                                    -----------     --------     --------     --------
Core Income Before Taxes and Minority Interest                              105           94          104           98
Income Taxes                                                                 41           37           41           38
Minority Interest, Net of Tax                                                 5            5            4            5
                                                                    -----------     --------     --------     --------
Core Income                                                         $        59     $     52     $     59     $     55
                                                                    ===========     ========     ========     ========

Average Assets (in billions of dollars)                             $        28     $     29     $     29     $     31
                                                                    ===========     ========     ========     ========
Return on Assets                                                           0.85%        0.72%        0.81%        0.70%
                                                                    ===========     ========     ========     ========
EOP Accounts Owned and Serviced:
--------------------------------
Student Loans                                                              2.2           2.3          2.5          2.7
Mortgages                                                                  0.5           0.6          0.6          0.6
Consumer Finance                                                           0.1           0.1          0.1          0.1
                                                                    -----------     --------     --------     --------

  Total                                                                    2.8           3.0          3.2          3.4
                                                                    ===========     ========     ========     ========


Total Owned and Serviced Average Loans (in billion of dollars):
---------------------------------------------------------------
Mortgages (2)                                                       $     16.4      $   17.0     $   17.2     $   17.6
Student Loans                                                              9.2           9.2          9.3         10.6
Consumer Finance                                                           1.0           1.1          0.6          0.4
                                                                    -----------     --------     --------     --------
  Average Loans - On Balance Sheet                                        26.6          27.3         27.1         28.6
Other Serviced Loans                                                      40.5          46.4         51.0         52.5
                                                                    -----------     --------     --------     --------
  Total                                                             $     67.1      $   73.7     $   78.1     $   81.1
                                                                    ===========     ========     ========     ========

Mortgage Originations (in billions of dollars)                      $      3.8   $       4.9   $      4.7   $      4.8
Student Loan Originations                                           $      0.7   $       0.3   $      0.7   $      0.6
Consumer Finance Originations                                       $      0.2   $       0.3   $      0.2   $      0.2


Net Credit Loss Ratio (3)                                                 0.20%        0.17%        0.12%        0.15%

Loans 90+ Days Past Due:
  In millions of dollars                                            $       610  $      575    $     629    $      696
  %                                                                       2.29%        2.09%        2.28%        2.31%


                                                                         1Q           2Q            3Q            4Q
                                                                        2000         2000          2000          2000
                                                                    --------     --------      --------      --------
Total Revenues, Net of Interest Expense                             $    204     $    206      $    203      $    216
Adjusted Operating Expenses                                               92           95            85            93
Provision for Loan Losses                                                  5           (4)           (3)           (9)
                                                                    --------     --------      --------      --------
Core Income Before Taxes and Minority Interest                           107          115           121           132
Income Taxes                                                              41           44            45            51
Minority Interest, Net of Tax                                              5            6             6             5
                                                                    --------     --------      --------      --------
Core Income                                                         $     61     $     65      $     70      $     76
                                                                    ========     ========      ========      ========

Average Assets (in billions of dollars)                             $     33     $     35      $     40      $     43
                                                                    ========     ========      ========      ========
Return on Assets                                                       0.74%        0.75%         0.70%         0.70%
                                                                    ========     ========      ========      ========
EOP Accounts Owned and Serviced:
--------------------------------
Student Loans                                                            2.8          3.0           3.3           3.5
Mortgages                                                                0.6          0.8           0.8           0.8
Consumer Finance                                                         0.1          0.1           0.1           0.1
                                                                    --------     --------      --------      --------
  Total                                                                  3.5          3.9           4.2           4.4
                                                                    ========     ========      ========      ========

Total Owned and Serviced Average Loans (in billions of dollars):
---------------------------------------------------------------
Mortgages (2)                                                       $   18.9     $   20.3      $   22.3      $   24.3
Student Loans                                                           11.6         12.3          14.2          15.3
Consumer Finance                                                         0.4          0.5           0.7           0.9
                                                                    --------     --------      --------      --------
  Average Loans - On Balance Sheet                                      30.9         33.1          37.2          40.5
Other Serviced Loans                                                    54.1         59.9          61.8          62.6
                                                                    --------     --------      --------      --------
  Total                                                             $   85.0     $   93.0      $   99.0      $  103.1
                                                                    ========     ========      ========      ========

Mortgage Originations (in billions of dollars)                      $    3.5     $    4.9      $    5.4      $    5.3
Student Loan Originations                                           $    1.0     $    0.7      $    1.4      $    1.3
Consumer Finance Originations                                       $    0.2     $    0.3      $    0.3      $    0.3


Net Credit Loss Ratio (3)                                               0.14%        0.05%         0.06%         0.25%

Loans 90+ Days Past Due:
  In millions of dollars                                            $    719     $    709      $    709      $    828
  %                                                                     2.29%        1.98%         1.82%         1.99%


                                                                   4Q 2000 VS.          YTD          YTD         YTD 4Q 2000 VS.
                                                                4Q 1999 INCREASE/       4Q           4Q       YTD 4Q 1999 INCREASE/
                                                                    (DECREASE)         1999         2000           (DECREASE)
                                                                -----------------   -----------  -----------  ---------------------
Total Revenues, Net of Interest Expense                                10%          $       747   $      829           11%
Adjusted Operating Expenses                                             2%                  329          365           11%
Provision for Loan Losses                                               NM                   17          (11           NM
                                                                                    -----------  -----------
Core Income Before Taxes and Minority Interest                          35%                 401          475           18%
Income Taxes                                                            34%                 157          181           15%
Minority Interest, Net of Tax                                            -                   19           22           16%
Core Income                                                             38%                22.5         27.2           21%
                                                                                    -----------  -----------
Average Assets (in billions of dollars)                                 39%         $        29  $        38           31%
                                                                                    ===========  ===========
Return on Assets                                                                           0.78%        0.72%
                                                                                    ===========  ===========
EOP ACCOUNTS OWNED AND SERVICED:
--------------------------------
Student Loans                                                           30%
Mortgages                                                               33%
Consumer Finance                                                         -
    Total                                                               29%

TOTAL OWNED AND SERVICED AVERAGE LOANS (IN BILLIONS OF DOLLARS):
----------------------------------------------------------------
Mortgages (2)                                                           38%         $      17.1  $      21.5           26%
Student Loans                                                           44%                 9.6         13.4           40%
Consumer Finance                                                       125%                 0.8          0.6          (25%)
                                                                                    -----------  -----------
    Average Loans - On Balance Sheet                                    42%                27.5         35.5           29%
Other Serviced Loans                                                    19%                47.6         59.6           25%
                                                                                    -----------  -----------
    Total                                                               27%         $      75.1  $      95.1           27%
                                                                                    ===========  ===========

Mortgage Originations (in billions of dollars)                          10%         $      18.2  $      19.1           5%
Student Loan Originations                                              117%         $       2.3  $       4.4           91%
Consumer Finance Originations                                           50%         $       0.9  $       1.1           22%


Net Credit Loss Ratio (3)

Loans 90+ Days Past Due:                                                19%
    In millions of dollars
    %



(1)  Includes Student Loans.
(2)  Includes loans held for sale.
(3) The 4Q00 net credit loss ratio includes a 17 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - BANKING/LENDING
    NORTH AMERICA CARDS (1)
    (In millions of dollars)

                                                                     1Q            2Q            3Q            4Q
                                                                    1999          1999          1999          1999
                                                                 ---------     ---------     ---------     ---------
Adjusted Revenues, Net of Interest Expense                       $   1,961     $   1,981     $   1,971     $   2,042
Adjusted Operating Expenses                                            710           713           697           727
Adjusted Provision for Loan Losses (2)                                 811           825           797           801
                                                                 ---------     ---------     ---------     ---------
Core Income Before Taxes                                               440           443           477           514
Income Taxes                                                           163           163           176           190
                                                                 ---------     ---------     ---------     ---------
Core Income                                                      $     277     $     280     $     301     $     324
                                                                 =========     =========     =========     =========

Managed Average Assets (in billions of dollars)                  $      73     $      75     $      76     $      76
                                                                 =========     =========     =========     =========
Return on Managed Assets                                              1.54%         1.50%         1.57%         1.69%
                                                                 =========     =========     =========     =========

N.A. BANKCARDS DATA :
---------------------
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (3)                $   1,513     $   1,466     $   1,482     $   1,491
% of Average Managed Loans                                           9.06%         8.46%         8.39%         8.39%

Risk Adjusted Revenue (in millions of dollars) (4)               $   1,083     $   1,087     $   1,109     $   1,172
% of Average Managed Loans                                           6.48%         6.27%         6.28%         6.59%

Adjusted Operating Expenses as % of Average Managed Loans            3.82%         3.71%         3.55%         3.73%

End of Period Managed Receivables                                $   69.8      $   70.7      $   71.0       $  74.7
Total EOP Open Accounts (in millions)                                41.8          41.4          41.0          41.1
Total Sales                                                      $   37.0      $   40.9      $   41.2          44.2


END OF PERIOD LOANS:
--------------------
  On Balance Sheet                                               $   19.7      $   20.1      $   19.5       $  23.2
  Securitized                                                        46.7          47.4          48.5          49.0
  Held for Sale                                                       2.9           2.8           2.5           2.0
                                                                 --------      --------      --------       -------
     Total                                                       $   69.3      $   70.3      $   70.5       $  74.2
                                                                 ========      ========      ========       =======

AVERAGE LOANS:
--------------
  On Balance Sheet                                               $   20.5      $   20.0      $   19.7       $  19.9
  Securitized                                                        44.3          46.7          47.9          48.6
  Held for Sale                                                       2.9           2.8           2.5           2.0
                                                                 --------      --------      --------       -------
     Total                                                       $   67.7      $   69.5      $   70.1       $  70.5
                                                                 ========      ========      ========       =======

NET CREDIT LOSSES (in millions of dollars):
-------------------------------------------
  On Balance Sheet                                               $    199      $    236      $    225      $    229
  Securitized                                                         556           541           525           537
  Held for Sale                                                        32            29            27            22
                                                                 --------      --------      --------      --------
     Total                                                       $    787      $    806      $    777      $    788
                                                                 ========      ========      ========      ========

Coincident Net Credit Loss Ratio                                     4.71%         4.65%         4.40%         4.43%

12 Month Lagged Net Credit Loss Ratio (5)                            5.32%         5.11%         4.76%         4.61%

LOANS 90+ DAYS PAST DUE:
------------------------
  In millions of dollars                                           $1,011          $958        $1,000        $1,066
  %                                                                  1.46%         1.36%         1.42%         1.44%


                                                                            1Q            2Q            3Q            4Q
                                                                           2000          2000          2000          2000
                                                                      ---------     ---------     ---------     ---------
    Adjusted Revenues, Net of Interest Expense                        $   1,996     $   1,969     $   2,059     $   2,173
    Adjusted Operating Expenses                                             728           720           742           735
    Adjusted Provision for Loan Losses (2)                                  799           758           728           790
                                                                      ---------     ---------     ---------     ---------
    Core Income Before Taxes                                                469           491           589           648
    Income Taxes                                                            173           183           220           240
                                                                      ---------     ---------     ---------     ---------
    Core Income                                                       $     296     $     308     $     369     $     408
                                                                      =========     =========     =========     =========

    Managed Average Assets (in billions of dollars)                   $      78     $      81     $      87     $      91
                                                                      =========     =========     =========     =========
    Return on Managed Assets                                               1.53%         1.53%         1.69%         1.78%
                                                                      =========     =========     =========     =========

    N.A. BANKCARDS DATA :
    ---------------------
    (in billions of dollars)

    Net Interest Revenue (in millions of dollars) (3)                 $   1,472     $   1,405     $   1,482     $   1,579
    % of Average Managed Loans                                             8.14%         7.47%         7.26%         7.45%

    Risk Adjusted Revenue (in millions of dollars) (4)                $   1,112     $   1,134     $   1,254     $   1,309
    % of Average Managed Loans                                             6.15%         6.03%         6.14%         6.18%

    Adjusted Operating Expenses as % of Average Managed Loans              3.62%         3.47%         3.30%         3.12%

    End of Period Managed Receivables                                 $    73.7     $    79.5     $    83.7     $    87.7
    Total EOP Open Accounts (in millions)                                  41.3          42.7          43.9          44.0
    Total Sales                                                       $    42.5     $    48.7     $    48.0     $    48.8


    END OF PERIOD LOANS:
    --------------------
      On Balance Sheet                                                $    23.4     $    29.0     $    32.2     $    30.2
      Securitized                                                          48.0          44.8          45.8          49.6
      Held for Sale                                                         2.0           5.0           5.0           7.0
                                                                      ----------    ---------     ---------     ---------
         Total                                                        $    73.4     $    78.8     $    83.0     $    86.8
                                                                      =========     =========     =========     =========

    AVERAGE LOANS:
    -------------
      On Balance Sheet                                                $    22.5     $    26.8     $    32.1     $    30.8
      Securitized                                                          48.2          45.8          44.1          47.8
      Held for Sale                                                         2.0           3.0           5.0           5.7
                                                                      ---------     ---------     ---------     ---------
         Total                                                        $    72.7     $    75.6     $    81.2     $    84.3
                                                                      =========     =========     =========     =========

    NET CREDIT LOSSES (in millions of dollars):
    -------------------------------------------
      On Balance Sheet                                                $     268     $     276     $     287     $     287
      Securitized                                                           499           441           386           438
      Held for Sale                                                          20            28            41            51
                                                                      ---------     ---------     ---------     ---------
         Total                                                        $     787     $     745     $     714     $     776
                                                                      =========     =========     =========     =========

    Coincident Net Credit Loss Ratio                                       4.35%         3.96%         3.50%         3.66%

    12 Month Lagged Net Credit Loss Ratio (5)                              4.36%         4.20%         3.98%         4.28%

    LOANS 90+ DAYS PAST DUE:
    ------------------------
      In millions of dollars                                          $   1,063     $     929     $   1,022     $   1,140
      %                                                                    1.45%         1.18%         1.23%         1.31%

                                                                        4Q 2000 VS.        YTD        YTD       YTD 4Q 2000 VS.
                                                                    4Q 1999 INCREASE/      4Q         4Q     YTD 4Q 1999 INCREASE/
                                                                       (DECREASE)         1999       2000         (DECREASE)
                                                                     ---------------     -------    ------   ---------------------
    Adjusted Revenues, Net of Interest Expense                               6%        $   7,955    $  8,197             3%
    Adjusted Operating Expenses                                              1%            2,847       2,925             3%
    Adjusted Provision for Loan Losses (2)                                  (1%)           3,234       3,075            (5%)
                                                                                       ---------   ---------
    Core Income Before Taxes                                                26%            1,874       2,197            17%
    Income Taxes                                                            26%              692         816            18%
                                                                                       ---------   ---------
    Core Income                                                             26%        $   1,182   $   1,381            17%
                                                                                       =========   =========

    Managed Average Assets (in billions of dollars)                         20%        $      75   $      84            12%
                                                                                       =========   =========
    Return on Managed Assets                                                                1.58%       1.64%
                                                                                       =========   =========

    N.A. BANKCARDS DATA :
    ---------------------
    (in billions of dollars)

    Net Interest Revenue (in millions of dollars) (3)                        6%        $   5,952   $   5,938            --
    % of Average Managed Loans                                                              8.56%      7.56%

    Risk Adjusted Revenue (in millions of dollars) (4)                      12%        $   4,451   $   4,809             8%
    % of Average Managed Loans                                                              6.40%       6.13%

    Adjusted Operating Expenses as % of Average Managed Loans                               3.70%       3.37%

    End of Period Managed Receivables                                       17%
    Total EOP Open Accounts (in millions)                                    7%
    Total Sales                                                             10%        $   163.3   $   188.0            15%


    END OF PERIOD LOANS:
    --------------------
      On Balance Sheet                                                      30%
      Securitized                                                            1%
      Held for Sale                                                        250%

         Total                                                              17%

    AVERAGE LOANS:
    --------------
      On Balance Sheet                                                      55%        $    20.0        28.1            41%
      Securitized                                                           (2%)            46.9        46.5            (1%)
      Held for Sale                                                        185%              2.6         3.9            50%
                                                                                       ---------   ---------
         Total                                                              20%        $    69.5   $    78.5            13%
                                                                                       =========   =========
    NET CREDIT LOSSES (in millions of dollars):
    -------------------------------------------
      On Balance Sheet                                                      25%        $     889   $   1,118            26%
      Securitized                                                          (18%)           2,159       1,764           (18%)
      Held for Sale                                                        132%              110         140            27%
                                                                                       ---------   ---------
         Total                                                              (2%)       $   3,158   $   3,022            (4%)
                                                                                       =========   =========

    Coincident Net Credit Loss Ratio
    12 Month Lagged Net Credit Loss Ratio (5)

    LOANS 90+ DAYS PAST DUE:
    ------------------------
      In millions of dollars                                                 7%
      %


    (1) Includes N.A. Bankcards and Diners Club.
    (2) On a managed basis.
    (3) Includes delinquency and other risk-based charges.
    (4) Risk Adjusted Revenue is adjusted revenues less net credit losses.
    (5) Adjusted for acquisitions.
    Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - BANKING/LENDING
    CITIFINANCIAL
    (In millions of dollars)

                                                                   1Q              2Q              3Q              4Q
                                                                  1999            1999            1999            1999
                                                              ----------      ----------      ----------      ----------
Total Revenues, Net of Interest Expense*                      $      360      $      395      $      420      $      440
Adjusted Operating Expenses                                          144             154             133             186
Provision for Benefits, Claims, and Credit Losses                    104             117              77              87
                                                              ----------      ----------      ----------      ----------
Core Income Before Taxes                                             112             124             210             167
Income Taxes                                                          42              47              76              60
                                                              ----------      ----------      ----------      ----------
Core Income                                                   $       70      $       77      $      134      $      107
                                                              ==========      ==========      ==========      ==========
Average Assets (in billions of dollars)                       $       14      $       15      $       16      $       18
                                                              ==========      ==========      ==========      ==========
Return on Assets                                                    2.03%           2.06%           3.32%           2.36%
                                                              ==========      ==========      ==========      ==========


NET RECEIVABLES:
----------------
  Real estate-secured loans (1)                               $  7,179.5      $  7,699.2      $  8,439.3      $  9,031.6
  Personal loans (2)                                             4,622.7         4,860.5         5,075.5         5,291.5
  Sales finance and other                                        1,033.8         1,032.1         1,069.8         1,152.0
                                                              ----------      ----------      ----------      ----------
     Consumer finance receivables,
              net of unearned finance charges                   12,836.0        13,591.8        14,584.6        15,475.1
  Accrued interest receivable                                       99.3           106.5           121.7           133.2
  Allowance for credit losses                                     (388.7)         (436.4)         (424.1)         (407.8)
                                                              ----------      ----------      ----------      ----------
     Consumer finance receivables, net                        $ 12,546.6      $ 13,261.9      $ 14,282.2      $ 15,200.5
                                                              ==========      ==========      ==========      ==========

Number of offices                                                  1,143           1,177           1,173           1,174

Average yield (3)                                                  14.37%          14.47%          14.57%          14.33%
Average net interest margin (3)                                     8.82%           8.97%           8.99%           8.64%
Net credit loss ratio (3)                                           2.39%           2.15%           2.01%           2.19%
Reserves as % of net receivables                                    3.03%           3.21%           2.91%           2.64%

Loans 90+ Days Past Due:
  In millions of dollars (3)                                  $      183      $      172      $      186      $      203
  %                                                                 1.42%           1.26%           1.27%           1.31%

(1) Includes fully secured $.M.A.R.T. receivables,
  as follows:                                                 $  2,817.6      $  3,117.4      $  3,415.7      $  3,766.0
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
  receivables, as follows:                                    $    337.9      $    334.2      $    331.2      $    329.6
(3) Includes loans held for sale


                                                               1Q              2Q              3Q              4Q
                                                              2000            2000            2000            2000
                                                          ----------      ----------      ----------      ----------
Total Revenues, Net of Interest Expense*                  $      460      $      473      $      490      $      524
Adjusted Operating Expenses                                      188             187             186             196
Provision for Benefits, Claims, and Credit Losses                 97             102             110             122
                                                          ----------      ----------      ----------      ----------
Core Income Before Taxes                                         175             184             194             206
Income Taxes                                                      64              68              71              75
                                                          ----------      ----------      ----------      ----------
Core Income                                               $      111      $      116      $      123      $      131
                                                          ==========      ==========      ==========      ==========
Average Assets (in billions of dollars)                   $       18      $       19      $       20      $       22
                                                          ==========      ==========      ==========      ==========
Return on Assets                                                2.48%           2.46%           2.45%           2.37%
                                                          ==========      ==========      ==========      ==========


NET RECEIVABLES:
----------------
  Real estate-secured loans (1)                           $  9,354.6      $  9,806.0      $ 10,236.7      $ 10,850.4
  Personal loans (2)                                         5,377.9         5,595.4         5,795.8         6,040.0
  Sales finance and other                                    1,232.5         1,264.0         1,317.3         1,406.3
                                                          ----------      ----------      ----------      ----------
     Consumer finance receivables,
              net of unearned finance charges               15,965.0        16,665.4        17,349.8        18,296.7
  Accrued interest receivable                                  126.5           134.7           145.1           165.6
  Allowance for credit losses                                 (423.4)         (423.4)         (423.2)         (423.1)
                                                          ----------      ----------      ----------      ----------
     Consumer finance receivables, net                    $ 15,668.1      $ 16,376.7      $ 17,071.7      $ 18,039.2
                                                          ==========      ==========      ==========      ==========

Number of offices                                              1,182           1,212           1,240           1,270

Average yield (3)                                              14.06%          14.06%          14.00%          14.12%
Average net interest margin (3)                                 8.33%           8.15%           8.00%           8.06%
Net credit loss ratio (3)                                       1.93%           1.93%           1.92%           2.04%
Reserves as % of net receivables                                2.65%           2.54%           2.44%           2.31%

Loans 90+ Days Past Due:
  In millions of dollars (3)                                $    216      $      229      $      239      $      277
  %                                                             1.32%           1.32%           1.29%           1.38%

(1) Includes fully secured $.M.A.R.T. receivables,
  as follows:                                               $4,106.1      $  4,415.7      $  4,695.7      $  5,170.3
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
  receivables, as follows:                                  $  319.1      $    315.7      $    311.6      $    309.3
(3) Includes loans held for sale


                                                                  4Q 2000 VS            YTD           YTD      YTD 4Q 2000 VS.
                                                               4Q 1999 INCREASE/         4Q            4Q    YTD 4Q 1999 INCREASE/
                                                                  (DECREASE)            1999          2000       (DECREASE)
                                                                  ----------           ------        ----- -  ------------------
Total Revenues, Net of Interest Expense*                               19%            $1,615        $1,947           21%
Adjusted Operating Expenses                                             5%               617           757           23%
Provision for Benefits, Claims, and Credit Losses                      40%               385           431           12%
                                                                                      ------        ------
Core Income Before Taxes                                               23%               613           759           24%
Income Taxes                                                           25%               225           278           24%
                                                                                      ------        ------
Core Income                                                            22%            $  388        $  481           24%
                                                                                      ======        ======
Average Assets (in billions of dollars)                                22%            $   16        $   20           25%
                                                                                      ======        ======
Return on Assets                                                                        2.43%         2.41 %
                                                                                      ======        ======


NET RECEIVABLES:
----------------
  Real estate-secured loans (1)                                        20%
  Personal loans (2)                                                   14%
  Sales finance and other                                              22%

     Consumer finance receivables,
              net of unearned finance charges                          18%
  Accrued interest receivable                                          24%
  Allowance for credit losses                                           4%

     Consumer finance receivables, net                                 19%


Number of offices                                                       8%

Average yield (3)                                                                      14.43%            14.06%
Average net interest margin (3)                                                         8.85%             8.13%
Net credit loss ratio (3)                                                               2.18%             1.96%
Reserves as % of net receivables

Loans 90+ Days Past Due:
  In millions of dollars (3)                                           36%
  %


(1) Includes fully secured $.M.A.R.T. receivables,
  as follows:                                                          37%
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
  receivables, as follows:                                             (6%)
(3) Includes loans held for sale
*   Excludes realized gains on investments


    GLOBAL CONSUMER - INSURANCE
    TRAVELERS LIFE AND ANNUITY
    (In millions of dollars)


                                                           1Q             2Q           3Q             4Q
                                                          1999           1999         1999           1999
                                                       ----------     ---------     ---------     ---------
Total Revenues, Net of Interest Expense*                $       771   $       867   $       869   $       887
Total Operating Expenses                                        107           110           107           127
Provision for Benefits and Claims                               442           494           509           552
                                                        -----------   -----------   -----------   -----------
Core Income Before Taxes                                        222           263           253           208
Income Taxes                                                     75            90            85            73
                                                        -----------   -----------   -----------   -----------

Core Income                                             $       147   $       173   $       168   $       135
                                                        ===========   ===========   ===========   ===========


PRE-TAX CONTRIBUTION BY SOURCE:
-------------------------------
Individual annuities                                    $        89   $       106   $        93   $        86
Group annuities                                                  60            77            77            65
Life and long term care insurance                                40            51            44            40
Other (includes run-off and return on excess capital)            33            29            39            17
                                                        -----------   -----------   -----------   -----------
    Total                                               $       222   $       263   $       253   $       208
                                                        ===========   ===========   ===========   ===========

INDIVIDUAL ANNUITIES:
---------------------
Net written premiums & deposits:
  Fixed                                                 $     194.2   $     249.7   $     271.0   $     292.6
  Variable                                                    975.7       1,048.3       1,089.8       1,151.3
  Individual Payout                                            20.6          15.9          20.9          21.4
                                                        -----------   -----------   -----------   -----------
     Total                                              $   1,190.5   $   1,313.9   $   1,381.7   $   1,465.3
                                                        ===========   ===========   ===========   ===========

Policyholder account balances & benefit reserves: (1)
  Fixed                                                 $   7,839.3   $   7,874.2   $   7,958.5   $   7,993.6
  Variable                                                 14,172.9      15,770.8      15,897.0      19,310.6
  Individual Payout                                           599.6         604.4         611.8         617.3
                                                        -----------   -----------   -----------   -----------
     Total                                              $  22,611.8   $  24,249.4   $  24,467.3   $  27,921.5
                                                        ===========   ===========   ===========   ===========


GROUP ANNUITIES:
----------------
Net written premiums & deposits (2)                     $   1,859.6   $   1,609.2   $   1,212.3   $     937.5
Policyholder account balances & benefit reserves: (1)
  GICs and other investment contracts                   $   9,766.4   $  10,982.9   $  10,917.7   $  10,753.8
  Payout group annuities                                    4,175.1       4,236.9       4,284.9       4,362.7
                                                        -----------   -----------   -----------   -----------
    Total                                               $  13,941.5   $  15,219.8   $  15,202.6   $  15,116.5
                                                        ===========   ===========   ===========   ===========


INDIVIDUAL LIFE INSURANCE:
--------------------------
Net written premiums and deposits:
  Direct periodic premiums and deposits                 $      84.5   $      86.7   $      88.3   $     149.2
  Single premium deposits                                      16.2          20.8          17.2          30.0
  Reinsurance                                                 (16.8)        (17.8)        (17.9)        (18.5)
                                                        -----------   ----------    -----------   -----------
    Total                                               $      83.9   $      89.7   $      87.6   $     160.7
                                                        ===========   ===========   ===========   ===========

Policyholder account balances & benefit reserves        $   2,468.3   $   2,511.0   $   2,535.3   $   2,682.0

Life insurance in force (in billions, face amt.)        $      56.6   $      57.7   $      58.4   $      60.6

Life insurance issued (in billions, face amt.)          $       2.5   $       2.4   $       2.0   $       3.8


ALL BUSINESSES:
---------------
Net investment income (pretax)                          $     525.4   $     578.8   $     593.2   $     579.1
Interest credited to contractholders                    $     225.7   $     230.9   $     239.0   $     241.4

STATUTORY DATA:
---------------
Travelers Insurance Company
  Statutory capital and surplus                         $   4,955.9   $   4,976.9   $   5,010.2   $   5,027.3
  Surplus to liabilities ratio                                 19.8%         19.5%         20.2%         21.2%




                                                           1Q             2Q           3Q            4Q
                                                          2000           2000         2000          2000
                                                        ---------     ---------    ----------    ----------
Total Revenues, Net of Interest Expense*                $   1,010     $     983     $     899     $     999
Total Operating Expenses                                      126            97           103            83
Provision for Benefits and Claims                             603           586           531           605
                                                        ---------     ---------     ---------     ---------
Core Income Before Taxes                                      281           300           265           311
Income Taxes                                                   94            98            86           102
                                                        ---------     ---------     ---------     ---------
Core Income                                             $     187     $     202     $     179     $     209
                                                        =========     =========     =========     =========


PRE-TAX CONTRIBUTION BY SOURCE:
-------------------------------
Individual annuities                                    $     108     $     118     $     117     $     122
Group annuities                                                92           114            91           123
Life and long term care insurance                              60            55            40            46
Other (includes run-off and return on excess capital)          21            13            17            20
                                                        ---------     ---------     ---------     ---------
    Total                                               $     281     $     300     $     265     $     311
                                                        =========     =========     =========     =========

INDIVIDUAL ANNUITIES:
---------------------
Net written premiums & deposits:
  Fixed                                                 $   293.5   $     302.6   $     320.3   $     350.0
  Variable                                                1,245.0       1,258.5       1,273.6       1,247.7
  Individual Payout                                          20.5          21.7          20.6          17.0
                                                        ---------     ---------     ---------     ---------
     Total                                              $ 1,559.0   $   1,582.8   $   1,614.5   $   1,614.7
                                                        =========     =========     =========     =========

Policyholder account balances & benefit reserves: (1)
  Fixed                                               $  7,911.3    $  7,904.0   $   7,939.8   $   8,050.0
  Variable                                              21,072.7      21,013.2      21,678.1      20,704.0
  Individual Payout                                        619.6         626.2         630.0         630.3
                                                       ---------     ---------     ---------     ---------
     Total                                             $29,603.6    $ 29,543.4   $  30,247.9   $  29,384.3
                                                       =========     =========     =========     =========

GROUP ANNUITIES:
----------------
Net written premiums & deposits (2)                    $  1,456.9   $  1,439.1   $   1,481.8   $   1,149.9
Policyholder account balances & benefit reserves: (1)
  GICs and other investment contracts                  $ 11,087.0   $ 11,204.2   $  11,966.9   $  12,598.6
  Payout group annuities                                  4,514.9      4,624.0       4,713.8       4,861.5

                                                       ---------     ---------     ---------     ---------
    Total                                              $15,601.9     $15,828.2     $16,680.7     $17,460.1
                                                       =========     =========     =========     =========

INDIVIDUAL LIFE INSURANCE:
--------------------------
Net written premiums and deposits:
  Direct periodic premiums and deposits                 $   116.7   $   113.4     $   135.8     $     144.7
  Single premium deposits                                    18.3        21.0          22.3            37.6
  Reinsurance                                               (19.1)      (20.3)        (21.4)          (23.0)
                                                        ---------     ---------     ---------     ---------
    Total                                               $   115.9   $   114.1     $   136.7     $     159.3
                                                        =========     =========     =========     =========

Policyholder account balances & benefit reserves        $2,755.3    $ 2,801.9     $   2,911.0   $   2,983.3

Life insurance in force (in billions, face amt.)        $   61.7    $    63.2     $      65.2   $      66.9

Life insurance issued (in billions, face amt.)          $    2.7    $     3.0     $       3.1   $       2.9


ALL BUSINESSES:
--------------
Net investment income (pretax)                          $  594.9    $   639.1     $     609.1   $     655.9
Interest credited to contractholders                    $  244.7    $   248.7     $     266.7   $     290.4

STATUTORY DATA:
---------------
TRAVELERS INSURANCE COMPANY
  Statutory capital and surplus                         $5,011.2    $ 4,977.4     $   5,355.1   $   5,123.4
  Surplus to liabilities ratio                              20.5%        20.3%           21.3%         20.2%


                                                     4Q 2000 VS.          YTD           YTD        YTD 4Q 2000 VS.
                                                   4Q 1999 INCREASE/      4Q            4Q        YTD 4Q 1999 INCREASE/
                                                     (DECREASE)          1999          2000          (DECREASE)
                                                   ----------------  ------------  ------------   ------------------
Total Revenues, Net of Interest Expense*                 13%          $  3,394       $  3,891           15%
Total Operating Expenses                                (35%)              451            409           (9%)
Provision for Benefits and Claims                        10%             1,997          2,325           16%
                                                                      --------       --------
Core Income Before Taxes                                 50%               946          1,157           22%
Income Taxes                                             40%               323            380           18%
                                                                      --------       --------
Core Income                                              55%          $    623       $    777           25%
                                                                      ========       ========


PRE-TAX CONTRIBUTION BY SOURCE:
-------------------------------
Individual annuities                                     42%          $    374       $    465           24%
Group annuities                                          89%               279            420           51%
Life and long term care insurance                        15%               175            201           15%
Other (includes run-off and return on excess capital)    18%               118             71          (40%)
                                                                      --------       --------
    Total                                                50%          $    946       $  1,157           22%
                                                                      ========       ========

INDIVIDUAL ANNUITIES:
---------------------
Net written premiums & deposits:
  Fixed                                                  20%          $1,007.5       $1,266.4           26%
  Variable                                                8%           4,265.1        5,024.8           18%
  Individual Payout                                     (21%)             78.8           79.8            1%
                                                                      --------       --------
     Total                                               10%          $5,351.4       $6,371.0           19%
                                                                      ========       ========

Policyholder account balances & benefit reserves: (1)
  Fixed                                                   1%
  Variable                                                7%
  Individual Payout                                       2%

      Total                                               5%

GROUP ANNUITIES:
----------------
Net written premiums & deposits (2)                      23%          $5,618.6       $5,527.7          (2%)
Policyholder account balances & benefit reserves: (1)
  GICs and other investment contracts                    17%
  Payout group annuities                                 11%

    Total                                                16%


INDIVIDUAL LIFE INSURANCE:
--------------------------
Net written premiums and deposits:
  Direct periodic premiums and deposits                  (3%)         $  408.7       $  510.6          25%
  Single premium deposits                                25%              84.2           99.2          18%
  Reinsurance                                            24%             (71.0)         (83.8)         18%
                                                                      --------       --------
    Total                                                (1%)         $  421.9       $  526.0          25%
                                                                      ========       ========

Policyholder account balances & benefit reserves         11%

Life insurance in force (in billions, face amt.)         10%

Life insurance issued (in billions, face amt.)          (24%)         $   10.7       $   11.7           9%


ALL BUSINESSES:
---------------
Net investment income (pretax)                           13%          $  2,276.5     $2,499.0          10%
Interest credited to contractholders                     20%          $    937.0     $1,050.5          12%

STATUTORY DATA:
---------------
TRAVELERS INSURANCE COMPANY
  Statutory capital and surplus                           2%


(1)  Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $24.0, $45.0 and $251.0 in the first, second and fourth quarters of 2000 and $23.2, $416.0, $70.0 and $71.0 in the 1999
     first, second, third and fourth quarters, related to Travelers plans previously managed externally.

*    Excludes realized gains on investments

     GLOBAL CONSUMER - INSURANCE
     PRIMERICA FINANCIAL SERVICES
     (In millions of dollars)




                                                                                1Q           2Q         3Q         4Q
                                                                               1999         1999       1999       1999
                                                                           ----------   ----------   --------   --------

Total Revenues, Net of Interest Expense*                                   $      432   $      443   $    444   $    456
Total Operating Expenses                                                          142          146        146        152
Provision for Benefits and Claims                                                 120          121        121        125
                                                                           ----------   ----------   --------   --------
Core Income Before Taxes                                                          170          176        177        179
Income Taxes                                                                       60           63         63         64
                                                                           ----------   ----------   --------   --------
Core Income                                                                $      110   $      113   $    114   $    115
                                                                           ==========   ==========   ========   ========


LIFE INSURANCE
---------------
Face value (in billions) of:
  Life insurance issued                                                    $     13.6   $     15.5   $   12.4   $   14.7
  Life insurance in force                                                  $    386.3   $    391.7   $  392.8   $  394.9

Annualized issued premiums                                                 $     42.4   $     48.4   $   39.3   $   43.4
Direct premiums                                                            $    315.2   $    321.0   $  320.5   $  322.9
Earned premiums                                                            $    267.1   $    268.6   $  264.8   $  270.8

OTHER PRODUCTS
--------------
Mutual fund sales at NAV:
    Proprietary                                                            $    407.7   $    453.1   $  393.7   $  389.3
    Other funds                                                                 233.5        277.3      257.6      307.6
                                                                           ----------   ----------   --------   --------
       Total U.S. mutual fund sales                                             641.2        730.4      651.3      696.9
    Mutual fund sales - Canada                                                  143.2         76.2       86.2       98.2
                                                                           ----------   ----------   --------   --------
       Total mutual fund sales                                             $    784.4   $    806.6   $  737.5   $  795.1
                                                                           ==========   ==========   ========   ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)                         $    419.2   $    492.7   $  488.3   $  519.8

Variable annuity net written premiums and deposits                         $    223.4   $    278.6   $  247.6   $  240.5

AGENTS LICENSED FOR:
-------------------
    Life insurance                                                             79,738       79,251     77,259     79,809
    Mutual funds                                                               27,129       27,053     26,873     24,566
    $.M.A.R.T. / $.A.F.E. loans                                               129,556      118,762    108,377     95,816
    Variable annuities                                                         13,816       14,497     16,042     16,424
    Long term care                                                               --           --        3,419      6,540
    Home  &  auto insurance                                                    15,102       14,734     15,425     14,284

Financial Needs Analyses submitted                                            142,451      122,958    111,136    113,748






                                                                               1Q             2Q                3Q             4Q
                                                                              2000           2000              2000           2000
                                                                          ----------      ----------        --------        --------

Total Revenues, Net of Interest Expense*                                    $    472        $    479        $    474        $    490
Total Operating Expenses                                                         162             159             177             161
Provision for Benefits and Claims                                                125             126             106             139
                                                                            --------        --------        --------        --------
Core Income Before Taxes                                                         185             194             191             190
Income Taxes                                                                      66              69              67              66
                                                                            --------        --------        --------        --------
Core Income                                                                 $    119        $    125        $    124        $    124
                                                                            ========        ========        ========        ========


LIFE INSURANCE
--------------
Face value (in billions) of:
  Life insurance issued                                                     $   15.0        $   18.5        $   16.8        $   17.1
  Life insurance in force                                                   $  397.8        $  403.6        $  408.4        $  412.7

Annualized issued premiums                                                  $   44.1        $   54.1        $   49.5        $   50.0
Direct premiums                                                             $  324.5        $  330.9        $  333.3        $  337.6
Earned premiums                                                             $  270.6        $  277.4        $  275.0        $  282.6

OTHER PRODUCTS
--------------
Mutual fund sales at NAV:
    Proprietary                                                             $  465.0        $  468.7        $  448.5        $  428.9
    Other funds                                                                497.1           552.5           397.8           368.5
                                                                            --------        --------        --------        --------
       Total U.S. mutual fund sales                                            962.1         1,021.2           846.3           797.4
    Mutual fund sales - Canada                                                 228.8           128.1           117.4           119.0
                                                                            --------        --------        --------        --------
       Total mutual fund sales                                              $1,190.9        $1,149.3        $  963.7        $  916.4
                                                                            ========        ========        ========        ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)                          $  492.0        $  475.6        $  457.2        $  667.5

Variable annuity net written premiums and deposits                          $  249.9        $  248.0        $  270.6        $  288.2

AGENTS LICENSED FOR:
--------------------
    Life insurance                                                            79,818          82,288          85,183          86,900
    Mutual funds                                                              25,570          25,968          27,300          27,961
    $.M.A.R.T. / $.A.F.E. loans                                               93,055          99,481         105,640         116,491
    Variable annuities                                                        16,453          16,692          17,281          17,777
    Long term care                                                             8,010           7,785           9,612          10,134
    Home  &  auto insurance                                                   13,238          13,038          12,194          11,647

Financial Needs Analyses submitted                                           110,900         109,451         108,838         108,705




                                                               4Q 2000 VS.        YTD             YTD             YTD 4Q 2000 VS.
                                                            4Q 1999 INCREASE/      4Q              4Q          YTD 4Q 1999 INCREASE/
                                                               (DECREASE)         1999            2000              (DECREASE)
                                                               ----------         ----            ----         --------------------

Total Revenues, Net of Interest Expense*                           7%        $    1,775       $    1,915                 8%
Total Operating Expenses                                           6%               586              659                12%
Provision for Benefits and Claims                                 11%               487              496                 2%
                                                                             ----------       ----------
Core Income Before Taxes                                           6%               702              760                 8%
Income Taxes                                                       3%               250              268                 7%
                                                                             ----------       ----------
Core Income                                                        8%        $      452       $      492                 9%
                                                                             ==========       ==========


LIFE INSURANCE
--------------
Face value (in billions) of:
  Life insurance issued                                           16%        $     56.2       $     67.4                20%
  Life insurance in force                                          5%        $    394.9       $    412.7                 5%

Annualized issued premiums                                        15%        $    173.5       $    197.7                14%
Direct premiums                                                    5%        $  1,279.6       $  1,326.3                 4%
Earned premiums                                                    4%        $  1,071.3       $  1,105.6                 3%

OTHER PRODUCTS
--------------
Mutual fund sales at NAV:
    Proprietary                                                   10%        $  1,643.8       $  1,811.1                10%
    Other funds                                                   20%           1,076.0          1,815.9                69%
                                                                             ----------       ----------
       Total U.S. mutual fund sales                               14%           2,719.8          3,627.0                 33%
    Mutual fund sales - Canada                                    21%             403.8            593.3                 47%
                                                                             ----------       ----------
       Total mutual fund sales                                    15%        $  3,123.6       $  4,220.3                 35%
                                                                             ==========       ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)                28%        $  1,920.0       $  2,092.3                  9%

Variable annuity net written premiums and deposits                20%        $    990.1       $  1,056.7                  7%

AGENTS LICENSED FOR:
--------------------
    Life insurance                                                 9%
    Mutual funds                                                  14%
    $.M.A.R.T. / $.A.F.E. loans                                   22%
    Variable annuities                                             8%
    Long term care                                                55%
    Home  &  auto insurance                                      (18%)

Financial Needs Analyses submitted                                (4%)          490,293          437,894                (11%)



(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.

* Excludes realized gains on investments

GLOBAL CONSUMER - INSURANCE
TRAVELERS PROPERTY CASUALTY - PERSONAL LINES
(In millions of dollars)



                                                          1Q       2Q        3Q           4Q
                                                         1999     1999      1999         1999
                                                         ----     ----      ----         ----

Total Revenues, Net of Interest Expense*               $  983  $  1,005  $    1,018   $    1,037
Total Operating Expenses                                  246       242         271          254
Claims and Claim Adjustment Expenses                      594       627         714          619
                                                     --------  --------  ----------   ----------
Core Income Before Taxes and Minority Interest            143       136          33          164
Income Taxes                                               44        41           5           53
Minority Interest, Net of Tax                              16        16           5           17
                                                     --------  --------  ----------   ----------
Core Income (1)                                      $     83  $     79  $       23   $       94
                                                     ========  ========  ==========   ==========

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
-----------------------------------------
Auto                                                 $  619.6  $  597.0  $    581.1   $    571.0
Homeowners and other                                    363.8     353.9       370.6        347.8
                                                     --------  --------  ----------   ----------
    Total net written premiums             (a)       $  983.4  $  950.9  $    951.7   $    918.8
                                                     ========  ========  ==========   ==========


NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
-------------------------------------------------
Independent agents                                   $  791.6  $  750.6  $    743.0   $    721.2
Affinity group marketing                                 83.0      84.5        92.1         93.7
SECURE                                                   57.2      62.6        58.5         46.3
Joint marketing arrangements                             51.6      53.2        58.1         57.6
                                                     --------  --------  ----------   ----------
    Total net written premiums             (a)       $  983.4  $  950.9  $    951.7   $    918.8
                                                     ========  ========  ==========   ==========

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums   (b)                                $  892.1  $  905.1  $    915.5   $    921.6

Losses and loss adjustment expenses  (c)                594.3     627.1       702.7        619.8
Other underwriting expenses   (d)                       269.8     242.5       258.7        244.7
                                                     --------  --------  ----------   ----------
    Total deductions                                    864.1     869.6       961.4        864.5
                                                     --------  --------  ----------   ----------
Statutory underwriting gain/(loss)                   $   28.0  $   35.5  $    (45.9)  $     57.1
                                                     ========  ========  ==========   ==========


STATUTORY COMBINED RATIO: (2)
-----------------------------
Loss and loss adjustment expense ratio  (c / b)          66.6%     69.3%       76.8%        67.3%
Other underwriting expense ratio   (d / a)               27.4%     25.5%       27.2%        26.6%
                                                     --------  --------  ----------   ----------
    Combined ratio                                       94.0%     94.8%      104.0%        93.9%
                                                     ========  ========  ==========   ==========


Net investment income (pre-tax)                      $   90.4  $   98.8  $    102.0   $    109.0
Effective tax rate on net investment income              27.2%     27.7%       28.4%        28.9%
Catastrophe losses, net of reinsurance (after-tax)   $    8.1  $   23.2  $     48.2   $       --






                                                         1Q          2Q           3Q           4Q
                                                        2000        2000         2000         2000
                                                     --------     --------     --------     --------
Total Revenues, Net of Interest Expense*             $  1,027    $  1,041     $ 1,048     $  1,071
Total Operating Expenses                                  248         253         243          243
Claims and Claim Adjustment Expenses                      654         667         709          704
                                                     --------    --------     -------     --------
Core Income Before Taxes and Minority Interest            125         121          96          124
Income Taxes                                               37          36          28           38
Minority Interest, Net of Tax                              13           3          --           --
                                                     --------    --------     -------     --------
Core Income (1)                                      $     75    $     82     $    68     $     86
                                                     ========    ========     =======     ========

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
-----------------------------------------
Auto                                                 $  583.3    $  607.7    $  598.6     $  576.7
Homeowners and other                                    306.4       375.7       394.2        370.2
                                                     --------    --------     -------     --------
    Total net written premiums        (a)            $  889.7    $  983.4    $  992.8     $  946.9
                                                     ========    ========     =======     ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
-------------------------------------------------
Independent agents                                   $  710.2    $  790.4    $  798.3     $  768.1
Affinity group marketing                                 97.3       101.6       107.5        109.8
SECURE                                                   30.8        26.4        16.7          4.8
Joint marketing arrangements                             51.4        65.0        70.3         64.2
                                                     --------    --------     -------     --------
    Total net written premiums        (a)            $  889.7    $  983.4    $  992.8     $  946.9
                                                     ========    ========     =======     ========

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums   (b)                                $  910.3    $  920.0    $  928.6     $  956.5

Losses and loss adjustment expenses  (c)                656.4       668.1       711.8        707.5
Other underwriting expenses   (d)                       239.8       251.2       256.6        238.3
                                                     --------  --------  ----------   ----------
    Total deductions                                    896.2       919.3       968.4        945.8
                                                     --------    --------     -------     --------
Statutory underwriting gain/(loss)                   $   14.1    $    0.7    $  (39.8)    $   10.7
                                                     ========    ========     =======     ========

STATUTORY COMBINED RATIO: (2)
-----------------------------
Loss and loss adjustment expense ratio  (c / b)         72.1%       72.6%       76.7%        74.0%
Other underwriting expense ratio   (d / a)              27.0%       25.5%       25.8%        25.2%
                                                     --------    --------     -------     --------
    Combined ratio                                      99.1%       98.1%      102.5%        99.2%
                                                     ========    ========     =======     ========

Net investment income (pre-tax)                      $  112.6    $  114.6    $  112.4     $  106.9
Effective tax rate on net investment income             29.3%       29.5%       29.4%        29.2%
Catastrophe losses, net of reinsurance (after-tax)   $   30.4    $   17.2    $    1.9     $    4.1




                                                  4Q 2000 VS.                YTD         YTD
                                                4Q 1999 INCREASE/             4Q          4Q
                                                   (DECREASE)                1999        2000
                                                -----------------            ----        ----

Total Revenues, Net of Interest Expense*                3%                $    4,043  $    4,187
Total Operating Expenses                               (4%)                    1,013         987
Claims and Claim Adjustment Expenses                   14%                     2,554       2,734
                                                                          ----------  ----------
Core Income Before Taxes and Minority Interest        (24%)                      476         466
Income Taxes                                          (28%)                      143         139
Minority Interest, Net of Tax                        (100%)                       54          16
                                                                          ----------  ----------
Core Income (1)                                        (9%)               $      279  $      311
                                                                          ==========  ==========

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
-----------------------------------------
Auto                                                    1%                $  2,368.7  $  2,366.3
Homeowners and other                                    6%                   1,436.1     1,446.5
                                                                          ----------  ----------
    Total net written premiums           (a)            3%                $  3,804.8  $  3,812.8
                                                                          ==========  ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
-------------------------------------------------
Independent agents                                      7%                $  3,006.4  $  3,067.0
Affinity group marketing                               17%                     353.3       416.2
SECURE                                                (90%)                    224.6        78.7
Joint marketing arrangements                           11%                     220.5       250.9
                                                                          ----------  ----------
    Total net written premiums (a)                      3%                $  3,804.8  $  3,812.8
                                                                          ==========  ==========

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums   (b)                                   4%                $  3,634.3  $  3,715.4

Losses and loss adjustment expenses (c)                14%                   2,543.9     2,743.8
Other underwriting expenses (d)                       (3%)                   1,015.7       985.9
                                                                          ----------  ----------
    Total deductions                                    9%                   3,559.6     3,729.7
                                                                          ----------  ----------
Statutory underwriting gain/(loss)                    (81%)               $     74.7  $   (14.3)
                                                                          ==========  ==========

STATUTORY COMBINED RATIO: (2)
-----------------------------
Loss and loss adjustment expense ratio  (c / b)                                70.0%       73.8%
Other underwriting expense ratio   (d / a)                                     26.7%       25.9%
                                                                          ----------  ----------
    Combined ratio                                                             96.7%       99.7%
                                                                          ==========  ==========

Net investment income (pre-tax)                        (2%)               $    400.2  $    446.5
Effective tax rate on net investment income                                    28.1%       29.4%
Catastrophe losses, net of reinsurance (after-tax)      NM                $     79.5  $     53.6




                                                             YTD 4Q 2000 VS.
                                                          YTD 4Q 1999 INCREASE/
                                                               (DECREASE)


Total Revenues, Net of Interest Expense*                           4%
Total Operating Expenses                                          (3%)
Claims and Claim Adjustment Expenses                               7%
Core Income Before Taxes and Minority Interest                    (2%)
Income Taxes                                                      (3%)
Minority Interest, Net of Tax                                    (70%)
Core Income (1)                                                   11%

NET WRITTEN PREMIUMS BY PRODUCT LINE: (2)
----------------------------------------
Auto                                                               --
Homeowners and other                                               1%
    Total net written premiums (a)                                 --

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL: (2)
-------------------------------------------------
Independent agents                                                 2%
Affinity group marketing                                          18%
SECURE                                                          (65%)
Joint marketing arrangements                                      14%
    Total net written premiums (a)                                 --

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums   (b)                                              2%

Losses and loss adjustment expenses  (c)                           8%
Other underwriting expenses   (d)                                 (3%)
    Total deductions                                               5%
Statutory underwriting gain/(loss)                                 NM

STATUTORY COMBINED RATIO: (2)
-----------------------------
Loss and loss adjustment expense ratio  (c / b)
Other underwriting expense ratio   (d / a)
    Combined ratio

Net investment income (pre-tax)                                   12%
Effective tax rate on net investment income
Catastrophe losses, net of reinsurance (after-tax)               (33%)





(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.


(2) The 1999 first quarter and full year net written premiums include an adjustment associated with a reinsurance transaction, which increased homeowners premiums written by independent agents by $71.7 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 first quarter were 66.6%, 26.6% and 93.2%, respectively, and for the 1999 full year were 70.0%, 26.5%, and 96.5%, respectively.



*        Excludes realized gains on investments

NM - Not meaningful

     GLOBAL CONSUMER - INTERNATIONAL
     WESTERN EUROPE
     (In millions of dollars)



                                                            1Q         2Q       3Q     4Q
                                                           1999       1999     1999   1999
                                                           ----       ----     ----   ----

Total Revenues, Net of Interest Expense                   $  493    $  489    $499    $510
Adjusted Operating Expenses                                  319       312     313     327
Provision for Benefits, Claims, and Credit Losses             71        70      71      68
                                                          ------    ------    ----    ----
Core Income Before Taxes                                     103       107     115     115
Income Taxes                                                  38        40      44      43
                                                          ------    ------    ----    ----
Core Income                                               $   65    $   67    $ 71    $ 72
                                                          ======    ======    ====    ====

Average Assets (in billions of dollars)                   $   19    $   19    $ 20    $ 19
                                                          ======    ======    ====    ====
Return on Assets                                            1.39%     1.41%   1.41%   1.50%
                                                          ======    ======    ====    ====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
-------------------------------------
Personal                                                  $  9.5    $  9.3    $9.9    $9.7
Cards                                                        1.9       1.9     1.9     2.0
Mortgages                                                    1.7       1.6     1.7     1.6
Auto                                                         1.2       1.2     1.3     1.3
Other                                                        0.9       0.8     0.8     0.7
                                                          ------    ------   -----   -----
    Total                                                 $ 15.2    $ 14.8   $15.6   $15.3
                                                          ======    ======   =====   =====

Average Customer Deposits (in billions of dollars)        $ 14.4    $ 13.8    $13.5   $13.1

EOP Accounts (in millions)                                   8.9       8.9     8.9     8.9
EOP Card Accounts (in millions)                              2.2       2.2     2.2     2.2

Non-Interest Revenue as % of Total Revenues                 34.0%     33.7%   31.7%   38.2%

Net Credit Loss Ratio (1)                                   1.76%     1.69%   1.56%   1.54%

Loans 90+ Days Past Due:
    In millions of dollars                                $  849    $  858    $910    $868
    %                                                       5.65%     5.78%   5.79%   5.75%

Proprietary Mutual Funds / UIT                            $  261    $  747    $386    $397
Proprietary Money Market Funds                               471       431     252     174
                                                          ------    ------    ----    ----
Total Proprietary Funds                                      732     1,178     638     571
Third Party Funds                                            195        77     124     232
                                                          ------    ------    ----    ----
Mutual Fund / UIT Sales at NAV (in millions of dollars)   $  927    $1,255    $762    $803
                                                          ======    ======    ====    ====

Branches                                                     442       436     433     434
ATM-only locations                                            31        34      35      33
Proprietary ATMs                                             826       828     828     832




                                                            1Q         2Q       3Q     4Q
                                                           2000       2000     2000   2000
                                                           ----       ----     ----   ----

Total Revenues, Net of Interest Expense                   $  497    $474    $466    $462
Adjusted Operating Expenses                                  294     297     267     267
Provision for Benefits, Claims, and Credit Losses             64      59      60      51
                                                          ------    ----    ----    ----
Core Income Before Taxes                                     139     118     139     144
Income Taxes                                                  51      43      51      50
                                                          ------    ----    ----    ----
Core Income                                               $   88    $ 75    $ 88    $ 94
                                                          ======    ====    ====    ====

Average Assets (in billions of dollars)                   $   19    $ 18    $ 18    $ 17
                                                          ======    ====    ====    ====
Return on Assets                                            1.86%   1.68%   1.94%   2.20%
                                                          ======    ====    ====    ====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Personal                                                  $  9.4    $9.3    $9.0    $9.1
Cards                                                        1.9     1.9     1.9     1.9
Mortgages                                                    1.6     1.5     1.5     1.5
Auto                                                         1.4     1.4     1.5     1.5
Other                                                        0.6     0.6     0.6     0.6
                                                          ------    ----    ----    ----
    Total                                                 $ 14.9    $14.7   $14.5   $14.6
                                                          ======    ====    ====    ====

Average Customer Deposits (in billions of dollars)        $ 13.0    $12.5   $12.1   $12.0

EOP Accounts (in millions)                                   9.1     9.2     9.3     9.5
EOP Card Accounts (in millions)                              2.1     2.2     2.2     2.2

Non-Interest Revenue as % of Total Revenues                 35.3%   33.6%   35.9%   34.9%

Net Credit Loss Ratio (1)                                   1.58%   1.56%   1.55%   1.77%

Loans 90+ Days Past Due:
    In millions of dollars                                $  835    $830    $766    $782
    %                                                       5.65%   5.50%   5.38%   5.09%

Proprietary Mutual Funds / UIT                            $  355    $367    $225    $228
Proprietary Money Market Funds                               193     110      98     104
                                                          ------    ----    ----    ----
Total Proprietary Funds                                      548     477     323     332
Third Party Funds                                            470     326     436     337
                                                          ------    ----    ----    ----
Mutual Fund / UIT Sales at NAV (in millions of dollars)   $1,018    $803    $759    $669
                                                          ======    ====    ====    ====

Branches                                                     434     434     437     436
ATM-only locations                                            33      34      36      33
Proprietary ATMs                                             839     859     875     883



                                                                       4Q 2000 VS.                   YTD                 YTD
                                                                     4Q 1999 INCREASE/                4Q                  4Q
                                                                        (DECREASE)                   1999                2000
                                                               --------------------------    ------------------  --------------

Total Revenues, Net of Interest Expense                                     (9%)                    $1,991            $1,899
Adjusted Operating Expenses                                                (18%)                     1,271             1,125
Provision for Benefits, Claims, and Credit Losses                          (25%)                       280               234
                                                                                                    ------            ------
Core Income Before Taxes                                                    25%                        440               540
Income Taxes                                                                16%                        165               195
                                                                                                    ------            ------
Core Income                                                                 31%                     $  275            $  345
                                                                                                    ======            ======

Average Assets (in billions of dollars)                                    (11%)                    $   19            $   18
                                                                                                    ======            ======
Return on Assets                                                                                      1.45%             1.92%
                                                                                                    ======            ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Personal                                                                    (6%)                    $  9.6            $  9.2
Cards                                                                       (5%)                       1.9               1.9
Mortgages                                                                   (6%)                       1.7               1.5
Auto                                                                        15%                        1.3               1.5
Other                                                                      (14%)                       0.8               0.6
                                                                                                    ------            ------
    Total                                                                   (5%)                    $ 15.3            $ 14.7
                                                                                                    ======            ======

Average Customer Deposits (in billions of dollars)                          (8%)                    $ 13.7            $ 12.4

EOP Accounts (in millions)                                                   7%
EOP Card Accounts (in millions)                                             --

Non-Interest Revenue as % of Total Revenues                                                           34.4%             34.9%

Net Credit Loss Ratio (1)

Loans 90+ Days Past Due:
    In millions of dollars                                                 (10%)
    %

Proprietary Mutual Funds / UIT                                             (43%)                    $1,791            $1,175
Proprietary Money Market Funds                                             (40%)                     1,328               505
                                                                                                    ------            ------
Total Proprietary Funds                                                    (42%)                     3,119             1,680
Third Party Funds                                                           45%                        628             1,569
                                                                                                    ------            ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)                    (17%)                    $3,747            $3,249
                                                                                                    ======            ======

Branches                                                                  --
ATM-only locations                                                        --
Proprietary ATMs                                                             6%





                                                                                                              YTD 4Q 2000 VS.
                                                                                                           YTD 4Q 1999 INCREASE/
                                                                                                                (DECREASE)
                                                                                                      -----------------------------

     Total Revenues, Net of Interest Expense                                                                        (5%)
     Adjusted Operating Expenses                                                                                   (11%)
     Provision for Benefits, Claims, and Credit Losses                                                             (16%)
     Core Income Before Taxes                                                                                       23%
     Income Taxes                                                                                                   18%
     Core Income                                                                                                    25%

     Average Assets (in billions of dollars)                                                                        (5%)
     Return on Assets

     AVERAGE LOANS (IN BILLIONS OF DOLLARS)
     -------------------------------------
     Personal                                                                                                       (4%)
     Cards                                                                                                           -
     Mortgages                                                                                                     (12%)
     Auto                                                                                                           15%
     Other                                                                                                         (25%)
         Total                                                                                                      (4%)

     Average Customer Deposits (in billions of dollars)                                                             (9%)

     EOP Accounts (in millions)
     EOP Card Accounts (in millions)

     Non-Interest Revenue as % of Total Revenues

     Net Credit Loss Ratio (1)

     Loans 90+ Days Past Due:
         In millions of dollars
         %

     Proprietary Mutual Funds / UIT                                                                                (34%)
     Proprietary Money Market Funds                                                                                (62%)
     Total Proprietary Funds                                                                                       (46%)
     Third Party Funds                                                                                             150%
     Mutual Fund / UIT Sales at NAV (in millions of dollars)                                                       (13%)

     Branches
     ATM-only locations
     Proprietary ATMs


(1) The 4Q00 net credit loss ratio includes a 27 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
(In millions of dollars)

                                                                  1Q             2Q             3Q             4Q
                                                                 1999           1999           1999           1999
                                                             -------------- -------------- -------------- --------------

Total Revenues, Net of Interest Expense                          $ 68           $ 74           $108           $ 87
Adjusted Operating Expenses                                        54             57             57             62
Provision for Benefits, Claims, and Credit Losses                   9              7              8              8
                                                                 ----           ----           ----           ----
Core Income Before Taxes                                            5             10             43             17
Income Taxes                                                        2              4             16              7
                                                                 ----           ----           ----           ----
Core Income                                                      $  3           $  6           $ 27           $ 10
                                                                 ====           ====           ====           ====

Average Assets (in billions of dollars)                          $  3           $  3           $  3           $  3
                                                                 ====           ====           ====           ====
Return on Assets                                                 0.41%          0.80%          3.57%          1.32%
                                                                 ====           ====           ====           ====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Personal                                                         $0.5           $0.5           $0.5           $0.5
Cards                                                             0.2            0.2            0.2            0.2
Mortgages                                                         0.2            0.2            0.2            0.2
Auto                                                              0.3            0.3            0.3            0.3
Other                                                             0.3            0.4            0.5            0.6
                                                                 ----           ----           ----           ----
  Total                                                          $1.5           $1.6           $1.7           $1.8
                                                                 ====           ====           ====           ====

Average Customer Deposits (in billions of dollars)               $3.6           $3.5           $3.6           $3.5

EOP Accounts (in millions)                                        1.7            1.8            2.0            2.1
EOP Card Accounts (in millions)                                   1.2            1.3            1.4            1.4

Non-Interest Revenue as % of Total Revenues                      47.0%          41.6%          56.6%          43.3%

Net Credit Loss Ratio (1)                                        2.33%          1.89%          1.93%          1.76%

Loans 90+ Days Past Due:
  In millions of dollars                                         $ 44           $ 41           $ 43           $ 46
  %                                                              2.92%          2.49%          2.41%          2.25%

Proprietary Mutual Funds / UIT                                   $ 18           $ 24           $  8           $ 47
Proprietary Money Market Funds                                      2              2              1              2
                                                                 ----           ----           ----           ----
Total Proprietary Funds                                            20             26              9             49
Third Party Funds                                                  32             56             79             75
                                                                 ----           ----           ----           ----
Mutual Fund / UIT Sales at NAV (in millions of dollars)          $ 52           $ 82           $ 88           $124
                                                                 ====           ====           ====           ====

Branches                                                           29             30             31             32
ATM-only locations                                                 43             44             43             43
Proprietary ATMs                                                   97             99            102            103






                                                                      1Q            2Q            3Q           4Q
                                                                     2000          2000          2000         2000
                                                                 -------------  ------------  ------------ ------------

Total Revenues, Net of Interest Expense                              $ 96         $ 102         $ 106        $ 114
Adjusted Operating Expenses                                            63            68            74           84
Provision for Benefits, Claims, and Credit Losses                      10             8             7            8
                                                                     ----          ----          ----         ----
Core Income Before Taxes                                               23            26            25           22
Income Taxes                                                            9            10            10            8
                                                                     ----          ----          ----         ----
Core Income                                                          $ 14          $ 16          $ 15         $ 14
                                                                     ====          ====          ====         ====

Average Assets (in billions of dollars)                               $ 3           $ 3           $ 3          $ 4
                                                                    =====         =====         =====        =====
Return on Assets                                                    1.88%         2.15%         1.99%        1.39%
                                                                    =====         =====         =====        ====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
-------------------------------------
Personal                                                            $ 0.5         $ 0.5         $ 0.6        $ 0.6
Cards                                                                 0.2           0.2           0.2          0.2
Mortgages                                                             0.2           0.2           0.2          0.2
Auto                                                                  0.3           0.3           0.3          0.3
Other                                                                 0.7           0.7           0.6          0.7
                                                                    -----         -----         -----        -----
  Total                                                             $ 1.9         $ 1.9         $ 1.9        $ 2.0
                                                                    =====         =====         =====        =====

Average Customer Deposits (in billions of dollars)                  $ 3.6         $ 3.7         $ 3.9        $ 4.2

EOP Accounts (in millions)                                            2.2           2.4           2.7          2.8
EOP Card Accounts (in millions)                                       1.5           1.6           1.7          1.8

Non-Interest Revenue as % of Total Revenues                         44.1%         44.0%         41.6%        42.6%

Net Credit Loss Ratio (1)                                           2.60%         1.66%         1.45%        2.10%

Loans 90+ Days Past Due:
  In millions of dollars                                             $ 40          $ 38          $ 34         $ 32
  %                                                                 2.16%         1.95%         1.73%        1.37%

Proprietary Mutual Funds / UIT                                        $ 8          $ 19          $ 11          $ 9
Proprietary Money Market Funds                                          -            --             1           --
                                                                    -----         -----         -----        -----
Total Proprietary Funds                                                 8            19            12            9
Third Party Funds                                                     154           118            72           36
                                                                    -----         -----         -----        -----
Mutual Fund / UIT Sales at NAV (in millions of dollars)             $ 162         $ 137          $ 84         $ 45
                                                                    =====         =====         =====        =====

Branches                                                               36            41            55           58
ATM-only locations                                                     50            53            57           65
Proprietary ATMs                                                      112           113           119          129




                                                                      4Q 2000 VS.           YTD           YTD
                                                                   4Q 1999 INCREASE/        4Q            4Q
                                                                      (DECREASE)           1999          2000
                                                                   ------------------   ------------  ------------
Total Revenues, Net of Interest Expense                               31%                 $ 337         $ 418
Adjusted Operating Expenses                                           35%                   230           289
Provision for Benefits, Claims, and Credit Losses                     --                     32            33
                                                                                    ------------  ------------
Core Income Before Taxes                                              29%                    75            96
Income Taxes                                                          14%                    29            37
                                                                                    ------------  ------------
Core Income                                                           40%                  $ 46          $ 59
                                                                                    ============  ============

Average Assets (in billions of dollars)                               33%                   $ 3           $ 3
                                                                                    ============  ============
Return on Assets                                                                          1.53%         1.97%
                                                                                    ============  ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Personal                                                              20%                 $ 0.5         $ 0.6
Cards                                                                 --                    0.2           0.2
Mortgages                                                             --                    0.2           0.2
Auto                                                                   -                    0.3           0.3
Other                                                                 17%                   0.5           0.7
                                                                                    ------------  ------------
  Total                                                               11%                 $ 1.7         $ 2.0
                                                                                    ============  ============

Average Customer Deposits (in billions of dollars)                    20%                 $ 3.6         $ 3.9

EOP Accounts (in millions)                                            33%
EOP Card Accounts (in millions)                                       29%

Non-Interest Revenue as % of Total Revenues                                               48.0%         43.1%

Net Credit Loss Ratio (1)

Loans 90+ Days Past Due:
  In millions of dollars                                             (30%)
  %

Proprietary Mutual Funds / UIT                                       (81%)                 $ 97          $ 47
Proprietary Money Market Funds                                      (100%)                    7             1
                                                                                    ------------  ------------
Total Proprietary Funds                                              (82%)                  104            48
Third Party Funds                                                    (52%)                  242           380
                                                                                    ------------  ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)              (64%)                $ 346         $ 428
                                                                                    ============  ============

Branches                                                              81%
ATM-only locations                                                    51%
Proprietary ATMs                                                      25%

                                                                     YTD 4Q 2000 VS.
                                                                  YTD 4Q 1999 INCREASE/
                                                                       (DECREASE)
                                                                  ----------------------

Total Revenues, Net of Interest Expense                                    24%
Adjusted Operating Expenses                                                26%
Provision for Benefits, Claims, and Credit Losses                          3%
Core Income Before Taxes                                                   28%
Income Taxes                                                               28%
Core Income                                                                28%

Average Assets (in billions of dollars)                                     -
Return on Assets

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Personal                                                                   20%
Cards                                                                       -
Mortgages                                                                   -
Auto                                                                        -
Other                                                                      40%
  Total                                                                    18%

Average Customer Deposits (in billions of dollars)                         8%

EOP Accounts (in millions)
EOP Card Accounts (in millions)

Non-Interest Revenue as % of Total Revenues

Net Credit Loss Ratio (1)

Loans 90+ Days Past Due:
  In millions of dollars
  %

Proprietary Mutual Funds / UIT                                            (52%)
Proprietary Money Market Funds                                            (86%)
Total Proprietary Funds                                                   (54%)
Third Party Funds                                                          57%
Mutual Fund / UIT Sales at NAV (in millions of dollars)                    24%

Branches
ATM-only locations
Proprietary ATMs



(1) The 4Q00 net credit loss ratio includes a 59 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
JAPAN
(In millions of dollars)



                                                                1Q             2Q             3Q             4Q
                                                               1999           1999           1999           1999
                                                           -------------  -------------  -------------  -------------

Total Revenues, Net of Interest Expense                            $ 84           $ 92          $ 108          $ 108
Adjusted Operating Expenses                                          47             52             65             75
Provision for Benefits, Claims, and Credit Losses                     3              3              3              3
                                                           -------------  -------------  -------------  -------------
Core Income Before Taxes                                             34             37             40             30
Income Taxes                                                         13             14             15             12
                                                           -------------  -------------  -------------  -------------
Core Income                                                        $ 21           $ 23           $ 25           $ 18
                                                           =============  =============  =============  =============

Average Assets (in billions of dollars)                             $ 4            $ 5            $ 6            $ 6
                                                           =============  =============  =============  =============
Return on Assets                                                  2.13%          1.85%          1.65%          1.19%
                                                           =============  =============  =============  =============


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Mortgages                                                         $ 0.7          $ 0.9          $ 1.2          $ 1.4
Cards                                                               0.3            0.3            0.3            0.4
Personal                                                            0.2            0.2            0.2            0.3
                                                           -------------  -------------  -------------  -------------
    Total                                                         $ 1.2          $ 1.4          $ 1.7          $ 2.1
                                                           =============  =============  =============  =============

Average Customer Deposits (in billions of dollars)               $ 10.4         $ 10.5         $ 11.7         $ 12.9

EOP Accounts (in millions)                                          1.6            1.8            1.9            2.0
EOP Card Accounts (in millions)                                     0.3            0.3            0.3            0.3

Non-Interest Revenue as % of Total Revenues                       32.3%          41.0%          45.9%          35.4%

Net Credit Loss Ratio                                             0.97%          0.90%          0.68%          0.61%

Loans 90+ Days Past Due:
    In millions of dollars                                         $ 11           $ 10           $ 11           $ 11
    %                                                             0.80%          0.68%          0.56%          0.49%

Proprietary Mutual Funds / UIT                                     $ 31           $ 59           $ 69           $ 96
Proprietary Money Market Funds                                      164            166            306            258
                                                           -------------  -------------  -------------  -------------
Total Proprietary Funds                                             195            225            375            354
Third Party Funds                                                     -              -             29             82
                                                           -------------  -------------  -------------  -------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)           $ 195          $ 225          $ 404          $ 436
                                                           =============  =============  =============  =============

Branches                                                             20             20             22             22
ATM-only locations                                                   26             28             28             24
Proprietary ATMs                                                     54             54             60             60


                                                                   1Q            2Q            3Q            4Q
                                                                  2000          2000          2000          2000
                                                              -------------  ------------  ------------  ------------

Total Revenues, Net of Interest Expense                              $ 142         $ 169         $ 170         $ 171
Adjusted Operating Expenses                                             92           103           109           113
Provision for Benefits, Claims, and Credit Losses                        5             5             6             4
                                                              -------------  ------------  ------------  ------------
Core Income Before Taxes                                                45            61            55            54
Income Taxes                                                            16            22            19            19
                                                              -------------  ------------  ------------  ------------
Core Income                                                           $ 29          $ 39          $ 36          $ 35
                                                              =============  ============  ============  ============

Average Assets (in billions of dollars)                                $ 6           $ 7           $ 7           $ 7
                                                              =============  ============  ============  ============
Return on Assets                                                     1.94%         2.24%         2.05%         1.99%
                                                              =============  ============  ============  ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Mortgages                                                            $ 1.6         $ 1.9         $ 2.1         $ 2.3
Cards                                                                  0.7           1.0           1.0           1.0
Personal                                                               0.3           0.3           0.3           0.3
                                                              -------------  ------------  ------------  ------------
    Total                                                            $ 2.6         $ 3.2         $ 3.4         $ 3.6
                                                              =============  ============  ============  ============

Average Customer Deposits (in billions of dollars)                  $ 13.1        $ 13.5        $ 13.9        $ 13.9

EOP Accounts (in millions)                                             2.6           2.7           2.7           2.8
EOP Card Accounts (in millions)                                        0.8           0.8           0.9           0.9

Non-Interest Revenue as % of Total Revenues                          46.7%         50.7%         48.0%         49.1%

Net Credit Loss Ratio                                                0.77%         0.65%         0.65%         0.48%

Loans 90+ Days Past Due:
    In millions of dollars                                            $ 10           $ 9           $ 9           $ 8
    %                                                                0.32%         0.26%         0.24%         0.22%

Proprietary Mutual Funds / UIT                                       $ 128         $ 119         $ 178          $ 75
Proprietary Money Market Funds                                         273           246           207            71
                                                              -------------  ------------  ------------  ------------
Total Proprietary Funds                                                401           365           385           146
Third Party Funds                                                      113           104            36           110
                                                              -------------  ------------  ------------  ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)              $ 514         $ 469         $ 421         $ 256
                                                              =============  ============  ============  ============

Branches                                                                22            22            22            22
ATM-only locations                                                      25            25            25            25
Proprietary ATMs                                                        61            61            61            61





                                                                   4Q 2000 VS.           YTD           YTD
                                                                 4Q 1999 INCREASE/       4Q            4Q
                                                                    (DECREASE)          1999          2000
                                                                 -----------------   ------------  ------------

Total Revenues, Net of Interest Expense                                58%                 $ 392         $ 652
Adjusted Operating Expenses                                            51%                   239           417
Provision for Benefits, Claims, and Credit Losses                      33%                    12            20
                                                                                     ------------  ------------
Core Income Before Taxes                                               80%                   141           215
Income Taxes                                                           58%                    54            76
                                                                                     ------------  ------------
Core Income                                                            94%                  $ 87         $ 139
                                                                                     ============  ============

Average Assets (in billions of dollars)                                17%                   $ 5           $ 7
                                                                                     ============  ============
Return on Assets                                                                           1.74%         1.99%
                                                                                     ============  ============


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Mortgages                                                              64%                 $ 1.1         $ 2.0
Cards                                                                  150%                  0.3         $ 0.9
Personal                                                                --                   0.2         $ 0.3
                                                                                     ------------  ------------
    Total                                                              71%                 $ 1.6         $ 3.2
                                                                                     ============  ============

Average Customer Deposits (in billions of dollars)                      8%                $ 11.4        $ 13.6

EOP Accounts (in millions)                                             40%
EOP Card Accounts (in millions)                                        200%

Non-Interest Revenue as % of Total Revenues                                                38.9%         48.7%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars                                            (27%)
    %

Proprietary Mutual Funds / UIT                                        (22%)                $ 255         $ 500
Proprietary Money Market Funds                                        (72%)                  894           797
                                                                                     ------------  ------------
Total Proprietary Funds                                               (59%)                1,149         1,297
Third Party Funds                                                      34%                   111           363
                                                                                     ------------  ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)               (41%)              $ 1,260       $ 1,660
                                                                                     ============  ============

Branches                                                               --
ATM-only locations                                                      4%
Proprietary ATMs                                                        2%




                                                                      YTD 4Q 2000 VS.
                                                                   YTD 4Q 1999 INCREASE/
                                                                        (DECREASE)
                                                                   ----------------------

Total Revenues, Net of Interest Expense                                     66%
Adjusted Operating Expenses                                                 74%
Provision for Benefits, Claims, and Credit Losses                           67%
Core Income Before Taxes                                                    52%
Income Taxes                                                                41%
Core Income                                                                 60%

Average Assets (in billions of dollars)                                     40%
Return on Assets


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
-------------------------------------
Mortgages                                                                   82%
Cards                                                                      200%
Personal                                                                    50%
    Total                                                                  100%

Average Customer Deposits (in billions of dollars)                          19%

EOP Accounts (in millions)
EOP Card Accounts (in millions)

Non-Interest Revenue as % of Total Revenues

Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars
    %

Proprietary Mutual Funds / UIT                                              96%
Proprietary Money Market Funds                                             (11%)
Total Proprietary Funds                                                     13%
Third Party Funds                                                          227%
Mutual Fund / UIT Sales at NAV (in millions of dollars)                     32%

Branches
ATM-only locations
Proprietary ATMs



Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
ASIA
(In millions of dollars)


                                                                1Q             2Q             3Q             4Q
                                                               1999           1999           1999           1999
                                                           -------------  -------------  -------------  -------------

Total Revenues, Net of Interest Expense                           $ 433          $ 450          $ 471          $ 498
Adjusted Operating Expenses                                         219            229            250            245
Provision for Benefits, Claims, and Credit Losses                    85             86             74             96
                                                           -------------  -------------  -------------  -------------
Core Income Before Taxes                                            129            135            147            157
Income Taxes                                                         48             51             55             58
                                                           -------------  -------------  -------------  -------------
Core Income                                                        $ 81           $ 84           $ 92           $ 99
                                                           =============  =============  =============  =============

Average Assets (in billions of dollars)                            $ 25           $ 25           $ 25           $ 26
                                                           =============  =============  =============  =============
Return on Assets                                                  1.31%          1.35%          1.46%          1.51%
                                                           =============  =============  =============  =============


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Mortgages                                                        $ 11.8         $ 12.1         $ 12.3         $ 12.5
Cards                                                               4.2            4.3            4.5            4.6
Auto                                                                2.1            2.2            2.2            2.2
Personal                                                            1.2            1.2            1.3            1.2
Other                                                               1.6            1.7            1.6            1.9
                                                           -------------  -------------  -------------  -------------
    Total                                                        $ 20.9         $ 21.5         $ 21.9         $ 22.4
                                                           =============  =============  =============  =============

Average Customer Deposits (in billions of dollars)               $ 29.5         $ 30.2         $ 30.7         $ 32.3

EOP Accounts (in millions)                                          6.4            6.7            7.0            7.2
EOP Card Accounts (in millions)                                     4.0            4.0            4.2            4.3

Non-Interest Revenue as % of Total Revenues                       29.1%          29.0%          27.0%          28.5%

Net Credit Loss Ratio                                             1.46%          1.36%          1.27%          1.20%

Loans 90+ Days Past Due:
    In millions of dollars                                        $ 502          $ 499          $ 439          $ 442
    %                                                             2.41%          2.27%          1.99%          1.93%

Proprietary Mutal Funds/UIT                                       $ 154          $ 141          $ 106          $ 184
Proprietary Money Market Funds                                      109             85            128            106
                                                           -------------  -------------  -------------  -------------
Total Proprietary Funds                                             263            226            234            290
Third Party Funds                                                   414            691            758            968
                                                           -------------  -------------  -------------  -------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)           $ 677          $ 917          $ 992        $ 1,258
                                                           =============  =============  =============  =============

Branches                                                             68             68             69             72
ATM-only locations                                                   62             62             63             78
Proprietary ATMs                                                    278            287            284            293



                                                                   1Q            2Q            3Q            4Q
                                                                  2000          2000          2000          2000
                                                              -------------  ------------  ------------  ------------
Total Revenues, Net of Interest Expense                              $ 541         $ 522         $ 525         $ 521
Adjusted Operating Expenses                                            244           240           233           245
Provision for Benefits, Claims, and Credit Losses                       74            62            71            66
                                                              -------------  ------------  ------------  ------------
Core Income Before Taxes                                               223           220           221           210
Income Taxes                                                            79            78            79            75
                                                              -------------  ------------  ------------  ------------
Core Income                                                          $ 144         $ 142         $ 142         $ 135
                                                              =============  ============  ============  ============

Average Assets (in billions of dollars)                               $ 27          $ 26          $ 27          $ 26
                                                              =============  ============  ============  ============
Return on Assets                                                     2.15%         2.20%         2.09%         2.07%
                                                              =============  ============  ============  ============


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Mortgages                                                           $ 12.5        $ 12.2        $ 12.0        $ 11.6
Cards                                                                  4.7           4.7           4.8           4.8
Auto                                                                   2.3           2.3           2.4           2.4
Personal                                                               1.2           1.2           1.3           1.3
Other                                                                  1.9           1.8           1.8           1.7
                                                              -------------  ------------  ------------  ------------
    Total                                                           $ 22.6        $ 22.2        $ 22.3        $ 21.8
                                                              =============  ============  ============  ============

Average Customer Deposits (in billions of dollars)                  $ 33.3        $ 33.5        $ 34.2        $ 34.2

EOP Accounts (in millions)                                             7.4           7.5           7.8           8.1
EOP Card Accounts (in millions)                                        4.5           4.6           4.7           4.9

Non-Interest Revenue as % of Total Revenues                          34.3%         31.0%         32.2%         30.5%

Net Credit Loss Ratio                                                1.24%         1.07%         1.14%         1.18%

Loans 90+ Days Past Due:
    In millions of dollars                                           $ 433         $ 396         $ 350         $ 335
    %                                                                1.92%         1.75%         1.57%         1.51%

Proprietary Mutual Funds/UIT                                         $ 115         $ 126         $ 149         $ 215
Proprietary Money Market Funds                                          67            63            49            97
                                                              -------------  ------------  ------------  ------------
Total Proprietary Funds                                                182           189           198           312
Third Party Funds                                                    1,823           825           953           970
                                                              -------------  ------------  ------------  ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)            $ 2,005       $ 1,014       $ 1,151       $ 1,282
                                                              =============  ============  ============  ============

Branches                                                                71            73            76            77
ATM-only locations                                                      79            75            74            73
Proprietary ATMs                                                       300           300           301           303



                                                                   4Q 2000 VS.           YTD           YTD
                                                                 4Q 1999 INCREASE/       4Q            4Q
                                                                    (DECREASE)          1999          2000
                                                                 -----------------   ------------  ------------

Total Revenues, Net of Interest Expense                                 5%               $ 1,852       $ 2,109
Adjusted Operating Expenses                                             -                    943           962
Provision for Benefits, Claims, and Credit Losses                     (31%)                  341           273
                                                                                     ------------  ------------
Core Income Before Taxes                                               34%                   568           874
Income Taxes                                                           29%                   212           311
                                                                                     ------------  ------------
Core Income                                                            36%                 $ 356         $ 563
                                                                                     ============  ============

Average Assets (in billions of dollars)                                 -                   $ 25          $ 27
                                                                                     ============  ============
Return on Assets                                                                           1.42%         2.09%
                                                                                     ============  ============


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Mortgages                                                              (7%)               $ 12.2        $ 12.1
Cards                                                                   4%                   4.4         $ 4.8
Auto                                                                    9%                   2.2         $ 2.4
Personal                                                                8%                   1.2         $ 1.3
Other                                                                 (11%)                  1.7         $ 1.8
                                                                                     ------------  ------------
    Total                                                              (3%)               $ 21.7        $ 22.4
                                                                                     ============  ============

Average Customer Deposits (in billions of dollars)                      6%                $ 30.7        $ 33.8

EOP Accounts (in millions)                                             13%
EOP Card Accounts (in millions)                                        14%

Non-Interest Revenue as % of Total Revenues                                                28.4%         32.0%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars                                            (24%)
    %

Proprietary Mutual Funds/UIT                                           17%                 $ 585         $ 605
Proprietary Money Market Funds                                         (8%)                  428           276
                                                                                     ------------  ------------
Total Proprietary Funds                                                 8%                 1,013           881
Third Party Funds                                                       -                  2,831         4,571
                                                                                     ------------  ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)                 2%               $ 3,844       $ 5,452
                                                                                     ============  ============

Branches                                                                7%
ATM-only locations                                                     (6%)
Proprietary ATMs                                                        3%




                                                                      YTD 4Q 2000 VS.
                                                                   YTD 4Q 1999 INCREASE/
                                                                        (DECREASE)
                                                                   ----------------------

Total Revenues, Net of Interest Expense                                     14%
Adjusted Operating Expenses                                                 2%
Provision for Benefits, Claims, and Credit Losses                          (20%)
Core Income Before Taxes                                                    54%
Income Taxes                                                                47%
Core Income                                                                 58%

Average Assets (in billions of dollars)                                     8%
Return on Assets


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
-------------------------------------
Mortgages                                                                  (1%)
Cards                                                                       9%
Auto                                                                        9%
Personal                                                                    8%
Other                                                                       6%
    Total                                                                   3%

Average Customer Deposits (in billions of dollars)                          10%

EOP Accounts (in millions)
EOP Card Accounts (in millions)

Non-Interest Revenue as % of Total Revenues

Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars
    %

Proprietary Mutual Funds/UIT                                                3%
Proprietary Money Market Funds                                             (36%)
Total Proprietary Funds                                                    (13%)
Third Party Funds                                                           61%
Mutual Fund / UIT Sales at NAV (in millions of dollars)                     42%

Branches
ATM-only locations
Proprietary ATMs



Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA
(In millions of dollars)

                                                               1Q             2Q             3Q             4Q
                                                              1999           1999           1999           1999
                                                          -------------  -------------  -------------  --------------
Total Revenues, Net of Interest Expense (1)                      $ 464          $ 496          $ 499           $ 511
Adjusted Operating Expenses                                        291            299            302             302
Provision for Benefits, Claims, and Credit Losses (1)              101            135            117              94
                                                          -------------  -------------  -------------  --------------
Core Income Before Taxes                                            72             62             80             115
Income Taxes                                                        25             21             28              33
                                                          -------------  -------------  -------------  --------------
Core Income                                                       $ 47           $ 41           $ 52            $ 82
                                                          =============  =============  =============  ==============

Average Assets (in billions of dollars)                           $ 14           $ 15           $ 14            $ 14
                                                          =============  =============  =============  ==============
Return on Assets                                                 1.36%          1.10%          1.47%           2.32%
                                                          =============  =============  =============  ==============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
-------------------------------------
Cards                                                            $ 1.8          $ 1.8          $ 1.7           $ 1.7
Mortgages                                                          2.0            1.9            2.0             2.0
Auto                                                               1.9            1.7            1.7             1.7
Personal                                                           1.6            1.6            1.8             1.8
Other                                                              0.5            1.0            0.7             0.7
                                                          -------------  -------------  -------------  --------------
  Total                                                          $ 7.8          $ 8.0          $ 7.9           $ 7.9
                                                          =============  =============  =============  ==============

Average Customer Deposits (in billions of dollars)              $ 12.9         $ 13.7         $ 13.6          $ 13.6

EOP Accounts (in millions)                                         8.5            8.1            9.0             8.8
EOP Card Accounts (in millions)                                    2.1            2.1            2.0             1.9

Non-Interest Revenue as % of Total Revenues                      30.5%          35.9%          32.7%           33.7%

Net Credit Loss Ratio (2)                                        4.74%          6.17%          5.55%           4.71%

Loans 90+ Days Past Due:
  In millions of dollars                                         $ 292          $ 346          $ 325           $ 320
  %                                                              3.75%          4.32%          4.10%           4.10%

Proprietary Mutual Funds/UIT Funds                               $ 197          $ 240          $ 204           $ 268
Proprietary Money Market Funds                                   1,075          1,200          1,165           1,087
                                                          -------------  -------------  -------------  --------------
Total Proprietary Funds                                        $ 1,272        $ 1,440        $ 1,369         $ 1,355
Third Party Funds                                                  143            232            282             278
                                                          -------------  -------------  -------------  --------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)        $ 1,415        $ 1,672        $ 1,651         $ 1,633
                                                          =============  =============  =============  ==============

Branches                                                           466            447            450             447
Consumer Finance Offices                                            43             43            104             108
ATM-only locations                                                  69             73             84              85
Proprietary ATMs                                                   649            660            745             747



                                                                   1Q             2Q            3Q            4Q
                                                                  2000           2000          2000          2000
                                                              -------------- ------------- ------------- -------------

Total Revenues, Net of Interest Expense (1)                           $ 513         $ 466         $ 436         $ 526
Adjusted Operating Expenses                                             323           327           318           339
Provision for Benefits, Claims, and Credit Losses (1)                    90            76            69           100
                                                              -------------- ------------- ------------- -------------
Core Income Before Taxes                                                100            63            49            87
Income Taxes                                                             34            22            17            18
                                                              -------------- ------------- ------------- -------------
Core Income                                                            $ 66          $ 41          $ 32          $ 69
                                                              ============== ============= ============= =============

Average Assets (in billions of dollars)                                $ 14          $ 12          $ 11          $ 11
                                                              ============== ============= ============= =============
Return on Assets                                                      1.90%         1.37%         1.16%         2.50%
                                                              ============== ============= ============= =============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Cards                                                                 $ 1.7         $ 1.7         $ 1.7         $ 1.7
Mortgages                                                               2.0           2.0           2.1           2.1
Auto                                                                    1.4           1.0           0.9           0.9
Personal                                                                1.6           1.6           1.7           1.8
Other                                                                   0.9           0.9           0.6           0.5
                                                              -------------- ------------- ------------- -------------
    Total                                                             $ 7.6         $ 7.2         $ 7.0         $ 7.0
                                                              ============== ============= ============= =============

Average Customer Deposits (in billions of dollars)                   $ 13.8        $ 13.7        $ 13.6        $ 13.5

EOP Accounts (in millions)                                              8.8           8.9           9.1           9.1
EOP Card Accounts (in millions)                                         1.9           1.9           1.9           1.9

Non-Interest Revenue as % of Total Revenues                           36.7%         37.4%         39.8%         45.9%

Net Credit Loss Ratio (2)                                             4.77%         4.25%         3.89%         5.58%

Loans 90+ Days Past Due:
    In millions of dollars                                            $ 333         $ 323         $ 319         $ 250
    %                                                                 4.58%         4.52%         4.55%         3.66%

Proprietary Mutual Funds/UIT Funds                                    $ 365         $ 208         $ 329         $ 229
Proprietary Money Market Funds                                        1,183         1,172           901           965
                                                              -------------- ------------- ------------- -------------
Total Proprietary Funds                                             $ 1,548       $ 1,380       $ 1,230       $ 1,194
Third Party Funds                                                       374           347           419           101
                                                              -------------- ------------- ------------- -------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)             $ 1,922       $ 1,727       $ 1,649       $ 1,295
                                                              ============== ============= ============= =============

Branches                                                                453           447           404           406
Consumer Finance Offices                                                111           112           113           120
ATM-only locations                                                       84            84            89            85
Proprietary ATMs                                                        749           753           730           718



                                                                    4Q 2000 VS.           YTD           YTD
                                                                 4Q 1999 INCREASE/        4Q            4Q
                                                                    (DECREASE)           1999          2000
                                                                 ------------------   ------------  ------------

Total Revenues, Net of Interest Expense (1)                             3%                $ 1,970       $ 1,941
Adjusted Operating Expenses                                             12%                 1,194         1,307
Provision for Benefits, Claims, and Credit Losses (1)                   6%                    447           335
                                                                                      ------------  ------------
Core Income Before Taxes                                               (24%)                  329           299
Income Taxes                                                           (45%)                  107            91
                                                                                      ------------  ------------
Core Income                                                            (16%)                $ 222         $ 208
                                                                                      ============  ============

Average Assets (in billions of dollars)                                (21%)                 $ 14          $ 12
                                                                                      ============  ============
Return on Assets                                                                            1.59%         1.73%
                                                                                      ============  ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Cards                                                                   --                    1.8           1.7
Mortgages                                                               5%                    2.0           2.1
Auto                                                                   (47%)                  1.8           1.1
Personal                                                                 -                    1.7           1.7
Other                                                                  (29%)                  0.7           0.7
                                                                                      ------------  ------------
    Total                                                              (11%)                $ 8.0         $ 7.3
                                                                                      ============  ============

Average Customer Deposits (in billions of dollars)                     (1%)                $ 13.5        $ 13.7

EOP Accounts (in millions)                                              3%
EOP Card Accounts (in millions)                                         --

Non-Interest Revenue as % of Total Revenues                                                 33.2%         40.0%

Net Credit Loss Ratio (2)

Loans 90+ Days Past Due:
    In millions of dollars                                             (22%)
    %

Proprietary Mutual Funds/UIT Funds                                     (15%)                $ 909       $ 1,131
Proprietary Money Market Funds                                         (11%)                4,527         4,221
                                                                                      ------------  ------------
Total Proprietary Funds                                                (12%)              $ 5,436       $ 5,352
Third Party Funds                                                      (64%)                  935         1,241
                                                                                      ------------  ------------
Mutual Fund / UIT Sales at NAV (in millions of dollars)                (21%)              $ 6,371       $ 6,593
                                                                                      ============  ============

Branches                                                               (9%)
Consumer Finance Offices                                                11%
ATM-only locations                                                       -
Proprietary ATMs                                                       (4%)





                                                                       YTD 4Q 2000 VS.
                                                                    YTD 4Q 1999 INCREASE/
                                                                         (DECREASE)
                                                                    ----------------------

Total Revenues, Net of Interest Expense (1)                                 (1%)
Adjusted Operating Expenses                                                  9%
Provision for Benefits, Claims, and Credit Losses (1)                       (25%)
Core Income Before Taxes                                                    (9%)
Income Taxes                                                                (15%)
Core Income                                                                 (6%)

Average Assets (in billions of dollars)                                     (14%)
Return on Assets

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
--------------------------------------
Cards                                                                       (6%)
Mortgages                                                                    5%
Auto                                                                        (39%)
Personal                                                                      -
Other                                                                         -
    Total                                                                   (9%)

Average Customer Deposits (in billions of dollars)                           1%

EOP Accounts (in millions)
EOP Card Accounts (in millions)

Non-Interest Revenue as % of Total Revenues

Net Credit Loss Ratio (2)

Loans 90+ Days Past Due:
    In millions of dollars
    %

Proprietary Mutual Funds/UIT Funds                                           24%
Proprietary Money Market Funds                                              (7%)
Total Proprietary Funds                                                     (2%)
Third Party Funds                                                            33%
Mutual Fund / UIT Sales at NAV (in millions of dollars)                      3%

Branches
Consumer Finance Offices
ATM-only locations
Proprietary ATMs


(1) Includes a fourth quarter 2000 year-to-date reclassification which increased both Revenues and Provision for Benefits, Claims, and Credit Losses by $26 million.

(2) The 4Q00 net credit loss ratio includes a 232 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
OTHER CONSUMER (1)
(In millions of dollars)

                                                                1Q             2Q             3Q             4Q
                                                               1999           1999           1999           1999
                                                           -------------  -------------  -------------  -------------
Total Revenues, Net of Interest Expense                            $ 49           $ 39           $ 30            $ 8
Adjusted Operating Expenses                                          66             73             44             39
Provision for Loan Losses                                             7              7              7              4
                                                           -------------  -------------  -------------  -------------
Loss Before Tax Benefits                                            (24)           (41)           (21)           (35)
Income Tax Benefits                                                  (8)           (16)            (9)           (13)
                                                           -------------  -------------  -------------  -------------
Loss                                                              $ (16)         $ (25)         $ (12)         $ (22)
                                                           =============  =============  =============  =============



                                                                   1Q            2Q            3Q            4Q
                                                                  2000          2000          2000          2000
                                                              -------------  ------------  ------------  ------------
Total Revenues, Net of Interest Expense                               $ 11         $ (11)        $ (11)          $ -
Adjusted Operating Expenses                                             56            37            31            18
Provision for Loan Losses                                                -             -             -             -
                                                              -------------  ------------  ------------  ------------
Loss Before Tax Benefits                                               (45)          (48)          (42)          (18)
Income Tax Benefits                                                    (16)          (20)          (17)           (2)
                                                              -------------  ------------  ------------  ------------
Loss                                                                 $ (29)        $ (28)        $ (25)        $ (16)
                                                              =============  ============  ============  ============



                                                                   4Q 2000 VS.           YTD           YTD
                                                                 4Q 1999 INCREASE/       4Q            4Q
                                                                    (DECREASE)          1999          2000
                                                                 -----------------   ------------  ------------
Total Revenues, Net of Interest Expense                               (100%)               $ 126         $ (11)
Adjusted Operating Expenses                                           (54%)                  222           142
Provision for Loan Losses                                             (100%)                  25             -
                                                                                     ------------  ------------
Loss Before Tax Benefits                                               49%                  (121)         (153)
Income Tax Benefits                                                    85%                   (46)          (55)
                                                                                     ------------  ------------
Loss                                                                   27%                 $ (75)        $ (98)
                                                                                     ============  ============


                                                                      YTD 4Q 2000 VS.
                                                                   YTD 4Q 1999 INCREASE/
                                                                        (DECREASE)
                                                                   ----------------------

Total Revenues, Net of Interest Expense                                     NM
Adjusted Operating Expenses                                                (36%)
Provision for Loan Losses                                                 (100%)
Loss Before Tax Benefits                                                   (26%)
Income Tax Benefits                                                        (20%)
Loss                                                                       (31%)


(1) Includes unallocated marketing, staff expenses, and certain treasury functions.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY & THE GLOBAL RELATIONSHIP BANK (SEGMENT BASIS) (In millions of dollars)



                                                 1Q            2Q             3Q             4Q
                                                1999          1999           1999           1999
                                            ------------- -------------  -------------  -------------

Revenues:
  Commissions & Fees                             $ 1,074       $ 1,082        $ 1,007        $ 1,202
  Asset Management and Administration Fees           464           499            528            533
  Investment Banking                                 705           862            861            922
  Principal Transactions                           1,342           887            627            861
  Other Income                                        25            48            (26)            (9)
                                            ------------- -------------  -------------  -------------
     Total Non-Interest Revenues                   3,610         3,378          2,997          3,509
                                            ------------- -------------  -------------  -------------
  Interest and Dividends                           5,476         5,618          5,652          5,956
  Interest Expense                                 4,625         4,684          4,838          5,156
                                            ------------- -------------  -------------  -------------
     Net Interest and Dividends                      851           934            814            800
                                            ------------- -------------  -------------  -------------
      Total Revenues, Net of Interest Expense      4,461         4,312          3,811          4,309
                                            ------------- -------------  -------------  -------------
Non-Interest Expenses:
  Compensation and Benefits                        2,259         2,159          2,017          2,035
  Communications                                     214           208            227            244
  Occupancy and Equipment                            174           169            176            172
  Floor Brokerage and Other Production               104           134            119            134
  Other Operating and Administrative Expenses        418           445            357            411
                                            ------------- -------------  -------------  -------------
      Total Non-Interest Expenses                  3,169         3,115          2,896          2,996
                                            ------------- -------------  -------------  -------------
Provision for Credit Losses                           (3)            1              6              2
                                            ------------- -------------  -------------  -------------
Core Income Before Income Taxes                    1,295         1,196            909          1,311
Provision For Income Taxes                           462           438            335            487
                                            ------------- -------------  -------------  -------------
    Core Income                                    $ 833         $ 758          $ 574          $ 824
                                            ============= =============  =============  =============

Pre-tax profit margin                              29.0%         27.7%          23.9%          30.4%
Non-Compensation Expenses as a Percent of
   Net Revenues                                    20.4%         22.2%          23.1%          22.3%



                                                    1Q            2Q           3Q            4Q
                                                   2000          2000         2000          2000
                                               -------------  ------------ ------------  ------------

Revenues:
  Commissions & Fees                                $ 1,513       $ 1,223      $ 1,200       $ 1,242
  Asset Management and Administration Fees              609           654          665           690
  Investment Banking                                  1,000           964        1,123         1,000
  Principal Transactions                              1,318         1,037        1,160           881
  Other Income                                          176           175           67            96
                                               -------------  ------------ ------------  ------------
     Total Non-Interest Revenues                      4,616         4,053        4,215         3,909
                                               -------------  ------------ ------------  ------------
  Interest and Dividends                              6,644         8,340        9,315         9,800
  Interest Expense                                    5,866         7,435        8,443         8,832
                                               -------------  ------------ ------------  ------------
     Net Interest and Dividends                         778           905          872           968
                                               -------------  ------------ ------------  ------------
      Total Revenues, Net of Interest Expense         5,394         4,958        5,087         4,877
                                               -------------  ------------ ------------  ------------
Non-Interest Expenses:
  Compensation and Benefits                           2,474         2,477        2,609         2,539
  Communications                                        252           265          281           310
  Occupancy and Equipment                               177           186          192           203
  Floor Brokerage and Other Production                  167           165          188           188
  Other Operating and Administrative Expenses           386           460          429           475
                                               -------------  ------------ ------------  ------------
      Total Non-Interest Expenses                     3,456         3,553        3,699         3,715
                                               -------------  ------------ ------------  ------------
Provision for Credit Losses                              40            52           13            56
                                               -------------  ------------ ------------  ------------
Core Income Before Income Taxes                       1,898         1,353        1,375         1,106
Provision For Income Taxes                              701           451          502           390
                                               -------------  ------------ ------------  ------------
    Core Income                                     $ 1,197         $ 902        $ 873         $ 716
                                               =============  ============ ============  ============

Pre-tax profit margin                                 35.2%         27.3%        27.0%         22.7%
Non-Compensation Expenses as a Percent of
   Net Revenues                                       18.2%         21.7%        21.4%         24.1%



                                                   4Q 2000 VS.         YTD           YTD
                                                 4Q 1999 INCREASE/      4Q           4Q
                                                   (DECREASE)          1999         2000
                                                 ----------------  ------------- ------------

Revenues:
  Commissions & Fees                                   3%               $ 4,365      $ 5,178
  Asset Management and Administration Fees             29%                2,024        2,618
  Investment Banking                                   8%                 3,350        4,087
  Principal Transactions                               2%                 3,717        4,396
  Other Income                                         NM                    38          514
                                                                   ------------- ------------
     Total Non-Interest Revenues                       11%               13,494       16,793
                                                                   ------------- ------------
  Interest and Dividends                               65%               22,702       34,099
  Interest Expense                                     71%               19,303       30,576
                                                                   ------------- ------------
     Net Interest and Dividends                        21%                3,399        3,523
                                                                   ------------- ------------
      Total Revenues, Net of Interest Expense          13%               16,893       20,316
                                                                   ------------- ------------
Non-Interest Expenses:
  Compensation and Benefits                            25%                8,470       10,099
  Communications                                       27%                  893        1,108
  Occupancy and Equipment                              18%                  691          758
  Floor Brokerage and Other Production                 40%                  491          708
  Other Operating and Administrative Expenses          16%                1,631        1,750
                                                                   ------------- ------------
      Total Non-Interest Expenses                      24%               12,176       14,423
                                                                   ------------- ------------
Provision for Credit Losses                            NM                     6          161
                                                                   ------------- ------------
Core Income Before Income Taxes                       (16%)               4,711        5,732
Provision For Income Taxes                            (20%)               1,722        2,044
                                                                   ------------- ------------
    Core Income                                       (13%)             $ 2,989      $ 3,688
                                                                   ============= ============

Pre-tax profit margin                                                     27.9%        28.2%
Non-Compensation Expenses as a Percent of
   Net Revenues                                                           21.9%        21.3%


                                                     YTD 4Q 2000 VS.
                                                    YTD 4Q 1999 INCREASE/
                                                       (DECREASE)
                                                    ------------------

Revenues:
  Commissions & Fees                                       19%
  Asset Management and Administration Fees                 29%
  Investment Banking                                       22%
  Principal Transactions                                   18%
  Other Income                                             NM
     Total Non-Interest Revenues                           24%
  Interest and Dividends                                   50%
  Interest Expense                                         58%
     Net Interest and Dividends                            4%
      Total Revenues, Net of Interest Expense              20%
Non-Interest Expenses:
  Compensation and Benefits                                19%
  Communications                                           24%
  Occupancy and Equipment                                  10%
  Floor Brokerage and Other Production                     44%
  Other Operating and Administrative Expenses              7%
      Total Non-Interest Expenses                          18%
Provision for Credit Losses                                NM
Core Income Before Income Taxes                            22%
Provision For Income Taxes                                 19%
    Core Income                                            23%

Pre-tax profit margin
Non-Compensation Expenses as a Percent of Net Revenues

NM Not meaningful.


GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY
(In millions of dollars)

                                                                  1Q             2Q             3Q            4Q
                                                                 1999           1999           1999          1999
                                                             -------------  -------------  ------------- -------------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
--------------------------------------
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed                       $ 107.4        $ 113.6        $ 113.0       $ 126.2
    Financial Consultant (FC) Managed                                26.8           29.5           31.6          43.6
                                                             -------------  -------------  ------------- -------------
      Total assets under fee-based management (1)                 $ 134.2        $ 143.1        $ 144.6       $ 169.8
                                                             =============  =============  ============= =============

Total client assets                                               $ 816.0        $ 852.1        $ 844.6       $ 965.0

PRIVATE CLIENT
--------------
Registered FC's                                                    10,918         11,032         11,086        11,333
Annualized retail gross production per FC (000)                     $ 481          $ 477          $ 465         $ 498
Domestic retail offices                                               457            467            472           476

INVESTMENT BANKING AND PUBLIC FINANCE
-------------------------------------
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
    DEBT AND EQUITY
      Global volume (2)                                       $ 103,548.2     $ 95,198.8     $ 90,408.4    $ 55,763.1
      Global market share                                            7.5%           8.0%           8.3%          6.4%
      Rank                                                              2              2              3             4

      U.S. volume (3)                                          $ 81,761.1     $ 74,748.3     $ 61,948.0    $ 36,420.2
      U.S. market share                                             13.5%          12.9%          12.3%          9.4%
      Rank                                                              2              2              3             5

    MUNICIPALS
      Volume (4)                                                $ 7,320.5      $ 5,403.1      $ 8,629.7     $ 9,649.0
      Market share                                                  12.3%           9.1%          15.5%         18.3%
      Rank                                                              1              2              1             1

CAPITAL MARKETS/RESEARCH
------------------------
Number of stocks in which markets are made                          1,305          1,296          1,305         1,335
% of S&P Groups covered by research                                   98%            98%            98%           98%

Total equity (in billions of dollars) (5)                           $ 9.6          $ 9.6          $ 9.9         $ 9.3
Return on equity (5)                                                31.4%          29.1%          21.4%         31.2%



                                                                     1Q            2Q            3Q           4Q
                                                                    2000          2000          2000         2000
                                                                -------------  ------------  ------------ ------------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
--------------------------------------
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed                          $ 133.1       $ 135.8       $ 140.2      $ 145.6
    Financial Consultant (FC) Managed                                   55.4          58.2          62.2         56.2
                                                                -------------  ------------  ------------ ------------
      Total assets under fee-based management (1)                    $ 188.5       $ 194.0       $ 202.4      $ 201.8
                                                                =============  ============  ============ ============

Total client assets                                                $ 1,032.2     $ 1,031.5     $ 1,047.3      $ 977.2

PRIVATE CLIENT
--------------
Registered FC's                                                       11,414        11,686        11,903       12,127
Annualized retail gross production per FC (000)                        $ 599         $ 498         $ 483        $ 463
Domestic retail offices                                                  482           492           503          513

INVESTMENT BANKING AND PUBLIC FINANCE
-------------------------------------
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
    DEBT AND EQUITY
      Global volume (2)                                           $ 98,017.1    $ 99,476.2    $ 84,705.5   $ 74,444.8
      Global market share                                               8.2%          9.7%          8.7%        10.7%
      Rank                                                                 2             1             2            1

      U.S. volume (3)                                             $ 71,982.4    $ 61,189.9    $ 59,003.7   $ 52,734.7
      U.S. market share                                                12.6%         13.2%         12.7%        14.0%
      Rank                                                                 2             2             2            1

    MUNICIPALS
      Volume (4)                                                   $ 4,889.2     $ 7,689.0     $ 6,220.1    $ 6,418.1
      Market share                                                     12.0%         13.9%         12.9%        11.6%
      Rank                                                                 1             1             1            2

CAPITAL MARKETS/RESEARCH
------------------------
Number of stocks in which markets are made                             1,366         1,391         1,561        1,824
% of S&P Groups covered by research                                      99%           98%           95%          98%

Total equity (in billions of dollars) (5)                              $ 9.9        $ 10.3        $ 10.7       $ 11.1
Return on equity (5)                                                   41.1%         26.2%         26.7%        25.7%



                                                                    4Q 2000 VS.         YTD          YTD
                                                                   4Q 1999 INCREASE/    4Q            4Q
                                                                    (DECREASE)         1999          2000
                                                                   --------------   ------------ -------------

CLIENT ASSETS (IN BILLIONS OF DOLLARS)
--------------------------------------
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed                             15%             $ 126.2       $ 145.6
    Financial Consultant (FC) Managed                                   29%                43.6          56.2
                                                                                    --------------------------
      Total assets under fee-based management (1)                       19%             $ 169.8       $ 201.8
                                                                                    ==========================

Total client assets                                                     1%              $ 965.0       $ 977.2

PRIVATE CLIENT
--------------
Registered FC's                                                         7%               11,333        12,127
Annualized retail gross production per FC (000)                        (7%)               $ 481         $ 510
Domestic retail offices                                                 8%                  476           513

INVESTMENT BANKING AND PUBLIC FINANCE
----------------------------------------
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
    DEBT AND EQUITY
      Global volume (2)                                                 34%         $ 344,918.5   $ 356,643.6
      Global market share                                                                  7.6%         10.5%
      Rank                                                                                    2             2

      U.S. volume (3)                                                   45%         $ 254,877.6   $ 244,910.7
      U.S. market share                                                                   12.3%         13.0%
      Rank                                                                                    2             2

    MUNICIPALS
      Volume (4)                                                       (33%)         $ 31,002.3    $ 25,216.4
      Market share                                                                        13.6%         12.6%
      Rank                                                                                    1             1

CAPITAL MARKETS/RESEARCH
------------------------
Number of stocks in which markets are made                              37%               1,335         1,824
% of S&P Groups covered by research                                                         98%           98%

Total equity (in billions of dollars) (5)                               19%               $ 9.3        $ 11.1
Return on equity (5)                                                                      28.2%         29.7%




                                                                      YTD 4Q 2000 VS.
                                                                     YTD 4Q 1999 INCREASE/
                                                                         (DECREASE)
                                                                     -------------------


CLIENT ASSETS (IN BILLIONS OF DOLLARS)
-------------------------------------
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed                                 15%
    Financial Consultant (FC) Managed                                       29%
      Total assets under fee-based management (1)                           19%

Total client assets                                                          1%

PRIVATE CLIENT
--------------
Registered FC's                                                              7%
Annualized retail gross production per FC (000)                              6%
Domestic retail offices                                                      8%

INVESTMENT BANKING AND PUBLIC FINANCE
----------------------------------------
UNDERWRITING (FULL CREDIT TO BOOK MGR.):
    DEBT AND EQUITY
      Global volume (2)                                                      3%
      Global market share
      Rank

      U.S. volume (3)                                                       (4%)
      U.S. market share
      Rank

    MUNICIPALS
      Volume (4)                                                           (19%)
      Market share
      Rank

CAPITAL MARKETS/RESEARCH
------------------------
Number of stocks in which markets are made                                  37%
% of S&P Groups covered by research

Total equity (in billions of dollars) (5)                                   19%
Return on equity (5)



(1)      Includes certain assets jointly managed with SSB Citi Asset Management.

(2) Includes all non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt.

(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

(4)      Total long term excluding private placement.

(5) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

         Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
EMERGING MARKETS CORPORATE BANKING
(In millions of dollars)



                                                                1Q             2Q             3Q             4Q
                                                               1999           1999           1999           1999
                                                           -------------  -------------  -------------  -------------
Total Revenues, Net of Interest Expense                         $ 1,142        $ 1,093        $ 1,057        $ 1,055
Adjusted Operating Expenses                                         520            523            535            546
Provision for Loan Losses                                           115            110             32             90
                                                           -------------  -------------  -------------  -------------
Core Income Before Taxes and Minority Interest                      507            460            490            419
Income Taxes                                                        192            174            185            157
Minority Interest, Net of Tax                                         1              2              1              2
                                                           -------------  -------------  -------------  -------------
Core Income                                                       $ 314          $ 284          $ 304          $ 260
                                                           =============  =============  =============  =============
Average Assets (in billions of dollars)                            $ 80           $ 83           $ 82           $ 82
                                                           =============  =============  =============  =============
Return on Assets                                                  1.59%          1.37%          1.47%          1.26%
                                                           =============  =============  =============  =============


                                                                   1Q            2Q            3Q            4Q
                                                                  2000          2000          2000          2000
                                                              -------------  ------------  ------------  ------------

Total Revenues, Net of Interest Expense                            $ 1,239       $ 1,272       $ 1,263       $ 1,304
Adjusted Operating Expenses                                            536           604           598           594
Provision for Loan Losses                                               84            79            22             -
                                                              -------------  ------------  ------------  ------------
Core Income Before Taxes and Minority Interest                         619           589           643           710
Income Taxes                                                           225           215           233           255
Minority Interest, Net of Tax                                            2             4            10             7
                                                              -------------  ------------  ------------  ------------
Core Income                                                          $ 392         $ 370         $ 400         $ 448
                                                              =============  ============  ============  ============
Average Assets (in billions of dollars)                               $ 83          $ 87          $ 93          $ 96
                                                              =============  ============  ============  ============
Return on Assets                                                     1.90%         1.71%         1.71%         1.86%
                                                              =============  ============  ============  ============


                                                                   4Q 2000 VS.           YTD           YTD
                                                                 4Q 1999 INCREASE/       4Q            4Q
                                                                    (DECREASE)          1999          2000
                                                                 -----------------   ------------  ------------

Total Revenues, Net of Interest Expense                                24%               $ 4,347       $ 5,078
Adjusted Operating Expenses                                             9%                 2,124         2,332
Provision for Loan Losses                                             (100%)                 347           185
                                                                                     ------------  ------------
Core Income Before Taxes and Minority Interest                         69%                 1,876         2,561
Income Taxes                                                           62%                   708           928
Minority Interest, Net of Tax                                          250%                    6            23
                                                                                     ------------  ------------
Core Income                                                            72%               $ 1,162       $ 1,610
                                                                                     ============  ============
Average Assets (in billions of dollars)                                17%                  $ 82          $ 90
                                                                                     ============  ============
Return on Assets                                                                           1.42%         1.79%
                                                                                     ============  ============



                                                                      YTD 4Q 2000 VS.
                                                                   YTD 4Q 1999 INCREASE/
                                                                        (DECREASE)
                                                                   ----------------------
Total Revenues, Net of Interest Expense                                     17%
Adjusted Operating Expenses                                                 10%
Provision for Loan Losses                                                  (47%)
Core Income Before Taxes and Minority Interest                              37%
Income Taxes                                                                31%
Minority Interest, Net of Tax                                              283%
Core Income                                                                 39%
Average Assets (in billions of dollars)                                     10%
Return on Assets


GLOBAL CORPORATE AND INVESTMENT BANK
TRAVELERS PROPERTY CASUALTY - COMMERCIAL LINES
(In millions of dollars)

                                                        1Q           2Q           3Q           4Q           1Q
                                                       1999         1999         1999         1999         2000
                                                     --------     --------     --------     --------     --------
Total Revenues, Net of Interest Expense*             $  1,534     $  1,558     $  1,578     $  1,595     $  1,568
Total Operating Expenses                                  376          372          288          397          347
Claims and Claim Adjustment Expenses                      865          873          877          889          842
                                                     --------     --------     --------     --------     --------
Core Income Before Taxes and Minority Interest            293          313          413          309          379
Income Taxes                                               68           73          109           72           97
Minority Interest, Net of Tax                              36           39           49           37           42
                                                     --------     --------     --------     --------     --------
Core Income (1)                                      $    189     $    201     $    255     $    200     $    240
                                                     ========     ========     ========     ========     ========



NET WRITTEN PREMIUMS BY MARKET: (2)
-----------------------------------
Commercial accounts                                  $  443.6     $  440.1     $  469.9     $  462.7     $  487.4
Select accounts                                         372.3        393.4        355.4        373.0        387.3
Specialty accounts                                      148.2        159.8        158.4        143.1        180.5
National accounts                                       149.9        101.4        148.8         88.3         92.0
                                                     --------     --------     --------     --------     --------
  Total net written premiums (a)                     $1,114.0     $1,094.7     $1,132.5     $1,067.1     $1,147.2
                                                     ========     ========     ========     ========     ========

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums (b)                                  $1,072.7     $1,100.8     $1,110.3     $1,090.7     $1,079.0

Losses and loss adjustment expenses (3)(c)              817.5        827.2        928.8        832.2        792.7
Other underwriting expenses (d)                         317.9        333.8        349.8        350.6        320.4
                                                     --------     --------     --------     --------     --------
  Total deductions                                    1,135.4      1,161.0      1,278.6      1,182.8      1,113.1
                                                     --------     --------     --------     --------     --------
Statutory underwriting loss                          $  (62.7)    $  (60.2)    $ (168.3)    $  (92.1)    $  (34.1)
                                                     ========     ========     ========     ========     ========

STATUTORY COMBINED RATIO: (2), (3), (4)
---------------------------------------
Loss and loss adjustment expense ratio (c/b)             76.2%        75.1%        83.7%        76.3%        73.5%
Other underwriting expense ratio (d/a)                   28.5%        30.5%        30.9%        32.9%        27.9%
                                                     --------     --------     --------     --------     --------
  Combined ratio                                        104.7%       105.6%       114.6%       109.2%       101.4%
                                                     ========     ========     ========     ========     ========

Net investment income (pre-tax)                      $  412.6     $  410.5     $  420.2     $  445.4     $  435.9
Effective tax rate on net investment income              26.6%        26.5%        26.7%        27.1%        26.9%
Catastrophe losses, net of reinsurance (after-tax)   $     --     $    9.9     $    17.4    $     --     $     --


                                                                                                  4Q 2000 VS.
                                                        2Q           3Q           4Q           4Q 1999 INCREASE/
                                                       2000         2000         2000              (DECREASE)
                                                     --------     --------     --------        -----------------
Total Revenues, Net of Interest Expense*             $  1,626     $  1,747     $  1,759                10%
Total Operating Expenses                                  353          322          424                7%
Claims and Claim Adjustment Expenses                      903          993        1,002                13%
                                                     --------     --------     --------
Core Income Before Taxes and Minority Interest            370          432          333                8%
Income Taxes                                               95          117           83                15%
Minority Interest, Net of Tax                               8           --           --              (100%)
                                                     --------     --------     --------
Core Income (1)                                      $    267     $    315     $    250                25%
                                                     ========     ========     ========



NET WRITTEN PREMIUMS BY MARKET: (2)
-----------------------------------
Commercial accounts                                  $  457.4     $  563.1     $  591.0                28%
Select accounts                                         406.8        382.4        398.9                7%
Specialty accounts                                      310.0        274.3        239.1                67%
National accounts                                        58.5        131.4         70.4               (20%)
                                                     --------     --------     --------
  Total net written premiums (a)                     $1,232.7     $1,351.2     $1,299.4                22%
                                                     ========     ========     ========

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums (b)                                  $1,120.5     $1,232.5     $1,239.4                14%

Losses and loss adjustment expenses (3)(c)              854.7        960.3        943.1               13%
Other underwriting expenses (d)                         373.3        350.5        355.3               1%
                                                     --------     --------     --------
  Total deductions                                    1,228.0      1,310.8      1,298.4               10%
                                                     --------     --------     --------
Statutory underwriting loss                          $ (107.5)    $  (78.3)    $  (59.0)              36%
                                                     ========     ========     ========

STATUTORY COMBINED RATIO: (2), (3), (4)
---------------------------------------
Loss and loss adjustment expense ratio (c/b)             76.3%        77.9%        76.1%
Other underwriting expense ratio (d/a)                   30.3%        25.9%        27.3%
                                                     --------     --------     --------
  Combined ratio                                        106.6%       103.8%       103.4%
                                                     ========     ========     ========

Net investment income (pre-tax)                      $  439.1     $  418.5     $  420.4               (6%)
Effective tax rate on net investment income              26.9%        26.6%        26.6%
Catastrophe losses, net of reinsurance (after-tax)   $     --     $     --     $     --                --


                                                         YTD           YTD           YTD 4Q 2000 VS.
                                                         4Q            4Q         YTD 4Q 1999 INCREASE/
                                                        1999          2000             (DECREASE)
                                                     --------     --------        ---------------------
Total Revenues, Net of Interest Expense*             $  6,265     $  6,700                  7%
Total Operating Expenses                                1,433        1,446                  1%
Claims and Claim Adjustment Expenses                    3,504        3,740                  7%
                                                     --------     --------
Core Income Before Taxes and Minority Interest          1,328        1,514                  14%
Income Taxes                                              322          392                  22%
Minority Interest, Net of Tax                             161           50                 (69%)
                                                     --------     --------
Core Income (1)                                      $    845     $  1,072                  27%
                                                     ========     ========


NET WRITTEN PREMIUMS BY MARKET: (2)
-----------------------------------
Commercial accounts                                  $1,816.3     $2,098.9                  16%
Select accounts                                       1,494.1      1,575.4                  5%
Specialty accounts                                      609.5      1,003.9                  65%
National accounts                                       488.4        352.3                 (28%)
                                                     --------     --------
  Total net written premiums (a)                     $4,408.3     $5,030.5                  14%
                                                     ========     ========

STATUTORY RATIO DEVELOPMENT:
----------------------------
Earned premiums (b)                                  $4,374.5     $4,671.4                  7%

Losses and loss adjustment expenses (3)(c)            3,405.7      3,550.8                  4%
Other underwriting expenses (d)                       1,352.1      1,399.5                  4%
                                                     --------     --------
  Total deductions                                    4,757.8      4,950.3                  4%
                                                     --------     --------
Statutory underwriting loss                          $ (383.3)    $ (278.9)                 27%
                                                     ========     ========

STATUTORY COMBINED RATIO: (2), (3), (4)
---------------------------------------
Loss and loss adjustment expense ratio (c/b)             77.9%        76.0%
Other underwriting expense ratio (d/a)                   30.7%        27.8%
                                                     --------     --------
  Combined ratio                                        108.6%       103.8%
                                                     ========     ========

Net investment income (pre-tax)                      $1,688.7     $1,713.9                  1%
Effective tax rate on net investment income              26.7%        26.8%
Catastrophe losses, net of reinsurance (after-tax)   $   27.3     $     --                  NM


(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.
(2) The 2000 second quarter and full year net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 76.3%, 29.1% and 105.4%, respectively, and for the 2000 full year were 76.0%, 27.5% and 103.5%, respectively.
(3) The 1999 third quarter and full year include the effects of a settlement of an asbestos liability, which increased losses and loss adjustment expenses, for statutory purposes only, by $105.2 million. Excluding this transaction, the statutory loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 1999 third quarter were 74.2%, 30.9% and 105.1%, respectively, and for the 1999 full year were 75.4%, 30.7% and 106.1%, respectively.
(4)   Before policyholder dividends.

* Excludes realized gains on investments

NM - Not meaningful

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
SSB CITI ASSET MANAGEMENT GROUP AND GLOBAL RETIREMENT SERVICES
(In millions of dollars)

                                                                      1Q        2Q        3Q        4Q
                                                                     1999      1999      1999      1999
                                                                    ------    ------    ------    ------
Revenues:
  Investment advisory, admin. & distribution fees                   $  341    $  339    $  345    $  388
  Unit Investment Trust revenues - net                                   9        10        21         8
  Other revenues, net interest expense                                   6         9         5        13
                                                                    ------    ------    ------    ------
     Total revenues                                                    356       358       371       409
                                                                    ------    ------    ------    ------
Expenses:
  Employee compensation and benefits                                   107       100       111       124
  Mutual fund commission expense                                        30        28        34        28
  Other expenses                                                        85        90        86       126
                                                                    ------    ------    ------    ------
     Total expenses                                                    222       218       231       278
                                                                    ------    ------    ------    ------
Core income before income taxes                                        134       140       140       131
Provision for income taxes                                              53        55        56        53
                                                                    ------    ------    ------    ------
Core income                                                         $   81    $   85    $   84    $   78
                                                                    ======    ======    ======    ======

Pre-tax profit margin                                                 37.5%     39.2%     37.8%     31.9%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
-----------------------------------------------------------------
Money market and institutional liquidity funds:
  Retail                                                            $ 70.7    $ 69.8     $71.1    $74.6
  Institutional                                                       16.9      15.2      16.6     18.9
                                                                    ------    ------    ------    ------
     Total money market and institutional liquidity funds             87.6      85.0      87.7     93.5
                                                                    ------    ------    ------    ------

Long-term mutual funds:
  Equity / Balanced                                                   43.8      45.7      44.7     50.4
  Taxable Fixed Income                                                29.1      30.1      28.4     22.5
  Tax Exempt Fixed Income                                             10.9      10.2       9.7      8.8
  Annuities                                                            4.1       4.5       4.6      5.4
                                                                    ------    ------    ------    ------
     Total long-term mutual funds                                     87.9      90.5      87.4      87.1
                                                                    ------    ------    ------    ------
Managed accounts:
  Private client                                                      43.2      46.3      47.5      51.1
  Institutional                                                       91.4      95.6      96.2     100.0
  Emerging Markets Pension Administration                                -         -         -         -
                                                                    ------    ------    ------    ------
     Total managed accounts                                          134.6     141.9     143.7     151.1
                                                                    ------    ------    ------    ------

Unit Investment Trusts held in client accounts                        12.8      12.9      12.3      12.9
                                                                    ------    ------    ------    ------
Alternative Investment Strategies                                     28.1      30.0      32.6      32.7
                                                                    ------    ------    ------    ------
Total assets under management (1)                                   $351.0    $360.3    $363.7    $377.3
                                                                    ======    ======    ======    ======

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
----------------------------------------------------------------
Retail                                                              $210.9    $215.4    $214.8    $222.6
Emerging Markets Pension Administration                                 --        --        --        --
Institutional (including Alternate Investment Strategies)            140.1     144.9     148.9     154.7
                                                                    ------    ------    ------    ------
  Total assets under management                                     $351.0    $360.3    $363.7    $377.3
                                                                    ======    ======    ======    ======

Number of Morningstar 4- and 5-star funds                               22        17        20        20

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
----------------------------------------------------
Emerging Markets Pension Administration -
  Assets Under Management (2)                                       $ 10.6    $ 11.5    $ 11.8    $ 12.3
  Number of Participants / Affiliates (in millions)                    5.2       5.3       5.5       5.7
CitiStreet Joint Venture - Assets Under Administration                  --        --        --        --

                                                                      1Q          2Q        3Q         4Q
                                                                     2000        2000      2000       2000
                                                                    -------    -------    ------    -------
Revenues:
  Investment advisory, admin. & distribution fees                   $   413    $   469    $  472    $   486
  Unit Investment Trust revenues - net                                   12          7        16          4
  Other revenues, net interest expense                                   11          3         3         (3)
                                                                    -------    -------    ------    -------
     Total revenues                                                     436        479       491        487
                                                                    -------    -------    ------    -------
Expenses:
  Employee compensation and benefits                                    135        144       150        166
  Mutual fund commission expense                                         29         34        26         29
  Other expenses                                                        114        148       153        158
                                                                    -------    -------    ------    -------
     Total expenses                                                     278        326       329        353
                                                                    -------    -------    ------    -------
Core income before income taxes                                         158        153       162        134
Provision for income taxes                                               63         61        66         56
                                                                    -------    -------    ------    -------
Core income                                                         $    95    $    92    $   96    $    78
                                                                    =======    =======    ======    =======
Pre-tax profit margin                                                  36.3%      31.9%     33.0%      27.5%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
-----------------------------------------------------------------
Money market and institutional liquidity funds:
  Retail                                                            $  83.2    $  79.3    $ 83.7    $  87.5
  Institutional                                                        17.0       18.2      20.0       23.6
                                                                    -------    -------    ------    -------
     Total money market and institutional liquidity funds             100.2       97.5     103.7      111.1
                                                                    -------    -------    ------    -------

Long-term mutual funds:
  Equity / Balanced                                                    53.4       53.2      54.5       52.4
  Taxable Fixed Income                                                 21.4       21.6      20.0       19.2
  Tax Exempt Fixed Income                                               8.5        8.3       8.5        8.9
  Annuities                                                             5.8        5.8       6.1        6.0
                                                                    -------    -------    ------    -------
     Total long-term mutual funds                                      89.1       88.9      89.1       86.5
                                                                    -------    -------    ------    -------
Managed accounts:
  Private client                                                       54.4       55.5      59.5       61.2
  Institutional                                                        97.8       96.7      94.0       91.7
  Emerging Markets Pension Administration                               1.1        4.5       4.9        5.4
                                                                    -------    -------    ------    -------
     Total managed accounts                                           153.3      156.7     158.4      158.3
                                                                    -------    -------    ------    -------

Unit Investment Trusts held in client accounts                         12.3       11.2      10.9        9.4
                                                                    -------    -------    ------    -------

Alternative Investment Strategies                                      33.0       34.3      34.4       35.8
                                                                    -------    -------    ------    -------

Total assets under management (1)                                   $ 387.9    $ 388.6    $396.5    $ 401.1
                                                                    =======    =======    ======    =======

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
----------------------------------------------------------------
Retail                                                              $ 236.2    $ 231.2    $240.6    $ 242.2
Emerging Markets Pension Administration                                 1.1        4.5       4.9        5.4
Institutional (including Alternate Investment Strategies)             150.6      152.9     151.0      153.5
                                                                    -------    -------    ------    -------
  Total assets under management                                     $ 387.9    $ 388.6    $396.5    $ 401.1
                                                                    =======    =======    ======    =======

Number of Morningstar 4- and 5-star funds                                20         19        22         22

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
---------------------------------------------------
Emerging Markets Pension Administration -
  Assets Under Management (2)                                       $  13.9    $  13.7    $ 13.8    $  14.3
  Number of Participants / Affiliates (in millions)                     5.9        6.1       6.2        6.5
CitiStreet Joint Venture - Assets Under Administration                   --      189.2     196.4      180.7

                                                                    4Q 2000 VS.       YTD             YTD         YTD 4Q 2000 VS.
                                                                 4Q 1999 INCREASE/     4Q              4Q      YTD 4Q 1999 INCREASE/
                                                                    (DECREASE)        1999            2000          (DECREASE)
                                                                 ----------------    ------          ------    ---------------------
Revenues:
  Investment advisory, admin. & distribution fees                       25%          $1,413          $1,840             30%
  Unit Investment Trust revenues - net                                 (50%)             48              39            (19%)
  Other revenues, net interest expense                                  NM               33              14            (58%)
                                                                                     ------          ------
     Total revenues                                                     19%           1,494           1,893             27%
                                                                                     ------          ------
Expenses:
  Employee compensation and benefits                                    34%             442             595             35%
  Mutual fund commission expense                                         4%             120             118             (2%)
  Other expenses                                                        25%             387             573             48%
                                                                                     ------          ------
     Total expenses                                                     27%             949           1,286             36%
                                                                                     ------          ------
Core income before income taxes                                          2%             545             607             11%
Provision for income taxes                                               6%             217             246             13%
                                                                                     ------          ------
Core income                                                             --           $  328          $  361             10%
                                                                                     ======          ======

Pre-tax profit margin                                                                   0.0%           0.0%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
  Retail                                                                17%
  Institutional                                                         25%

     Total money market and institutional liquidity funds               19%


Long-term mutual funds:
  Equity / Balanced                                                      4%
  Taxable Fixed Income                                                 (15%)
  Tax Exempt Fixed Income                                               1%
  Annuities                                                             11%

     Total long-term mutual funds                                      (1%)

Managed accounts:
  Private client                                                        20%
  Institutional                                                        (8%)
  Emerging Markets Pension Administration                               NM

     Total managed accounts                                              5%


Unit Investment Trusts held in client accounts                         (27%)


Alternative Investment Strategies                                        9%

Total assets under management (1)                                        6%


ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
----------------------------------------------------------------
Retail                                                                  9%
Emerging Markets Pension Administration                                NM
Institutional (including Alternate Investment Strategies)              (1%)

  Total assets under management                                         6%


Number of Morningstar 4- and 5-star funds                              10%

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
----------------------------------------------------
Emerging Markets Pension Administration -
  Assets Under Management (2)                                          16%
  Number of Participants / Affiliates (in millions)                    14%
CitiStreet Joint Venture - Assets Under Administration                 NM



(1) Includes $29, $35, $36 and $31 billion for the 1999 first, second, third and fourth quarters, respectively, and $31 billion for the 2000 first, second and third quarters, and $30 billion for the fourth quarter for Global Private Bank clients.
(2) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
GLOBAL PRIVATE BANK
(In millions of dollars)

                                                      1Q         2Q         3Q          4Q
                                                     1999       1999       1999        1999
                                                    -------    -------    -------    -------
Total Revenues, Net of Interest Expense             $   274    $   301    $   305    $   332
Adjusted Operating Expenses                             179        186        190        215
Provision for Loan Losses                                 8          2          2         --
                                                    -------    -------    -------    -------
Core Income Before Taxes                                 87        113        113        117
Income Taxes                                             32         42         43         44
                                                    -------    -------    -------    -------
Core Income                                         $    55    $    71    $    70    $    73
                                                    =======    =======    =======    =======

Average Assets (in billions of dollars)             $    18    $    19    $    21    $    23
                                                    =======    =======    =======    =======
Return on Assets                                       1.24%      1.50%      1.32%      1.26%
                                                    =======    =======    =======    =======
Client Business Volumes (in billions of dollars)    $   119    $   125    $   128    $   140
                                                    =======    =======    =======    =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
-------------------------------------------------
  Proprietary Managed Assets                        $    28    $    28    $    28    $    30
  Other Assets under Fee based Management                 2          2          2          2
  Banking and Fiduciary Deposits                         27         27         27         27
  Loans                                                  17         20         23         24
  Other, Principally Custody Accounts                    45         48         48         57
                                                    -------    -------    -------    -------
     Total Client Business Volumes                  $   119    $   125    $   128    $   140
                                                    =======    =======    =======    =======

REVENUES:
---------
Customer Revenues
  Net Interest Spread and Recurring
     Fee Based Revenues                             $   197    $   200    $   205    $   224
  Transaction Revenues                                   39         57         62         69
                                                    -------    -------    -------    -------
     Total Customer Revenues                            236        257        267        293
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                 38         44         38         39
                                                    -------    -------    -------    -------
     Total Revenues                                 $   274    $   301    $   305    $   332
                                                    =======    =======    =======    =======

              United States                         $   101    $   109    $   107    $   112
              International                             173        192        198        220
                                                    -------    -------    -------    -------
                                                    $   274    $   301    $   305    $   332
                                                    =======    =======    =======    =======

Net Credit Loss Ratio (1)                              0.18%      0.05%      0.05%      0.13%
Loans 90+ Days Past Due:
  In Millions of Dollars                            $   191    $   162    $   145    $   120
  Delinquency Ratio (% of EOP Loans)                   1.10%      0.88%      0.69%      0.54%

                                                      1Q          2Q        3Q           4Q
                                                     2000        2000      2000         2000
                                                    -------    -------    -------     -------
Total Revenues, Net of Interest Expense             $   362    $   338    $   337     $   369
Adjusted Operating Expenses                             213        210        214         233
Provision for Loan Losses                                22          3         (3)          2
                                                    -------    -------    -------     -------
Core Income Before Taxes                                127        125        126         134
Income Taxes                                             47         46         46          49
                                                    -------    -------    -------     -------
Core Income                                         $    80    $    79    $    80     $    85
                                                    =======    =======    =======     =======

Average Assets (in billions of dollars)             $    23    $    25    $    26     $    27
                                                    =======    =======    =======     =======
Return on Assets                                       1.40%      1.27%      1.22%       1.25%
                                                    =======    =======    =======     =======
Client Business Volumes (in billions of dollars)    $   144    $   149    $   154     $   153
                                                    =======    =======    =======     =======


CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
-------------------------------------------------
  Proprietary Managed Assets                        $    30    $    31    $    32     $    32
  Other Assets under Fee based Management                 4          4          4           4
  Banking and Fiduciary Deposits                         28         28         28          31
  Loans                                                  25         27         27          28
  Other, Principally Custody Accounts                    57         59         63          58
                                                    -------    -------    -------     -------
     Total Client Business Volumes                  $   144    $   149    $   154     $   153
                                                    =======    =======    =======     =======

REVENUES:
---------
Customer Revenues
  Net Interest Spread and Recurring
     Fee Based Revenues                             $   229    $   237    $   239     $   252
  Transaction Revenues                                   84         65         63          74
                                                    -------    -------    -------     -------
     Total Customer Revenues                            313        302        302         326
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                 49         36         35          43
                                                    -------    -------    -------     -------
     Total Revenues                                 $   362    $   338    $   337     $   369
                                                    =======    =======    =======     =======
              United States                         $   121    $   120    $   124     $   128
              International                             241        218        213         241
                                                    -------    -------    -------     -------
                                                    $   362    $   338    $   337     $   369
                                                    =======    =======    =======     =======

Net Credit Loss Ratio (1)                              0.18%      0.05%      0.03%       0.13%
Loans 90+ Days Past Due:
  In Millions of Dollars                            $    87    $    78    $    90     $    61
  Delinquency Ratio (% of EOP Loans)                   0.37%      0.32%      0.36%       0.23%

                                                  4Q 2000 VS.          YTD           YTD         YTD 4Q 2000 VS.
                                               4Q 1999 INCREASE/       4Q            4Q       YTD 4Q 1999 INCREASE/
                                                  (DECREASE)          1999           2000          (DECREASE)
                                               -----------------    -------        -------    ---------------------
Total Revenues, Net of Interest Expense               11%           $ 1,212        $ 1,406             16%
Adjusted Operating Expenses                            8%               770            870             13%
Provision for Loan Losses                             NM                 12             24            100%
                                                                    -------        -------
Core Income Before Taxes                              15%               430            512             19%
Income Taxes                                          11%               161            188             17%
                                                                    -------        -------
Core Income                                           16%           $   269        $   324             20%
                                                                    =======        =======

Average Assets (in billions of dollars)               17%           $    20        $    25             25%
                                                                    =======        =======
Return on Assets                                                       1.35%          1.30%

Client Business Volumes (in billions of dollars)       9%


CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
-------------------------------------------------
  Proprietary Managed Assets                            7%
  Other Assets under Fee based Management              100%
  Banking and Fiduciary Deposits                        15%
  Loans                                                 17%
  Other, Principally Custody Accounts                    2%

     Total Client Business Volumes                       9%


REVENUES:
---------
Customer Revenues
  Net Interest Spread and Recurring
     Fee Based Revenues                                 13%         $   826        $   957             16%
  Transaction Revenues                                   7%             227            286             26%
                                                                    -------        -------
     Total Customer Revenues                            11%           1,053          1,243             18%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                10%             159            163              3%
                                                                    -------        -------
     Total Revenues                                     11%         $ 1,212        $ 1,406             16%
                                                                    =======        =======
              United States                             14%         $   429        $   493             15%
              International                             10%             783            913             17%
                                                                    -------        -------
                                                        11%         $ 1,212        $ 1,406             16%
                                                                    =======        =======

Net Credit Loss Ratio (1)
Loans 90+ Days Past Due:
  In Millions of Dollars                              (49%)
  Delinquency Ratio (% of EOP Loans)


(1) The net credit loss ratio increased 8 basis points in the 2000 fourth quarter due to ICERC mandated write-offs.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

ASSOCIATES
(In millions of dollars)

                                                                 1Q            2Q            3Q            4Q
                                                                1999          1999          1999          1999
                                                             ----------    ----------    ----------    ----------
Adjusted Revenues, Net of Interest Expense                   $    2,138    $    2,199    $    2,187    $    2,403
Adjusted Operating Expenses                                         944           979           948         1,004
Adjusted Provision for Benefits, Claims, and Credit Losses          697           668           670           775
                                                             ----------    ----------    ----------    ----------
Core Income Before Taxes                                            497           552           569           624
Income Taxes                                                        188           208           214           230
                                                             ----------    ----------    ----------    ----------
Core Income (1)                                              $      309    $      344    $      355    $      394
                                                             ==========    ==========    ==========    ==========
Managed Average Assets (in billions of dollars)              $       86    $       88    $       90    $       93
                                                             ==========    ==========    ==========    ==========
Return on Managed Assets                                           1.46%         1.57%         1.56%         1.68%
                                                             ==========    ==========    ==========    ==========

Net interest margin (% of average managed assets)                  8.88%         8.65%         8.82%         8.63%
Efficiency ratio                                                   47.8%         46.4%         44.7%         43.7%

MANAGED BASIS
-------------
  End of period assets                                       $ 88,270.2    $ 92,018.1    $ 93,022.2    $ 95,701.5
  Average loans                                              $ 73,621.2    $ 74,728.3    $ 77,346.6    $ 79,837.1

End of Period Managed Receivables (2)                        $ 73,807.2    $ 76,096.2    $ 79,313.4    $ 80,805.1

NET CREDIT LOSSES (as a % of Average Managed Loans) (2)            3.04%         2.74%         2.62%         2.93%
------------------------------------------------------

                                                                 1Q            2Q             3Q              4Q
                                                                2000          2000           2000            2000
                                                             ----------    -----------    -----------    -----------
Adjusted Revenues, Net of Interest Expense                   $    2,338    $     2,422    $     2,645    $     2,925
Adjusted Operating Expenses                                       1,016          1,048          1,107          1,197
Adjusted Provision for Benefits, Claims, and Credit Losses          786            840            900          1,291
                                                             ----------    -----------    -----------    -----------
Core Income Before Taxes                                            536            534            638            437
Income Taxes                                                        198            199            219            148
                                                             ----------    -----------    -----------    -----------

Core Income (1)                                              $      338    $       335    $       419    $       289
                                                             ==========    ===========    ===========    ===========
Managed Average Assets (in billions of dollars)              $       97    $       100    $       104    $       109
                                                             ==========    ===========    ===========    ===========
Return on Managed Assets                                           1.40%          1.35%          1.60%          1.05%
                                                             ==========    ===========    ===========    ===========

Net interest margin (% of average managed assets)                  9.14%          9.49%          9.47%          9.11%
Efficiency ratio                                                   46.3%          45.3%          44.3%          40.9%

MANAGED BASIS
-------------
  End of period assets                                       $ 98,815.9    $ 101,428.4    $ 108,029.1    $ 110,333.7
  Average loans                                              $ 82,077.1    $  84,813.9    $  88,442.6    $  92,780.1

End of Period Managed Receivables (2)                        $ 83,402.9    $  86,668.0    $  91,656.8    $  94,670.3

NET CREDIT LOSSES (as a % of Average Managed Loans) (2)            3.14%          3.07%          2.99%          3.72%
------------------------------------------------------

                                                                    4Q 2000 VS.         YTD          YTD         YTD 4Q 2000 VS.
                                                                4Q 1999 INCREASE/       4Q           4Q       YTD 4Q 1999 INCREASE/
                                                                    (DECREASE)         1999         2000           (DECREASE)
                                                                -----------------    -------      -------     ---------------------
Adjusted Revenues, Net of Interest Expense                              22%          $ 8,927      $10,330              16%
Adjusted Operating Expenses                                             19%            3,875        4,368              13%
Adjusted Provision for Benefits, Claims, and Credit Losses              67%            2,810        3,817              36%
                                                                                     -------      -------
Core Income Before Taxes                                               (30%)           2,242        2,145              (4%)
Income Taxes                                                           (36%)             840          764              (9%)
                                                                                     -------      -------

Core Income (1)                                                        (27%)         $ 1,402      $ 1,381              (1%)
                                                                                     =======      =======
Managed Average Assets (in billions of dollars)                         17%          $    89      $   103              16%
                                                                                     =======      =======
Return on Managed Assets                                                                1.58%        1.34%
                                                                                     =======      =======

MANAGED BASIS
-------------
  End of period assets                                                  15%       $ 95,701.5   $110,333.7             15%
  Average loans                                                         16%       $ 76,439.6   $ 86,664.9             13%

End of Period Managed Receivables (2)                                   17%       $ 80,805.1   $ 94,670.3             17%

NET CREDIT LOSSES (as a % of Average Managed Loans) (2)
-------------------------------------------------------


(1) Includes after-tax reductions to reflect the timing difference of conforming Associates' accounting policies to those of Citigroup of $50, $13, $33 and $14 million for the 1999 first, second, third and fourth quarters, respectively, and $33, $74, $45 and $11 million for the 2000 first, second, third and fourth quarters, respectively.
(2) Excludes manufactured housing and Arcadia's previously securitized receivables.

INVESTMENT ACTIVITIES
(In millions of dollars)

                                                1Q         2Q         3Q         4Q
                                               1999       1999       1999       1999
                                             --------   --------   --------   --------
REVENUES:
    Proprietary Investments (1)              $    103   $    219   $    289   $    191
    LDC Debt Sales/Refinancing                     20         18         19         21
    Insurance Portfolio Gains (Losses) (2)         30         33          3        144
                                             --------   --------   --------   --------
      Total Revenues                         $    153   $    270   $    311   $    356
                                             ========   ========   ========   ========

CORE INCOME:
    Proprietary Investments (1)              $     59   $    133   $    179   $    115
    LDC Debt Sales/Refinancing                     13         11         11         12
    Insurance Portfolio Gains (Losses) (2)         17         18          4         86
                                             --------   --------   --------   --------
      Total Core Income                      $     89   $    162   $    194   $    213
                                             ========   ========   ========   ========

PERIOD END ASSETS:
    Proprietary Investments                  $  5,200   $  5,429   $  6,194   $  7,081
    LDC Debt Sales/Refinancing                  3,377      3,358      3,304      3,371
                                             --------   --------   --------   --------
      Total Period End Assets                $  8,577   $  8,787   $  9,498   $ 10,452
                                             ========   ========   ========   ========

                                                1Q         2Q         3Q         4Q
                                               2000       2000       2000       2000
                                             --------   --------   --------   --------
REVENUES:
    Proprietary Investments (1)              $  1,363    $    294   $     92   $    228
    LDC Debt Sales/Refinancing                   (112)         69        354         20
    Insurance Portfolio Gains (Losses) (2)       (235)         24         49         99
                                             --------    --------   --------   --------
      Total Revenues                         $  1,016    $    387   $    495   $    347
                                             ========    ========   ========   ========

CORE INCOME:
    Proprietary Investments (1)              $    850    $    175   $     39   $    126
    LDC Debt Sales/Refinancing                    (69)         42        222         12
    Insurance Portfolio Gains (Losses) (2)       (147)         17         31         65
                                             --------    --------   --------   --------
      Total Core Income                      $    634    $    234   $    292   $    203
                                             ========    ========   ========   ========

PERIOD END ASSETS:
    Proprietary Investments                  $  7,804    $  8,170   $  7,997   $  8,186
    LDC Debt Sales/Refinancing                  3,285       3,002      2,651      2,118
                                             --------    --------   --------   --------
      Total Period End Assets                $ 11,089    $ 11,172   $ 10,648   $ 10,304
                                             ========    ========   ========   ========

                                                     4Q 2000 VS.         YTD              YTD           YTD 4Q 2000 VS.
                                                 4Q 1999 INCREASE/       4Q               4Q         YTD 4Q 1999 INCREASE/
                                                     (DECREASE)         1999             2000             (DECREASE)
                                                 -----------------    --------         --------      ---------------------
REVENUES:
    Proprietary Investments (1)                          19%          $    802         $  1,977               147%
    LDC Debt Sales/Refinancing                           (5%)               78              331               324%
    Insurance Portfolio Gains (Losses) (2)              (31%)              210              (63)              NM
                                                                      --------         --------
      Total Revenues                                     (3%)         $  1,090         $  2,245               106%
                                                                      ========         ========

CORE INCOME:
    Proprietary Investments (1)                          10%          $    486         $  1,190               145%
    LDC Debt Sales/Refinancing                           --                 47              207               340%
    Insurance Portfolio Gains (Losses) (2)              (24%)              125              (34)              NM
                                                                      --------         --------
      Total Core Income                                  (5%)         $    658         $  1,363               107%
                                                                      ========         ========
PERIOD END ASSETS:
    Proprietary Investments                              16%
    LDC Debt Sales/Refinancing                          (37%)

      Total Period End Assets                            (1%)


(1) Includes Venture Capital Activities and certain other corporate investments.
(2) Represents gains (losses) on investments held by insurance companies managed by The Travelers Insurance business (see page 30 for Insurance Investment Portfolio details).

NM - Not meaningful
Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                                                    1Q          2Q       3Q         4Q
                                                                   1999        1999     1999       1999
                                                                 --------    -------   -------   --------
Revenues
    Loan interest, including fees                                $  8,348    $ 7,972   $ 8,258   $  8,440
    Other interest and dividends                                    5,488      5,518     5,453      5,512
    Insurance premiums                                              2,784      2,879     2,907      2,934
    Commissions and fees                                            3,031      3,360     3,382      3,811
    Principal transactions                                          1,770      1,272       954      1,164
    Asset management and administration fees                          955      1,003     1,056      1,150
    Realized gains (losses) from sales of investments                  35        197        30        243
    Other income                                                    1,126      1,297     1,126        941
                                                                 --------    -------   -------   --------
      Total revenues                                               23,537     23,498    23,166     24,195
      Interest expense                                              7,411      7,021     7,069      7,173
                                                                 --------    -------   -------   --------
      Total revenues, net of interest expense                      16,126     16,477    16,097     17,022
                                                                 --------    -------   -------   --------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                                2,153      2,266     2,369      2,332
    Provision for credit losses                                     1,240      1,242     1,081      1,197
                                                                 --------    -------   -------   --------
      Total provisions for benefits, claims, and credit losses      3,393      3,508     3,450      3,529
                                                                 --------    -------   -------   --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                         4,158      4,033     3,945      4,033
    Insurance underwriting, acquisition and operating                 949        926       876      1,014
    Restructuring and merger-related items                            (95)        47        22        (27)
    Other operating                                                 3,288      3,497     3,366      3,659
                                                                 --------    -------   -------   --------
      Total operating expenses                                      8,300      8,503     8,209      8,679
                                                                 --------    -------   -------   --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                         4,433      4,466     4,438      4,814
Provision for income taxes                                          1,598      1,610     1,593      1,729
Minority interest, net of income taxes                                 60         65        56         70
                                                                 --------    -------   -------   --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                         2,775      2,791     2,789      3,015
Cumulative effect of accounting changes                              (127)        --        --         --

                                                                 --------    -------   -------   --------
NET INCOME                                                       $  2,648    $ 2,791   $ 2,789   $  3,015
                                                                 ========    =======   =======   ========

                                                                    1Q          2Q        3Q        4Q
                                                                   2000        2000      2000      2000
                                                                 --------    -------   -------   --------
Revenues
    Loan interest, including fees                                $  8,449    $ 9,127   $ 9,717   $10,084
    Other interest and dividends                                    5,994      6,666     7,172     7,730
    Insurance premiums                                              2,994      3,015     3,107     3,313
    Commissions and fees                                            4,318      4,246     4,349     4,316
    Principal transactions                                          1,723      1,435     1,547     1,276
    Asset management and administration fees                        1,284      1,332     1,331     1,391
    Realized gains (losses) from sales of investments                (176)       280       510       206
    Other income                                                    2,229        958       891     1,012
                                                                 --------    -------   -------   -------
      Total revenues                                               26,815     27,059    28,624    29,328
      Interest expense                                              7,685      8,839     9,789    10,325
                                                                 --------    -------   -------   -------
      Total revenues, net of interest expense                      19,130     18,220    18,835    19,003
                                                                 --------    -------   -------   -------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                                2,376      2,451     2,539     2,781
    Provision for credit losses                                     1,309      1,302     1,221     1,507
                                                                 --------    -------   -------   -------
      Total provisions for benefits, claims, and credit losses      3,685      3,753     3,760     4,288
                                                                 --------    -------   -------   -------

OPERATING EXPENSES
    Non-insurance compensation and benefits                         4,587      4,630     4,838     4,578
    Insurance underwriting, acquisition and operating                 918        883       876       966
    Restructuring and merger-related items                             20          3        70       666
    Other operating                                                 3,842      3,774     3,836     4,072
                                                                 --------    -------   -------   -------
      Total operating expenses                                      9,367      9,290     9,620    10,282
                                                                 --------    -------   -------   -------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                         6,078      5,177     5,455     4,433
Provision for income taxes                                          2,167      1,818     1,958     1,582
Minority interest, net of income taxes                                 55         20        13        11
                                                                 --------    -------   -------   -------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                         3,856      3,339     3,484     2,840
Cumulative effect of accounting changes                                --         --        --        --
                                                                 --------    -------   -------   -------
NET INCOME                                                       $  3,856    $ 3,339   $ 3,484   $ 2,840
                                                                 ========    =======   =======   =======

                                                                   4Q 2000 VS.        YTD            YTD      YTD 4Q 2000 VS.
                                                                4Q 1999 INCREASE/     4Q             4Q     YTD 4Q 1999 INCREASE/
                                                                   (DECREASE)        1999           2000        (DECREASE)
                                                                -----------------  --------       --------  ---------------------
Revenues
    Loan interest, including fees                                      19%         $ 33,018       $ 37,377          13%
    Other interest and dividends                                       40%           21,971         27,562          25%
    Insurance premiums                                                 13%           11,504         12,429           8%
    Commissions and fees                                               13%           13,584         17,229          27%
    Principal transactions                                             10%            5,160          5,981          16%
    Asset management and administration fees                           21%            4,164          5,338          28%
    Realized gains (losses) from sales of investments                 (15%)             505            820          62%
    Other income                                                        8%            4,490          5,090          13%
                                                                                   --------       --------
      Total revenues                                                   21%           94,396        111,826          18%
      Interest expense                                                 44%           28,674         36,638          28%
                                                                                   --------       --------
      Total revenues, net of interest expense                          12%           65,722         75,188          14%
                                                                                   --------       --------

PROVISIONS FOR BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                                   19%            9,120         10,147          11%
    Provision for credit losses                                        26%            4,760          5,339          12%
                                                                                   --------       --------
      Total provisions for benefits, claims, and credit losses         22%           13,880         15,486          12%
                                                                                   --------       --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                            14%           16,169         18,633          15%
    Insurance underwriting, acquisition and operating                  (5%)           3,765          3,643          (3%)
    Restructuring and merger-related items                             NM               (53)           759          NM
    Other operating                                                    11%           13,810         15,524          12%
                                                                                   --------       --------
      Total operating expenses                                         18%           33,691         38,559          14%
                                                                                   --------       --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                            (8%)          18,151         21,143          16%
Provision for income taxes                                             (9%)           6,530          7,525          15%
Minority interest, net of income taxes                                (84%)             251             99         (61%)
                                                                                   --------       --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                            (6%)          11,370         13,519          19%
Cumulative effect of accounting changes                                --              (127)            --          NM
                                                                                   --------       --------
NET INCOME                                                             (6%)        $ 11,243       $ 13,519          20%
                                                                                   ========       ========


NM - Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)

                                                                1Q          2Q          3Q          4Q
                                                               1999        1999        1999        1999
                                                             --------    --------    --------    -------
Total Revenues, Net of Interest Expense                      $ 16,126    $ 16,477    $ 16,097    $17,022
Effect of Credit Card Securitization Activity                     669         671         662        705
Discontinuation of Associates Housing Finance                      --          --          --         --
                                                             --------    --------    --------    -------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     16,795      17,148      16,759     17,727

Total Operating Expenses                                        8,300       8,503       8,209      8,679
Restructuring and Merger-Related Items (1)                         95         (47)        (22)        27
Discontinuation of Associates Housing Finance                      --          --          --         --
                                                             --------    --------    --------    -------
ADJUSTED OPERATING EXPENSES                                     8,395       8,456       8,187      8,706

OPERATING MARGIN                                                8,400       8,692       8,572      9,021
                                                             --------    --------    --------    -------

Provisions for Benefits, Claims and Credit Losses               3,393       3,508       3,450      3,529
Effect of Credit Card Securitization Activity                     669         671         662        705
Discontinuation of Associates Housing Finance                      --          --          --         --
                                                             --------    --------    --------    -------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES      4,062       4,179       4,112      4,234


CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST           4,338       4,513       4,460      4,787
Taxes on Core Income                                            1,555       1,628       1,600      1,719
Minority Interest, Net of Income Taxes                             60          65          56         70
                                                             --------    --------    --------    -------
CORE INCOME                                                     2,723       2,820       2,804      2,998

Restructuring and Merger-Related Items (1)                         52         (29)        (15)        17
Discontinuation of Associates Housing Finance                      --          --          --         --
Cumulative Effect of Accounting Changes (2)                      (127)         --          --         --
                                                             --------    --------    --------    -------
NET INCOME                                                   $  2,648    $  2,791    $  2,789    $ 3,015
                                                             ========    ========    ========    =======

                                                                1Q          2Q          3Q          4Q
                                                               2000        2000        2000        2000
                                                             --------    --------    --------    -------
Total Revenues, Net of Interest Expense                      $ 19,130    $ 18,220    $ 18,835    $ 19,003
Effect of Credit Card Securitization Activity                     662         574         573         650
Discontinuation of Associates Housing Finance                      47          --          --          --
                                                             --------    --------    --------    --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     19,839      18,794      19,408      19,653

Total Operating Expenses                                        9,367       9,290       9,620      10,282
Restructuring and Merger-Related Items (1)                        (20)         (3)        (70)       (666)
Discontinuation of Associates Housing Finance                     (25)         --          --          --
                                                             --------    --------    --------    --------
ADJUSTED OPERATING EXPENSES                                     9,322       9,287       9,550       9,616

OPERATING MARGIN                                               10,517       9,507       9,858      10,037
                                                             --------    --------    --------    --------

Provisions for Benefits, Claims and Credit Losses               3,685       3,753       3,760       4,288
Effect of Credit Card Securitization Activity                     662         574         573         650
Discontinuation of Associates Housing Finance                     (40)         --          --          --
                                                             --------    --------    --------    --------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES      4,307       4,327       4,333       4,938

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST           6,210       5,180       5,525       5,099
Taxes on Core Income                                            2,216       1,819       1,983       1,757
Minority Interest, Net of Income Taxes                             55          20          13          11
                                                             --------    --------    --------    --------
CORE INCOME                                                     3,939       3,341       3,529       3,331

Restructuring and Merger-Related Items (1)                        (12)         (2)        (45)       (491)
Discontinuation of Associates Housing Finance                     (71)         --          --          --
Cumulative Effect of Accounting Changes (2)                        --          --          --          --
                                                             --------    --------    --------    --------
NET INCOME                                                   $  3,856    $  3,339    $  3,484    $  2,840
                                                             ========    ========    ========    ========

                                                                   4Q 2000 VS.        YTD            YTD       YTD 4Q 2000 VS.
                                                                4Q 1999 INCREASE/     4Q             4Q     YTD 4Q 1999 INCREASE/
                                                                   (DECREASE)        1999           2000         (DECREASE)
                                                                -----------------  --------       --------  ---------------------
Total Revenues, Net of Interest Expense                                12%         $ 65,722       $ 75,188            14%
Effect of Credit Card Securitization Activity                          (8%)           2,707          2,459           (9%)
Discontinuation of Associates Housing Finance                          --                --             47            NM
                                                                                   --------       --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                             11%           68,429         77,694            14%

Total Operating Expenses                                               18%           33,691         38,559            14%
Restructuring and Merger-Related Items (1)                             NM                53           (759)           NM
Discontinuation of Associates Housing Finance                          --                --            (25)           NM
                                                                                   --------       --------
ADJUSTED OPERATING EXPENSES                                            10%           33,744         37,775            12%

OPERATING MARGIN                                                       11%           34,685         39,919            15%
                                                                                   --------       --------

Provisions for Benefits, Claims and Credit Losses                      22%           13,880         15,486            12%
Effect of Credit Card Securitization Activity                          (8%)           2,707          2,459           (9%)
Discontinuation of Associates Housing Finance                          --                --            (40)           NM
                                                                                   --------       --------
ADJUSTED PROVISIONS FOR BENEFITS, CLAIMS AND CREDIT LOSSES             17%           16,587         17,905            8%


CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                   7%           18,098         22,014            22%
Taxes on Core Income                                                    2%            6,502          7,775            20%
Minority Interest, Net of Income Taxes                                (84%)             251             99           (61%)
                                                                                   --------       --------
CORE INCOME                                                            11%           11,345         14,140            25%

Restructuring and Merger-Related Items (1)                             NM                25           (550)           NM
Discontinuation of Associates Housing Finance                          --                --            (71)           NM
Cumulative Effect of Accounting Changes (2)                            --              (127)            --            NM
                                                                                   --------       --------
NET INCOME                                                             (6%)        $ 11,243       $ 13,519            20%
                                                                                   ========       ========

(1) Includes restructuring charges of $35 million pretax ($22 million after-tax) in the 1999 first quarter, $49 million pretax ($31 million after-tax) in the 1999 third quarter, $82 million pretax ($51 million after-tax) in the 1999 fourth quarter, $22 million pretax ($14 million after-tax) in the 2000 second quarter, $24 million pretax ($15 million after-tax) in the 2000 third quarter and $538 million pretax ($381 million after-tax) in the 2000 fourth quarter, merger-related expenses of $34 million pretax ($22 million after-tax) in the 2000 third quarter and $143 million pretax ($119 million after-tax) in the 2000 fourth quarter, and credits for reversals of prior charges of $211 million pretax ($125 million after-tax) in the 1999 first quarter, $68 million pretax ($41 million after-tax) in the 1999 third quarter, $122 million pretax ($76 million after-tax) in the 1999 fourth quarter, $48 million pretax ($31 million after-tax) in the 2000 second quarter and $22 million pretax ($13 million after-tax) in the 2000 fourth quarter. Also includes accelerated depreciation charges of $81 million pretax ($51 million after-tax) in the 1999 first quarter, $47 million pretax ($29 million after-tax) in the 1999 second quarter, $41 million pretax ($25 million after-tax) in the 1999 third quarter, $13 million pretax ($8 million after-tax) in the 1999 fourth quarter, $20 million pretax ($12 million after-tax) in the 2000 first quarter, $29 million pretax ($19 million after-tax) in the 2000 second quarter, $12 million pretax ($8 million after-tax) in the 2000 third quarter, and $7 million pretax ($4 million after-tax) in the 2000 fourth quarter.

(2) First quarter 1999 accounting changes refer to adoption of Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3) of ($135) million; adoption of SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" of $23 million; and the adoption of SOP 98-5, "Reporting on the Costs of Start-Up Activities" of ($15) million.

NM -  Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                         EOP
                                        LOANS          90 DAYS OR MORE PAST DUE (1)
                                      ---------        -------------------------------
                                        4Q00             4Q00        3Q00        4Q99
                                      ---------        -------     -------     -------
Citibanking North America             $     7.3        $    35     $    33     $    55
Ratio                                                     0.48%       0.46%       0.78%

Mortgage Banking                           41.7            828         709         696
Ratio                                                     1.99%       1.82%       2.31%

N.A. Bankcards                             86.8          1,140       1,022       1,066
Ratio                                                     1.31%       1.23%       1.44%

Other Cards                                 1.7              6          20          21
Ratio                                                     0.35%       1.05%       1.31%

Citifinancial                              20.1            277         239         203
Ratio                                                     1.38%       1.29%       1.31%

Western Europe                             15.4            782         766         868
Ratio                                                     5.09%       5.38%       5.75%

CEEMEA                                      2.3             32          34          46
Ratio                                                     1.37%       1.73%       2.25%

Asia (excluding Japan)                     22.2            335         350         442
Ratio                                                     1.51%       1.57%       1.93%

Japan                                       3.6              8           9          11
Ratio                                                     0.22%       0.24%       0.49%

Latin America                               6.8            250         319         320
Ratio                                                     3.66%       4.55%       4.10%

Global Private Bank (3)                    26.4             61          90         120
Ratio                                                     0.23%       0.36%       0.54%

Associates                                 72.4          1,381       1,473       1,461
Ratio                                                     1.91%       2.26%       2.62%

Other                                       0.4             --          --           4

                                      ---------        -------     -------     -------
Total Managed                             307.1          5,135       5,064       5,313
Ratio                                                     1.67%       1.75%       2.07%

SECURITIZATION ACTIVITIES:
--------------------------
Securitized Credit Card Receivables       (65.0)        (1,012)       (911)       (916)
Loans Held for Sale                       (13.3)          (110)        (68)        (32)
                                      ---------        -------     -------     -------
                                          (78.3)        (1,122)       (979)       (948)

Total Loans                           $   228.8        $ 4,013     $ 4,085     $ 4,365
                                      =========        =======     =======     =======
Ratio                                                     1.75%       1.84%       2.24%

                                       AVERAGE
                                        LOANS          NET CREDIT LOSSES (1)
                                      ---------        -------------------------------
                                        4Q00           4Q00(2)      3Q00        4Q99
                                      ---------        -------     -------     -------
Citibanking North America             $     7.0        $    16     $    15    $    23
Ratio                                                     0.90%       0.86%      1.27%

Mortgage Banking                           40.5             25           5         11
Ratio                                                     0.25%       0.06%      0.15%

N.A. Bankcards                             84.3            776         714        788
Ratio                                                     3.66%       3.50%      4.43%

Other Cards                                 1.8             29          13         12
Ratio                                                     6.44%       3.00%      2.95%

Citifinancial                              19.2             98          86         83
Ratio                                                     2.04%       1.92%      2.19%

Western Europe                             14.6             65          57         59
Ratio                                                     1.77%       1.55%      1.54%

CEEMEA                                      2.0             11           7          8
Ratio                                                     2.10%       1.45%      1.76%

Asia (excluding Japan)                     21.8             65          64         68
Ratio                                                     1.18%       1.14%      1.20%

Japan                                       3.6              4           6          3
Ratio                                                     0.48%       0.65%      0.61%

Latin America                               7.0             98          69         94
Ratio                                                     5.58%       3.89%      4.71%

Global Private Bank (3)                    25.8              8           2          7
Ratio                                                     0.13%       0.03%      0.13%

Associates                                 67.7            718         571        546
Ratio                                                     4.22%       3.63%      3.98%

Other                                       0.3             --          --          4
                                      ---------        -------     -------     -------
Total Managed                             295.6          1,913       1,609      1,706
Ratio                                                     2.57%       2.27%      2.72%

SECURITIZATION ACTIVITIES:
--------------------------
Securitized Credit Card Receivables       (60.8)          (588)       (513)      (627)
Loans Held for Sale                       (10.6)           (58)        (59)       (30)
                                      ---------        -------     -------     -------
                                          (71.4)          (646)       (572)      (657)

Total Loans                           $   224.2        $ 1,267     $ 1,037    $ 1,049
                                      =========        =======     =======    =======
Ratio                                      2.24%          2.25%       1.90%      2.19%


(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2) As a result of the adoption of revised FFIEC policies, the 4Q00 net credit loss ratio includes an increase of 10 bps in Citibanking North America, 17 bps In Mortgage Banking, 368 bps in Other Cards, 27 bps in Western Europe, 59 bps in CEEMEA, and 232 bps in Latin America.

(3) The net credit loss ratio increased 8 bps in the 4Q00 due to ICERC mandated write-offs.
Reclassified to conform to the current period's presentation.

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)

                                                       1Q        2Q        3Q        4Q
                                                      1999      1999      1999      1999
                                                     ------    ------    ------    -------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD   $8,596    $8,929    $8,882    $ 8,877
                                                     ------    ------    ------    -------
PROVISION FOR CREDIT LOSSES
    Consumer                                          1,070     1,066       981      1,052
    Commercial                                          170       176       100        145
                                                     ------    ------    ------    -------
                                                      1,240     1,242     1,081      1,197
                                                     ------    ------    ------    -------

GROSS CREDIT LOSSES
    Consumer                                          1,205     1,233     1,206      1,218
    Commercial                                          195       192       149        210
                                                     ------    ------    ------    -------
                                                      1,400     1,425     1,355      1,428
                                                     ------    ------    ------    -------
CREDIT RECOVERIES
    Consumer                                            186       211       203        169
    Commercial                                           29        34        27         66
                                                     ------    ------    ------    -------
                                                        215       245       230        235
                                                     ------    ------    ------    -------

NET CREDIT LOSSES                                     1,185     1,180     1,125      1,193
                                                     ------    ------    ------    -------
Other--net                                              278      (109)       39        (28)
                                                     ------    ------    ------    -------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD         $8,929    $8,882    $8,877    $ 8,853
                                                     ======    ======    ======    =======

Net consumer credit losses                           $1,019    $1,022    $1,003    $ 1,049
As a percentage of average consumer loans              2.32%     2.30%     2.17%      2.19%
Net commercial credit losses                         $  166    $  158    $  122    $   144
As a percentage of average commercial loans            0.59%     0.55%     0.42%      0.48%



ALLOWANCE FOR CREDIT LOSSES
---------------------------
Consumer                                             $5,267    $5,203    $5,243    $ 5,220
Commercial                                            3,662     3,679     3,634      3,633
                                                     ------    ------    ------    -------
    Total Allowance for Credit Losses                $8,929    $8,882    $8,877    $ 8,853
                                                     ======    ======    ======    =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                               2.96%      2.89%    2.80%      2.68%
Commercial                                             3.07%      2.98%    3.00%      3.02%
Total                                                  3.00%      2.93%    2.88%      2.81%

                                                       1Q         2Q         3Q          4Q
                                                      2000       2000       2000        2000
                                                     ------    -------     -------     ------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD   $8,853    $ 8,713     $ 8,852     $8,900
                                                     ------    -------     -------     ------

PROVISION FOR CREDIT LOSSES
    Consumer                                          1,094      1,065       1,085      1,122
    Commercial                                          215        237         136        385
                                                     ------    -------     -------     ------
                                                      1,309      1,302       1,221      1,507
                                                     ------    -------     -------     ------

GROSS CREDIT LOSSES
    Consumer                                          1,284      1,290       1,266      1,512
    Commercial                                          198        252         169        287
                                                     ------    -------     -------     ------
                                                      1,482      1,542       1,435      1,799
                                                     ------    -------     -------     ------
CREDIT RECOVERIES
    Consumer                                            209        246         229        245
    Commercial                                           24         27          35         49
                                                     ------    -------     -------     ------
                                                        233        273         264        294
                                                     ------    -------     -------     ------

NET CREDIT LOSSES                                     1,249      1,269       1,171      1,505
                                                     ------    -------     -------     ------
Other                                                  (200)       106          (2)        59
                                                     ------    -------     -------     ------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD         $8,713    $ 8,852     $ 8,900     $8,961
                                                     ======    =======     =======     ======

Net consumer credit losses                           $1,075    $ 1,044     $ 1,037     $1,267
As a percentage of average consumer loans              2.23%      2.07%       1.90%      2.25%
Net commercial credit losses                         $  174    $   225     $   134     $  238
As a percentage of average commercial loans            0.60%      0.72%       0.41%      0.69%



ALLOWANCE FOR CREDIT LOSSES
---------------------------
Consumer                                             $5,127    $ 5,154     $ 5,207     $5,055
Commercial                                            3,586      3,698       3,693      3,906
                                                     ------    -------     -------     ------
    Total Allowance for Credit Losses                $8,713    $ 8,852     $ 8,900     $8,961
                                                     ======    =======     =======     ======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                               2.61%      2.44%       2.35%      2.21%
Commercial                                             2.89%      2.77%       2.65%      2.83%
Total                                                  2.72%      2.57%       2.46%      2.44%

CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)

                                                                    1Q         2Q       3Q       4Q
                                                                   1999       1999     1999     1999
                                                                  -------    ------   ------   ------
CASH-BASIS AND RENEGOTIATED LOANS
---------------------------------
Commercial Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value) (1)   $   681    $  536   $  622   $  559
                                                                  -------    ------   ------   ------
Other                                                               1,277     1,341    1,232    1,162
                                                                  -------    ------   ------   ------
    Total Commercial Cash-Basis Loans                             $ 1,958    $1,877   $1,854   $1,721
                                                                  =======    ======   ======   ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets                                                  $ 1,095    $1,197   $1,154   $1,044
Global Relationship Banking                                           308       279      302      304
Insurance Subsidiaries                                                218        66       40       41
Associates                                                            323       322      345      318
Investment Activities                                                  14        13       13       14
                                                                  -------    ------   ------   ------
    Total Commercial Cash-Basis Loans                             $ 1,958    $1,877   $1,854   $1,721
                                                                  =======    ======   ======   ======

COMMERCIAL RENEGOTIATED LOANS                                     $ 1,050    $1,117   $1,076   $  953
                                                                  =======    ======   ======   ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
    HAS BEEN SUSPENDED                                            $ 3,832    $3,845   $3,904   $3,917
                                                                  =======    ======   ======   ======

OTHER REAL ESTATE OWNED, ASSETS PENDING DISPOSITION,
----------------------------------------------------
AND OTHER REPOSSESSED ASSETS
----------------------------

Consumer (2)                                                      $   384    $  375   $  405   $  364
                                                                  -------    ------   ------   ------

Emerging Markets                                                       26        28       50       44
Global Relationship Banking                                           212       178      178      156
Insurance Subsidiaries                                                242       445      445      311
                                                                  -------    ------   ------   ------
    Total Commercial (2)                                              480       651      673      511
                                                                  -------    ------   ------   ------

Corporate/Other                                                         8         8        8       14
                                                                  -------    ------   ------   ------

TOTAL OTHER REAL ESTATE OWNED                                     $   872    $1,034   $1,086   $  889
-----------------------------                                     =======    ======   ======   ======

ASSETS PENDING DISPOSITION (3)                                    $   783    $  837   $  888   $  908
------------------------------                                    =======    ======   ======   ======

OTHER REPOSSESSED ASSETS (4)                                      $   141    $  181   $  214   $  229
----------------------------                                      =======    ======   ======   ======

                                                                    1Q       2Q       3Q       4Q
                                                                   2000     2000     2000     2000
                                                                  ------   ------   ------   ------
CASH-BASIS AND RENEGOTIATED LOANS
--------------------------------
Commercial Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value) (1)   $  493   $  520   $  476   $  610
Other                                                              1,218    1,428    1,515    1,580
                                                                  ------   ------   ------   ------
    Total Commercial Cash-Basis Loans                             $1,711   $1,948   $1,991   $2,190
                                                                  ======   ======   ======   ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets                                                  $1,066   $1,132   $1,163   $1,147
Global Relationship Banking                                          319      465      475      539
Insurance Subsidiaries                                                59       38       40       44
Associates                                                           256      310      309      458
Investment Activities                                                 11        3        4        2
                                                                  ------   ------   ------   ------
    Total Commercial Cash-Basis Loans                             $1,711   $1,948   $1,991   $2,190
                                                                  ======   ======   ======   ======

COMMERCIAL RENEGOTIATED LOANS                                     $  795   $  783   $  782   $  784
                                                                  ======   ======   ======   ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
    HAS BEEN SUSPENDED                                            $3,771   $3,704   $3,663   $3,892
                                                                  ======   ======   ======   ======

OTHER REAL ESTATE OWNED, ASSETS PENDING DISPOSITION,
----------------------------------------------------
AND OTHER REPOSSESSED ASSETS
----------------------------

Consumer (2)                                                      $  404   $  415   $  461   $  404
                                                                  ------   ------   ------   ------

Emerging Markets                                                      43       43       42       74
Global Relationship Banking                                          141      135      122      115
Insurance Subsidiaries                                               310      114      113      102
                                                                  ------   ------   ------   ------
    Total Commercial (2)                                             494      292      277      291
                                                                  ------   ------   ------   ------

Corporate/Other                                                        9        8        8        8
                                                                  ------   ------   ------   ------

TOTAL OTHER REAL ESTATE OWNED                                     $  907   $  715   $  746   $  703
----------------------------                                      ======   ======   ======   ======

ASSETS PENDING DISPOSITION (3)                                    $1,068   $1,099   $1,094   $1,222
-----------------------------                                     ======   ======   ======   ======

OTHER REPOSSESSED ASSETS (4)                                      $  284   $  345   $  365   $  352
---------------------------                                       ======   ======   ======   ======


(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(2) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(3) Represents consumer residential mortgage loans that have a high probability of foreclosure, carried at lower of cost or collateral value.
(4) Primarily commercial transportation equipment and manufactured housing, carried at fair value less costs to sell.

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                             1Q        2Q         3Q          4Q
                                                            1999      1999       1999        1999
                                                           -------   -------   --------    --------
Fixed-income investments:
   Available for sale, at market:
        Mortgage-backed securities - principally
              obligations of U.S. Government agencies      $10,541   $10,288   $ 10,108    $ 10,007
        U.S. Treasury securities and obligations of U.S.
              Government corporations and agencies           4,147     3,618      3,371       3,189
        Corporates (including redeemable preferreds)        28,602    28,802     28,841      27,784
        Obligations of states and political subdivisions    11,461    11,112     10,777      10,374
        Debt securities issued by foreign governments        1,872     1,889      1,656       1,741
    Held to maturity, at amortized cost                         28        26         24          33
                                                           -------   -------   --------    --------
   Total fixed income                                       56,651    55,735     54,777      53,128
Equity securities, at market                                 1,914     1,972      2,052       2,311
Short-term and other                                         6,692     5,384      5,638       5,398
                                                           -------   -------   --------    --------
   Total investments held by Insurance companies           $65,257   $63,091   $ 62,467    $ 60,837
                                                           =======   =======   ========    ========

After tax unrealized gains / (losses) on invested assets   $   957   $    48   $   (309)   $   (668)
                                                           =======   =======   ========    ========

                                                                                                            4Q 2000 VS.
                                                              1Q          2Q          3Q          4Q     4Q 1999 INCREASE/
                                                             2000        2000        2000        2000        (DECREASE)
                                                           --------    --------    --------    -------   -----------------
Fixed-income investments:
   Available for sale, at market:
        Mortgage-backed securities - principally
              obligations of U.S. Government agencies      $ 10,422    $ 10,430    $ 10,759    $11,619           16%
        U.S. Treasury securities and obligations of U.S.
              Government corporations and agencies            3,439       3,063       3,176      3,247           2%
        Corporates (including redeemable preferreds)         28,500      29,125      28,811     28,895           4%
        Obligations of states and political subdivisions     10,411      10,311      10,435     10,784           4%
        Debt securities issued by foreign governments         1,623       1,700       1,966      1,607          (8%)
    Held to maturity, at amortized cost                          32          31          30         29          (12%)
                                                           --------    --------    --------    -------
   Total fixed income                                        54,427      54,660      55,177     56,181           6%
Equity securities, at market                                  2,302       2,208       2,075      2,326           1%
Short-term and other                                          6,561       6,673       7,853      8,108           50%
                                                           --------    --------    --------    -------
   Total investments held by Insurance companies           $ 63,290    $ 63,541    $ 65,105    $66,615           9%
                                                           ========    ========    ========    =======

After tax unrealized gains / (losses) on invested assets   $   (290)   $   (461)   $    (56)   $   531           NM
                                                           ========    ========    ========    =======



(1) Includes investments held by insurance companies managed by The Travelers Insurance business, as well as investments held by insurance subsidiaries of Associates.
NM -  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
GLOBAL CARDS SUPPLEMENTAL DATA
(In millions of dollars)

                                                     1Q           2Q           3Q            4Q
                                                    1999         1999         1999          1999
                                                  ---------    ---------    ---------    ---------
Adjusted Revenues, Net of Interest Expense        $   2,952    $   2,985    $   3,022    $   3,162
Adjusted Operating Expenses                           1,200        1,203        1,216        1,221
Adjusted Provision for Loan Losses (1)                1,150        1,178        1,122        1,157
                                                  ---------    ---------    ---------    ---------
Core Income Before Taxes                                602          604          684          784
Income Taxes                                            223          224          253          286
                                                  ---------    ---------    ---------    ---------
Core Income                                       $     379    $     380    $     431    $     498
                                                  =========    =========    =========    =========

Managed Average Assets (in billions of dollars)   $      95    $      95    $      98    $      99
                                                  =========    =========    =========    =========

Return on Managed Assets                               1.62%        1.60%        1.74%        2.00%
                                                  =========    =========    =========    =========

KEY INDICATORS
--------------
(in billions of dollars)

End of Period Managed Receivables                 $    92.0    $    93.5    $    94.7    $    99.4
Total EOP Open Accounts (in millions)                  81.6         83.8         87.1         90.7
Total Sales                                       $    51.0    $    56.5    $    57.5    $    61.4
Coincident Net Credit Loss Ratio % (2)                 5.14%        5.09%        4.76%        4.80%
Loans 90+ Days Past Due %                              1.59%        1.49%        1.50%        1.54%

GEOGRAPHIC DISTRIBUTION
-----------------------
CORE INCOME
-----------
    North America                                 $     277    $     280    $     301    $     324
    International                                        50           45           52           91
    Associates                                           52           55           78           83
                                                  ---------    ---------    ---------    ---------
      Total                                       $     379    $     380    $     431    $     498
                                                  =========    =========    =========    =========

AVERAGE LOANS
-------------
    North America                                 $    69.2    $    71.2    $    71.7    $    72.3
    International                                       8.4          8.5          8.7          8.9
    Associates                                         11.7         12.2         12.7         13.6
                                                  ---------    ---------    ---------    ---------
      Total                                       $    89.3    $    91.9    $    93.1    $    94.8
                                                  =========    =========    =========    =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
-------------------------------------
    North America                                      42.8         42.4         42.0         42.1
    International                                       9.8          9.9         10.1         10.1
    Associates                                         29.0         31.5         35.0         38.5
                                                  ---------    ---------    ---------    ---------
      Total                                            81.6         83.8         87.1         90.7
                                                  =========    =========    =========    =========


TOTAL SALES
-----------
    North America                                 $    39.6    $    44.0    $    44.2    $    47.2
    International                                       6.7          7.2          7.4          7.8
    Associates                                          4.7          5.3          5.9          6.4
                                                  ---------    ---------    ---------    ---------
      Total                                       $    51.0    $    56.5    $    57.5    $     61.4
                                                  =========    =========    =========    ==========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
-------------------------------------------
    North America                                 $     798    $     818    $     790    $     801
    International                                       111          118          109           86
    Associates                                          222          229          219          259
                                                  ---------    ---------    ---------    ---------
      Total                                       $   1,131    $   1,165    $   1,118    $   1,146
                                                  =========    =========    =========    =========

                                                     1Q            2Q          3Q            4Q
                                                    2000          2000        2000          2000
                                                  ---------    ---------    ---------    ---------
Adjusted Revenues, Net of Interest Expense        $   3,187    $   3,229    $   3,407    $   3,589
Adjusted Operating Expenses                           1,309        1,323        1,370        1,369
Adjusted Provision for Loan Losses (1)                1,171        1,109        1,107        1,199
                                                  ---------    ---------    ---------    ---------
Core Income Before Taxes                                707          797          930        1,021
Income Taxes                                            260          293          337          371
                                                  ---------    ---------    ---------    ---------
Core Income                                       $     447    $     504    $     593    $     650
                                                  =========    =========    =========    =========

Managed Average Assets (in billions of dollars)   $     104    $     108    $     115    $     121
                                                  =========    =========    =========    =========
Return on Managed Assets                               1.73%        1.88%        2.05%        2.14%
                                                  =========    =========    =========    =========

KEY INDICATORS
-------------
(in billions of dollars)

End of Period Managed Receivables                 $   100.5    $   106.7    $   111.9    $   117.7
Total EOP Open Accounts (in millions)                  88.6         94.6         97.5        100.1
Total Sales                                       $    60.2    $    68.1    $    68.0    $    69.6
Coincident Net Credit Loss Ratio % (2)                 4.76%        4.35%        4.00%        4.28%
Loans 90+ Days Past Due %                              1.53%        1.26%        1.27%        1.31%

GEOGRAPHIC DISTRIBUTION
-----------------------
CORE INCOME
-----------
    North America                                 $     296    $     308    $     369    $     408
    International                                        91          119          108          115
    Associates                                           60           77          116          127
                                                  ---------    ---------    ---------    ---------
      Total                                       $     447    $     504    $     593    $     650
                                                  =========    =========    =========    =========

AVERAGE LOANS
-------------
    North America                                 $    74.3    $    77.5    $    83.0    $    86.1
    International                                       9.3          9.5          9.6          9.6
    Associates                                         14.8         15.3         16.2         17.4
                                                  ---------    ---------    ---------    ---------
      Total                                       $    98.4    $   102.3    $   108.8    $   113.1
                                                  =========    =========    =========    =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
-------------------------------------
    North America                                      42.3         43.7         45.0         45.0
    International                                      10.7         11.0         11.3         11.7
    Associates                                         35.6         39.9         41.2         43.4
                                                  ---------    ---------    ---------    ---------
    Total                                              88.6         94.6         97.5        100.1
                                                  =========    =========    =========    =========

TOTAL SALES
-----------
    North America                                 $    45.7    $    52.1    $    51.3    $    52.0
    International                                       8.1          8.8          9.0          9.1
    Associates                                          6.4          7.2          7.7          8.5
                                                  ---------    ---------    ---------    ---------
      Total                                       $    60.2    $    68.1    $    68.0    $    69.6
                                                  =========    =========    =========    =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
-------------------------------------------
    North America                                 $     797    $     758    $     728    $     805
    International                                        93           80           79           77
    Associates                                          274          269          286          335
                                                  ---------    ---------    ---------    ---------
      Total                                       $   1,164    $   1,107    $   1,093    $   1,217
                                                  =========    =========    =========    =========

                                                      4Q 2000 VS.         YTD                YTD                YTD 4Q 2000 VS.
                                                  4Q 1999 INCREASE/       4Q                 4Q             YTD 4Q 1999 INCREASE/
                                                      (DECREASE)         1999               2000                  (DECREASE)
                                                  -----------------     -------           -------           ---------------------
Adjusted Revenues, Net of Interest Expense                14%           $12,121           $13,412                     11%
Adjusted Operating Expenses                               12%             4,840             5,371                     11%
Adjusted Provision for Loan Losses (1)                     4%             4,607             4,586                     --
                                                                        -------           -------
Core Income Before Taxes                                  30%             2,674             3,455                     29%
Income Taxes                                              30%               986             1,261                     28%
                                                                        -------           -------
Core Income                                               31%           $ 1,688           $ 2,194                     30%
                                                                        =======           =======

Managed Average Assets (in billions of dollars)           22%           $    97           $   112                     15%
                                                                        =======           =======
Return on Managed Assets                                                   1.74%             1.96%
                                                                        =======           =======

KEY INDICATORS
-------------
(in billions of dollars)

End of Period Managed Receivables                         18%
Total EOP Open Accounts (in millions)                     10%
Total Sales                                               13%

GEOGRAPHIC DISTRIBUTION
-----------------------
CORE INCOME
-----------
    North America                                         26%           $ 1,182           $ 1,381                     17%
    International                                         26%               238               433                     82%
    Associates                                            53%               268               380                     42%
                                                                        -------           -------
      Total                                               31%           $ 1,688           $ 2,194                     30%
                                                                        =======           =======
AVERAGE LOANS
-------------
    North America                                         19%           $  71.1           $  80.2                     13%
    International                                          8%               8.6               9.5                     10%
    Associates                                            28%              12.6              15.9                     26%
                                                                        -------           -------
      Total                                               19%           $  92.3           $ 105.6                     14%
                                                                        =======           =======

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
-------------------------------------
    North America                                          7%
    International                                         16%
    Associates                                            13%

      Total                                               10%

TOTAL SALES
-----------
    North America                                         10%           $ 175.0           $ 201.1                     15%
    International                                         17%              29.1              35.0                     20%
    Associates                                            33%              22.3              29.8                     34%
                                                                        -------           -------
      Total                                               13%           $ 226.4           $ 265.9                     17%
                                                                        =======           =======

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
-------------------------------------------
    North America                                         --            $ 3,207           $ 3,088                    (4%)
    International                                        (10%)              424               329                    (22%)
    Associates                                            29%               929             1,164                     25%
                                                                        -------           -------
      Total                                                6%           $ 4,560           $ 4,581                     --
                                                                        =======           =======



(1) On a managed basis.
(2) The 4Q00 net credit loss ratio includes a 7 basis point increase related to the adoption of revised FFIEC write-off policies.
Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS
(In millions of dollars)

                                        1Q       2Q       3Q         4Q
                                       1999     1999     1999       1999
                                      ------   ------   -------    ------
PRODUCT VIEW
------------
   TOTAL REVENUE
       Global Corporate Finance (1)   $3,348   $3,176   $ 2,819    $2,954
       Transaction Services (2)          695      712       748       770
       Private Client                  1,404    1,458     1,466     1,605
       Commercial Lines                1,534    1,558     1,578     1,595
       Other                             156       59      (165)       35
                                      ------   ------   -------    ------
   Total GCIB                         $7,137   $6,963   $ 6,446    $6,959
                                      ======   ======   =======    ======

   CORE INCOME
       Global Corporate Finance (1)   $  821   $  750   $   698    $  750
       Transaction Services (2)           41       42        54        58
       Private Client                    212      226       216       264
       Commercial Lines                  189      201       255       200
       Other                              73       24       (90)       12
                                      ------   ------   -------    ------
   Total GCIB                         $1,336   $1,243   $ 1,133    $1,284
                                      ======   ======   =======    ======


REGIONAL VIEW
-------------
  TOTAL REVENUE
     JENA (3)                         $5,914   $5,726   $ 5,243    $5,794
     Emerging Markets                  1,223    1,237     1,203     1,165
                                      ------   ------   -------    ------
  Total GCIB                          $7,137   $6,963   $ 6,446    $6,959
                                      ======   ======   =======    ======

  CORE INCOME
     JENA (3)                         $1,022   $  927   $   796    $1,021
     Emerging Markets                    314      316       337       263
                                      ------   ------   -------    ------
  Total GCIB                          $1,336   $1,243   $ 1,133    $1,284
                                      ======   ======   =======    ======

TRADING RELATED REVENUE
-----------------------
     Fixed Income                     $  851   $  582   $   443    $  434
     Equities                            292      395       292       312
     Foreign Exchange                    440      313       316       336
     All Other                           305      134       (51)       94
                                      ------   ------   -------    ------
  Total Trading Related Revenue       $1,888   $1,424   $ 1,000    $1,176
                                      ======   ======   =======    ======

                                        1Q       2Q       3Q          4Q
                                       2000     2000     2000        2000
                                      ------   ------   -------    -------
PRODUCT VIEW
------------
   TOTAL REVENUE
       Global Corporate Finance (1)   $3,799   $3,627   $ 3,795    $ 3,657
       Transaction Services (2)          826      869       884        907
       Private Client                  1,916    1,690     1,681      1,628
       Commercial Lines                1,568    1,626     1,747      1,759
       Other                              92       44       (10)       (11)
                                      ------   ------   -------    -------
   Total GCIB                         $8,201   $7,856   $ 8,097    $ 7,940
                                      ======   ======   =======    =======

   CORE INCOME
       Global Corporate Finance (1)   $1,065   $  843   $   880    $   829
       Transaction Services (2)          103      138       141        130
       Private Client                    364      256       251        199
       Commercial Lines                  240      267       315        250
       Other                              57       35         1          6
                                      ------   ------   -------    -------
   Total GCIB                         $1,829   $1,539   $ 1,588    $ 1,414
                                      ======   ======   =======    =======


REGIONAL VIEW
-------------
  TOTAL REVENUE
     JENA (3)                         $6,776   $6,427   $ 6,681    $ 6,519
     Emerging Markets                  1,425    1,429     1,416      1,421
                                      ------   ------   -------    -------
  Total GCIB                          $8,201   $7,856   $ 8,097    $ 7,940
                                      ======   ======   =======    =======

  CORE INCOME
     JENA (3)                         $1,407   $1,158   $ 1,183    $   994
     Emerging Markets                    422      381       405        420
                                      ------   ------   -------    -------
  Total GCIB                          $1,829   $1,539   $ 1,588    $ 1,414
                                      ======   ======   =======    =======

TRADING RELATED REVENUE
-----------------------
     Fixed Income                     $  695   $  533   $   716    $   425
     Equities                            508      436       391        394
     Foreign Exchange                    339      352       220        332
     All Other                           104       63        82         52
                                      ------   ------   -------    -------
  Total Trading Related Revenue       $1,646   $1,384   $ 1,409    $ 1,203
                                      ======   ======   =======    =======

                                         4Q 2000 VS.         YTD              YTD      YTD 4Q 2000 VS.
                                      4Q 1999 INCREASE/      4Q               4Q    YTD 4Q 1999 INCREASE/
                                          (DECREASE)        1999             2000        (DECREASE)
                                      -----------------    -------         -------  ---------------------
PRODUCT VIEW
------------
   TOTAL REVENUE
       Global Corporate Finance (1)           24%          $12,297         $14,878           21%
       Transaction Services (2)               18%            2,925           3,486           19%
       Private Client                          1%            5,933           6,915           17%
       Commercial Lines                       10%            6,265           6,700            7%
       Other                                  NM                85             115           35%
                                                           -------         -------
   Total GCIB                                 14%          $27,505         $32,094           17%
                                                           =======         =======

   CORE INCOME
       Global Corporate Finance (1)           11%          $ 3,019         $ 3,617           20%
       Transaction Services (2)              124%              195             512          163%
       Private Client                        (25%)             918           1,070           17%
       Commercial Lines                       25%              845           1,072           27%
       Other                                 (50%)              19              99          421%
                                                           -------         -------
   Total GCIB                                 10%          $ 4,996         $ 6,370           28%
                                                           =======         =======


REGIONAL VIEW
-------------
  TOTAL REVENUE
     JENA (3)                                 13%          $22,677         $26,403           16%
     Emerging Markets                         22%            4,828           5,691           18%
                                                           -------         -------
  Total GCIB                                  14%          $27,505         $32,094           17%
                                                           =======         =======

  CORE INCOME
     JENA (3)                                 (3%)         $ 3,766         $ 4,742           26%
     Emerging Markets                         60%            1,230           1,628           32%
                                                           -------         -------
  Total GCIB                                  10%          $ 4,996         $ 6,370           28%
                                                           =======         =======

TRADING RELATED REVENUE
-----------------------
     Fixed Income                             (2%)         $ 2,310         $ 2,369            3%
     Equities                                 26%            1,291           1,729           34%
     Foreign Exchange                         (1%)           1,405           1,243          (12%)
     All Other                               (45%)             482             301          (38%)
                                                           -------         -------
  Total Trading Related Revenue                2%          $ 5,488         $ 5,642            3%
                                                           =======         =======


(1) Global Corporate Finance includes Global Fixed Income, FX and Structured Products, Global Equities, Global Investment Banking, Global Equipment Finance, Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Phibro, Robinson Humphrey, Municipals & Stock Loans.
(2) Transaction Services includes e-Business, Cash Management, Trade Finance and Worldwide Securities Services.
(3)   JENA includes Japan, Western Europe and North America.

NM Not meaningful
Reclassified to conform to the current period's presentation.

EMERGING MARKETS - CONSUMER AND CORPORATE BANKING (1)
(In millions of dollars)

                                                          1Q         2Q        3Q        4Q
                                                         1999       1999      1999      1999
                                                       -------    -------    ------   -------
REVENUE
    Asia                                               $   960    $ 1,052    $1,033   $ 1,021
    Latin America                                        1,107      1,045     1,007     1,044
    CEEMEA                                                 310        366       440       401
    Other                                                   (2)         6         7        24
                                                       -------    -------    ------   -------
      TOTAL                                            $ 2,375    $ 2,469    $2,487   $ 2,490
                                                       =======    =======    ======   =======


CORE INCOME
    Asia                                               $   172    $   229    $  237   $   183
    Latin America                                          269        202       178       217
    CEEMEA                                                  49         68       107        81
    Other                                                  (24)       (10)       24         7
                                                       -------    -------    ------   -------
      TOTAL                                            $   466    $   489    $  546   $   488
                                                       =======    =======    ======   =======


CORE INCOME
    ASIA:
      Global Consumer (2)                              $    81    $    84    $   92   $    99
      Global Corporate & Investment Bank                    87        131       132        76
      Global Investment Management & Private Banking         4         14        13         8
                                                       -------    -------    ------   -------
        TOTAL ASIA                                     $   172    $   229    $  237   $   183
                                                       =======    =======    ======   =======

    LATIN AMERICA:
      Global Consumer (2)                              $    49    $    44    $   53   $    82
      Global Corporate & Investment Bank                   203        133       103       108
      Global Investment Management & Private Banking        17         25        22        27
                                                       -------    -------    ------   -------
        TOTAL LATIN AMERICA                            $   269    $   202    $  178   $   217
                                                       =======    =======    ======   =======

    CEEMEA:
      Global Consumer (2)                              $     2    $     6    $   27   $    10
      Global Corporate & Investment Bank                    48         62        78        72
      Global Investment Management & Private Banking        (1)        --         2        (1)
                                                       -------    -------    ------   -------
        TOTAL CEEMEA                                   $    49    $    68    $  107   $    81
                                                       =======    =======    ======   =======

    OTHER                                                  (24)       (10)       24         7

    EMERGING MARKETS:
      Global Consumer (2)                              $   132    $   134    $  172   $   191
      Global Corporate & Investment Bank                   314        316       337       263
      Global Investment Management & Private Banking        20         39        37        34
                                                       -------    -------    ------   -------
        TOTAL EMERGING MARKETS                         $   466    $   489    $  546   $   488
                                                       =======    =======    ======   =======

                                                         1Q       2Q         3Q       4Q
                                                        2000     2000       2000     2000
                                                       ------   -------    ------   ------
REVENUE
    Asia                                               $1,198   $ 1,152    $1,114   $1,114
    Latin America                                       1,166     1,153     1,091    1,173
    CEEMEA                                                446       480       533      573
    Other                                                  29        32        34       34
                                                       ------   -------    ------   ------
      TOTAL                                            $2,839   $ 2,817    $2,772   $2,894
                                                       ======   =======    ======   ======



CORE INCOME
    Asia                                               $  312   $   298    $  284   $  270
    Latin America                                         269       229       213      245
    CEEMEA                                                115       112       127      137
    Other                                                   7        (5)       20       41
                                                       ------   -------    ------   ------
      TOTAL                                            $  703   $   634    $  644   $  693
                                                       ======   =======    ======   ======


CORE INCOME
    ASIA:
      Global Consumer (2)                              $  142   $   140    $  141   $  135
      Global Corporate & Investment Bank                  149       144       132      127
      Global Investment Management & Private Banking       21        14        11        8
                                                       ------   -------    ------   ------
        TOTAL ASIA                                     $  312   $   298    $  284   $  270
                                                       ======   =======    ======   ======

    LATIN AMERICA:
      Global Consumer (2)                              $   68   $    44    $   36   $   73
      Global Corporate & Investment Bank                  172       147       145      136
      Global Investment Management & Private Banking       29        38        32       36
                                                       ------   -------    ------   ------
        TOTAL LATIN AMERICA                            $  269   $   229    $  213   $  245
                                                       ======   =======    ======   ======

    CEEMEA:
      Global Consumer (2)                              $   14   $    16    $   15   $   13
      Global Corporate & Investment Bank                   94        95       108      116
      Global Investment Management & Private Banking        7         1         4        8
                                                       ------   -------    ------   ------
        TOTAL CEEMEA                                   $  115   $   112    $  127   $  137
                                                       ======   =======    ======   ======

    OTHER                                                   7        (5)       20       41

    EMERGING MARKETS:
      Global Consumer (2)                              $  224   $   200    $  192   $  221
      Global Corporate & Investment Bank                  422       381       405      420
      Global Investment Management & Private Banking       57        53        47       52
                                                       ------   -------    ------   ------
        TOTAL EMERGING MARKETS                         $  703   $   634    $  644   $  693
                                                       ======   =======    ======   ======

                                                          4Q 2000 VS.        YTD        YTD          YTD 4Q 2000 VS.
                                                      4Q 1999 INCREASE/      4Q         4Q        YTD 4Q 1999 INCREASE/
                                                          (DECREASE)        1999       2000             (DECREASE)
                                                      -----------------   -------    -------      --------------------
REVENUE
    Asia                                                       9%         $ 4,066    $ 4,578               13%
    Latin America                                             12%           4,203      4,583                9%
    CEEMEA                                                    43%           1,517      2,032               34%
    Other                                                     42%              35        129              269%
                                                                          -------    -------
      TOTAL                                                   16%         $ 9,821    $11,322               15%
                                                                          =======    =======



CORE INCOME
    Asia                                                      48%         $   821    $ 1,164               42%
    Latin America                                             13%             866        956               10%
    CEEMEA                                                    69%             305        491               61%
    Other                                                    486%              (3)        63               NM
                                                                          -------    -------
      TOTAL                                                   42%         $ 1,989    $ 2,674               34%
                                                                          =======    =======


CORE INCOME
    ASIA:
      Global Consumer (2)                                     36%         $   356    $   558               57%
      Global Corporate & Investment Bank                      67%             426        552               30%
      Global Investment Management & Private Banking          --               39         54               38%
                                                                          -------    -------
        TOTAL ASIA                                            48%         $   821    $ 1,164               42%
                                                                          =======    =======

    LATIN AMERICA:
      Global Consumer (2)                                    (11%)        $   228    $   221               (3%)
      Global Corporate & Investment Bank                      26%             547        600               10%
      Global Investment Management & Private Banking          33%              91        135               48%
                                                                          -------    -------
        TOTAL LATIN AMERICA                                   13%         $   866    $   956               10%
                                                                          =======    =======

    CEEMEA:
      Global Consumer (2)                                     30%         $    45    $    58               29%
      Global Corporate & Investment Bank                      61%             260        413               59%
      Global Investment Management & Private Banking          NM               --         20               NM
                                                                          -------    -------
        TOTAL CEEMEA                                          69%         $   305    $   491               61%
                                                                          =======    =======

    OTHER                                                    486%              (3)        63              NM

    EMERGING MARKETS:
      Global Consumer (2)                                     16%         $   629    $   837               33%
      Global Corporate & Investment Bank                      60%           1,230      1,628               32%
      Global Investment Management & Private Banking          53%             130        209               61%
                                                                          -------    -------
        TOTAL EMERGING MARKETS                                42%         $ 1,989    $ 2,674               34%
                                                                          =======    =======



      (1) Also includes Global Investment Management and Private Banking. Excludes Investment Activities.
      (2)   Includes Associates.
      NM - Not meaningful

GLOBAL WEALTH MANAGEMENT
SUPPLEMENTAL DATA
(In millions of dollars)

                                                                      1Q         2Q         3Q          4Q
                                                                     1999       1999       1999        1999
                                                                    -------    -------    -------    -------
REVENUES
    Private Client                                                  $ 1,404    $ 1,458    $ 1,466    $ 1,605
    SSB Citi Asset Management                                           356        358        371        409
    Global Private Bank                                                 274        301        305        332
    Global Consumer Investment, Life Insurance & Annuity Products     1,301      1,424      1,422      1,483
                                                                    -------    -------    -------    -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $ 3,335    $ 3,541    $ 3,564    $ 3,829
                                                                    =======    =======    =======    =======

CORE INCOME
    Private Client                                                  $   212    $   226    $   216    $   264
    SSB Citi Asset Management                                            81         85         84         78
    Global Private Bank                                                  55         71         70         73
    Global Consumer Investment, Life Insurance & Annuity Products       259        301        293        269
                                                                    -------    -------    -------    -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $   607    $   683    $   663    $   684
                                                                    =======    =======    =======    =======




    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                 $   816    $   852    $   845    $   965
    SSB Citi Asset Management -Assets Under Management                  351        360        364        377
    PBG - Client Business Volumes                                       119        125        128        140
    Global Consumer Investment, Life Insurance & Annuity Products       547        560        560        578
    Less Cross-Sell Volumes Included Above                             (263)      (269)      (268)      (280)
                                                                    -------    -------    -------    -------
    TOTAL CLIENT BUSINESS VOLUMES                                   $ 1,570    $ 1,628    $ 1,629    $ 1,780
                                                                    =======    =======    =======    =======

                                                                      1Q          2Q        3Q         4Q
                                                                     2000        2000      2000       2000
                                                                    -------    -------    -------    -------
REVENUES
    Private Client                                                  $ 1,916    $ 1,690    $ 1,681    $ 1,628
    SSB Citi Asset Management                                           436        479        491        487
    Global Private Bank                                                 362        338        337        369
    Global Consumer Investment, Life Insurance & Annuity Products     1,670      1,617      1,532      1,616
                                                                    -------    -------    -------    -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $ 4,384    $ 4,124    $ 4,041    $ 4,100
                                                                    =======    =======    =======    =======

CORE INCOME
    Private Client                                                  $   364    $   256    $   251    $   199
    SSB Citi Asset Management                                            95         92         96         78
    Global Private Bank                                                  80         79         80         85
    Global Consumer Investment, Life Insurance & Annuity Products       353        357        351        353
                                                                    -------    -------    -------    -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                  $   892    $   784    $   778    $   715
                                                                    =======    =======    =======    =======



    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                 $ 1,032    $ 1,032    $ 1,047    $   977
    SSB Citi Asset Management -Assets Under Management                  388        389        397        401
    PBG - Client Business Volumes                                       144        149        154        153
    Global Consumer Investment, Life Insurance & Annuity Products       593        599        608        608
    Less Cross-Sell Volumes Included Above                             (294)      (300)      (309)      (308)
                                                                    -------    -------    -------    -------
    TOTAL CLIENT BUSINESS VOLUMES                                   $ 1,863    $ 1,869    $ 1,897    $ 1,831
                                                                    =======    =======    =======    =======

                                                                      4Q 2000 VS.        YTD         YTD          YTD 4Q 2000 VS.
                                                                  4Q 1999 INCREASE/      4Q          4Q        YTD 4Q 1999 INCREASE/
                                                                      (DECREASE)        1999        2000            (DECREASE)
                                                                  -----------------   --------    --------     ---------------------
REVENUES
    Private Client                                                         1%         $  5,933    $  6,915             17%
    SSB Citi Asset Management                                             19%            1,494       1,893             27%
    Global Private Bank                                                   11%            1,212       1,406             16%
    Global Consumer Investment, Life Insurance & Annuity Products          9%            5,630       6,435             14%
                                                                                      --------    --------
    TOTAL GLOBAL WEALTH MANAGEMENT                                         7%         $ 14,269    $ 16,649             17%
                                                                                      ========    ========

CORE INCOME
    Private Client                                                       (25%)        $    918    $  1,070             17%
    SSB Citi Asset Management                                             --               328         361             10%
    Global Private Bank                                                   16%              269         324             20%
    Global Consumer Investment, Life Insurance & Annuity Products         31%            1,122       1,414             26%
                                                                                      --------    --------
    TOTAL GLOBAL WEALTH MANAGEMENT                                         5%         $  2,637    $  3,169             20%
                                                                                      ========    ========





    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                        1%         $    965    $    977              1%
    SSB Citi Asset Management -Assets Under Management                     6%              377         401              6%
    PBG - Client Business Volumes                                          9%              140         153              9%
    Global Consumer Investment, Life Insurance & Annuity Products          5%              578         608              5%
    Less Cross-Sell Volumes Included Above                                10%             (280)       (308)            10%
                                                                                      --------    --------
    TOTAL CLIENT BUSINESS VOLUMES                                          3%         $  1,780    $  1,831              3%
                                                                                      ========    ========





    Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.

CITICORP SUPPLEMENTAL DATA (1)
(In millions of dollars)

                                                              1Q           2Q           3Q            4Q
                                                             1999         1999         1999          1999
                                                           ---------    ---------    ---------    ---------
NET INTEREST REVENUE STATISTICS
-------------------------------
(TAXABLE EQUIVALENT BASIS)
--------------------------
Net Interest Revenue                                       $   5,082    $   5,164    $   5,187    $   5,366
Effect of Credit Card Securitization Activity                  1,476        1,405        1,517        1,371
                                                           ---------    ---------    ---------    ---------
  Total Adjusted                                           $   6,558    $   6,569    $   6,704    $   6,737
                                                           =========    =========    =========    =========

Average Interest Earning Assets (in billions of dollars)   $   377.5    $   379.8    $   383.4    $   391.8
Effect of Credit Card Securitization Activity                   48.6         52.9         55.8         56.6
                                                           ---------    ---------    ---------    ---------
  Total Adjusted                                           $   426.1    $   432.7    $   439.2    $   448.4
                                                           =========    =========    =========    =========

Net Interest Margin (%)                                         5.46%       5.45%         5.37%        5.43%
Effect of Credit Card Securitization Activity                   0.78%       0.64%         0.69%        0.53%
                                                           ---------    ---------    ---------    ---------
  Total Adjusted                                                6.24%        6.09%        6.06%        5.96%
                                                           =========    =========    =========    =========

                                                               1Q          2Q            3Q           4Q
                                                              2000        2000          2000         2000
                                                           ---------    ---------    ---------    ---------
NET INTEREST REVENUE STATISTICS
-------------------------------
(TAXABLE EQUIVALENT BASIS)
--------------------------
Net Interest Revenue                                       $   5,317    $   5,455    $   5,620    $   5,835
Effect of Credit Card Securitization Activity                  1,602        1,546        1,509        1,619
                                                           ---------    ---------    ---------    ---------
  Total Adjusted                                           $   6,919    $   7,001    $   7,129    $   7,454
                                                           =========    =========    =========    =========

Average Interest Earning Assets (in billions of dollars)   $   399.5    $   425.4    $   449.6    $   464.0
Effect of Credit Card Securitization Activity                   61.7         58.3         57.6         62.5
                                                           ---------    ---------    ---------    ---------
  Total Adjusted                                           $   461.2    $   483.7    $   507.2    $   526.5
                                                           =========    =========    =========    =========

Net Interest Margin (%)                                         5.35%        5.16%        4.97%        5.00%
Effect of Credit Card Securitization Activity                   0.68%        0.66%        0.62%        0.63%
                                                           ---------    ---------    ---------    ---------
  Total Adjusted                                                6.03%        5.82%        5.59%        5.63%
                                                           =========    =========    =========    =========

                                                              YTD            YTD
                                                              4Q             4Q
                                                             1999           2000
                                                           ----------    ----------
NET INTEREST REVENUE STATISTICS
-------------------------------
(TAXABLE EQUIVALENT BASIS)
--------------------------
Net Interest Revenue                                       $   20,799    $   22,227
Effect of Credit Card Securitization Activity                   5,769         6,276
                                                           ----------    ----------
  Total Adjusted                                           $   26,568    $   28,503
                                                           ==========    ==========

Average Interest Earning Assets (in billions of dollars)   $    382.9    $    433.2
Effect of Credit Card Securitization Activity                    53.8          59.7
                                                           ----------    ----------
  Total Adjusted                                           $    436.7    $    492.9
                                                           ==========    ==========

Net Interest Margin (%)                                          5.43%         5.13%
Effect of Credit Card Securitization Activity                    0.65%         0.65%
                                                           ----------    ----------
  Total Adjusted                                                 6.08%         5.78%
                                                           ==========    ==========


(1) Excludes manufactured housing and Arcadia's previously securitized receivables.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 17, 2001                                CITIGROUP INC.


                                                        By: /s/ Roger W. Trupin
                                                           --------------------
                                                        Name: Roger W. Trupin
                                                        Title:      Controller